UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund: BlackRock Allocation Target Shares

BATS: Series A Portfolio

BATS: Series C Portfolio

BATS: Series E Portfolio

BATS: Series M Portfolio

BATS: Series P Portfolio

BATS: Series S Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation

Target Shares, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2019

Date of reporting period: 03/31/2019

Item 1 – Report to Stockholders

MARCH 31, 2019

ANNUAL REPORT

BlackRock Allocation Target Shares

▶	BATS: Series A Portfolio

▶	BATS: Series C Portfolio

▶	BATS: Series E Portfolio

▶	BATS: Series M Portfolio

▶	BATS: Series P Portfolio

▶	BATS: Series S Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800)-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month

U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%

U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05

International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)

Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)

3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12

U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of March 31, 2019	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2019, the Fund underperformed both its broad-based benchmark, the Bloomberg Barclays U.S. Universal Index, and its “Reference Benchmark,” consisting of 50% Bloomberg Barclays U.S. Asset-Backed Securities Index and 50% Bloomberg Barclays Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser; and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its Reference Benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest detractors from the Fund’s performance were underweight allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”), as both sectors outperformed the benchmark. In particular, underweights to credit card and prime and subprime auto loan receivables within ABS weighed on the Fund’s return.

Positive contributions to the Fund’s performance were led by allocations to non-agency residential mortgage-backed securities (“RMBS”), specifically holdings within the sub-prime, option adjustable-rate mortgage and credit risk-transfer subsectors. Holdings of floating rate collateralized loan obligations also contributed to performance. Finally, exposure to corporate bonds was additive.

Describe recent portfolio activity.

The Fund decreased allocations to corporate credit, floating rate loan interests (“bank loans”) and ABS during the period. Within ABS, exposure to foreign issues was decreased, along with exposure to auto and equipment loan receivables, while the allocation to student loans and small business association loans was increased. The allocation to CMBS was increased, most notably to interest-only securities and AAA-rated non-agency multifamily loans. RMBS exposure was also increased during the period, specifically within legacy subprime deals.

Describe portfolio positioning at period end.

The Fund ended the period with an underweight duration (and corresponding interest rate sensitivity) relative to the Reference Benchmark. The Fund had an out-of-benchmark exposure to floating rate bank loans and was overweight in high yield corporates. The Fund was also overweight in ABS. The Fund was underweight in CMBS, largely due to relatively light exposure to non-agency issues within the sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)

Asset-Backed Securities	60%
Non-Agency Mortgage-Backed Securities	35
U.S. Government Sponsored Agency Securities	3
Floating Rate Loan Interests	2

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)

AAA/Aaa(c)	37%
AA/Aa	4
A	4
BBB/Baa	4
BB/Ba	7
B	2
CCC/Caa	4
CC/Ca	5
C	2
N/R	31

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S.Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BATS: Series A Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(b)

An unmanaged, market value weighted index of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, ABS and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(c)

A customized weighted index comprised of the returns of the Bloomberg Barclays U.S. Asset-Backed Securities Index (50%)/Bloomberg Barclays Non-Agency Investment Grade CMBS Index (50%). The Bloomberg Barclays U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Barclays Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (WAC), or capped WAC securities.

(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)

	6-Month Total Returns	1 Year	Since Inception(b)
BATS: Series A Portfolio	2.06%	4.31%	6.13%
Bloomberg Barclays U.S. Universal Index	4.53	4.53	3.03
Reference Benchmark	3.79	4.70	2.58

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on September 21, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BATS: Series A
Portfolio	$1,000.00	$1,020.60	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2019	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2019 the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s positioning in the industrials sector made the largest contribution to returns, primarily as a result of overweight allocations to the midstream energy and technology industries. Duration and curve positioning also helped results. (Duration is a measure of interest rate sensitivity).

An underweight in emerging market issuers detracted from results, as did the Fund’s positioning in taxable municipal bonds and its overweight in the auto industry.

Describe recent portfolio activity.

The investment adviser added risk to the portfolio in the early part of the period, as it believed the widening in yield spreads would subside as the supply-and-demand backdrop for corporate bonds improved. (Yield spread refers to the difference in a bond’s yield relative to U.S. Treasuries). However, fears about Fed policy sparked a protracted selloff in risk assets in late 2018, negatively affecting the Fund. The investment adviser retained a steady level of portfolio risk going into 2019 on the belief that the improvement in valuations in the fourth quarter more than accounted for any deterioration in corporate fundamentals. As a result, the Fund was in a position to benefit from the subsequent recovery in higher-risk assets.

The investment adviser increased the Fund’s positions in the automotive, railroad and energy industries. The Fund maintained its tilt toward the short and intermediate segments of the yield curve, where supply and demand factors were more favorable than on the long end.

Describe portfolio positioning at period end.

The Fund was overweight in the banking, cable and satellite, and midstream energy industries. The Fund’s largest underweight positions were in life insurance, electric utilities, and property and casualty insurance. The Fund’s duration was neutral relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)

Corporate Bonds	88%
Capital Trusts	4
Taxable Municipal Bonds	3
U.S. Treasury Obligations	2
Foreign Government Obligations	2
Foreign Agency Obligations	1

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)

AAA/Aaa(c)	3%
AA/Aa	12
A	30
BBB/Baa	54
BB/Ba	1

(a)	Total investments exclude short-term securities and options purchased.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

6	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BATS: Series C Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(b)

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)

	6-Month Total Returns	1 Year	5 Years	10 Years
BATS: Series C Portfolio	4.69%	5.05%	3.76%	6.55%
Bloomberg Barclays U.S. Credit Index	4.89	4.89	3.61	6.22

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio
BATS: Series C
Portfolio	$1,000.00	$1,046.90	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2019	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2019, the Fund outperformed its broad-based benchmark, the S&P® Municipal Bond Index, but underperformed its customized “Reference Benchmark,” consisting of 50% S&P® Municipal High-Yield Index, 25% S&P® Municipal Bond A Rating Band Index (using the returns of only those A rated bonds that have maturities greater than five years) and 25% S&P® Municipal Bond BBB Rating Band Index (using the returns of only those BBB rated bonds that have maturities greater than five years). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s performance was hurt by its large underweights in various securities issued by U.S. territories, including Puerto Rico and the Virgin Islands that significantly outperformed the broader market. Puerto Rico’s debt benefited as its economy and revenues proved more resilient than expected following the 2017 hurricane. Underweight positions in non-investment grade bonds and the five-year to 15-year maturity range, both of which outperformed, also detracted from results. The Fund sought to manage interest rate risk in an active fashion using U.S. Treasury futures, which was a further detractor in the period.

On the positive side, positions in bonds with maturities of 20 years and above contributed to performance, as did an overweight in BBB rated securities. At the sector level, overweight positions in transportation, health care and tobacco issues added value. Security selection in the tobacco sector detracted, however, as the Fund favored higher-quality issues that underperformed lower-quality debt.

Describe recent portfolio activity.

The Fund’s most significant activity consisted of investing large cash inflows that mostly occurred during the first quarter of 2019. New investments favored longer-dated maturities in an effort to maximize yields and capture more attractive relative value versus shorter-dated issues. The lack of high-yield supply required the investment adviser to invest in higher-quality securities on a temporary basis as it awaited additional opportunities.

The Fund added to various Puerto Rico issues during the period as the outlook for the territory improved.

Describe portfolio positioning at period end.

The Fund held an above-average cash position as of March 31, 2019 due to large cash inflows just prior to period end. Given the rich valuations and low absolute yields in the market, the investment adviser chose to take a patient approach rather than putting all of the cash to work immediately. The Fund’s cash balance had no material impact on Fund performance.

At period end, the Fund had a slightly long duration relative to the benchmark. (Duration is a measure of interest-rate sensitivity). The Fund remained overweight in longer-term bonds, specifically the 20+ year maturity range, due to the investment adviser’s bias toward a continued flattening of the yield curve (i.e., outperformance for longer-dated issues). The Fund’s largest sector overweights included transportation, tobacco and housing. The Fund’s leading underweights were in the tax-backed and school district sectors, which reflected the investment adviser’s preference for revenue bonds (those secured by a specific revenue source) over general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

County/City/Special District/School District	23%
Health Care	17
Transportation	16
Education	12
Tobacco	12
Utilities	10
Housing	7
Corporate	3

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)

AAA/Aaa	2%
AA/Aa	16
A	20
BBB/Baa	26
BB/Ba	6
B	7
CC/Ca	2
N/R	21

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

8	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BATS: Series E Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will invest in investment grade and non-investment grade municipal bonds. Under normal circumstances, the Fund maintains an average portfolio duration that is within ±25% of the duration of the Reference Benchmark.

(b)

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

(c)

A customized weighted index comprised of the returns of the S&P® Municipal High-Yield Index (50%)/S&P® Municipal Bond A Rating Band Index (25%) using the returns of only those A rated bonds that have maturities greater than 5 years/S&P® Municipal Bond BBB Rating Band Index (25%) using the returns of only those BBB rated bonds that have the maturities greater than 5 years. The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception(b)
BATS: Series E Portfolio	4.58%	6.44%	6.72%
S&P® Municipal Bond Index	4.32	5.12	3.41
Reference Benchmark	4.09	7.30		5.52(c)

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on August 4, 2014.
(c)

The benchmark value used to calculate since inception return is from the close of July 31, 2014. By using this value the benchmark is using 2 extra days of performance (August 1, 2014 and August 4, 2014) compared to the Fund.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees

	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Ending Account Value (03/31/19)	Expenses Paid During the Period(b)

BATS: Series E Portfolio	$1,000.00	$1,045.80	$0.41	$0.00	$1,000.00	$1,024.53	$0.40	$1,024.93	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.08%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2019	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2019, the Fund outperformed its benchmark, the Bloomberg Barclays MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The most significant positive contributor to the Fund’s performance relative to the benchmark was an out-of-benchmark allocation to commercial mortgage-backed securities (“CMBS”). The Fund’s stance with respect to interest rates, including both positioning along the yield curve and with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) also added to relative performance. An overweight position in both 15-year and 30-year agency mortgage-backed securities (“MBS”) benefited performance. Exposure to agency collateralized mortgage-obligations (“CMOs”) added to return, as did security selection within 15-year agency MBS contributed positively.

The largest detractor from performance was an allocation to Treasury inflation-protected securities (“TIPS”) as inflation expectations declined in late 2018. Selection within 30-year agency MBS also detracted, driven by underperformance of specified pool holdings for which the Fund paid a premium valuation to gain exposure to certain prepayment characteristics.

Describe recent portfolio activity.

During the period, the Fund trimmed its position in pass-through agency MBS issues while adding to agency CMOs. The Fund’s allocation to CMBS was increased during the period. The Fund also added exposures in agency MBS interest-only and inverse interest-only instruments as well as TIPS during the period. With respect to duration, the Fund moved from a neutral to an underweight stance.

Describe portfolio positioning at period end.

The Fund ended the period underweight in agency MBS relative to the benchmark, with exposures favoring higher coupons relative to lower coupons. In addition, the Fund favored specified pools with lower loan balances and more sensitivity to changing interest rate levels. The underweight to agency MBS was used to fund exposures in CMBS, which benefit the income and interest rate sensitivity of the Fund. The Fund also maintained exposure to securitized assets viewed as having the potential to benefit from spread tightening, particularly within CMBS. The Fund maintained exposure to interest-only Ginnie Mae securities backed by multi-family project loans based on attractive spreads. The investment adviser continued to hold a small position in 5-year TIPS, on the view that valuations are attractive relative to the potential for an uptick in inflation fundamentals. Relative to the Bloomberg Barclays MBS Index, the Fund ended the period underweight to overall portfolio duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)

U.S. Government Sponsored Agency Securities	91%
Non-Agency Mortgage-Backed Securities	8
U.S. Treasury Obligations	1

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)

AAA/Aaa(c)	98%
AA/Aa	1
N/R	1

(a)	Total investments exclude short-term securities, TBAsale commitments and options written.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

10	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BATS: Series M Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade CMBS and RMBS, ABS, CMOs, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(b)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet the maturity and liquidity criteria.

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	10 Years

BATS: Series M Portfolio	4.36%	4.94%	2.92%	5.12%
Bloomberg Barclays MBS Index	4.30	4.42	2.65	3.11

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio

BATS: Series M Portfolio	$1,000.00	$1,043.60	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2019	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2019, the Fund underperformed the Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index and the Bloomberg Barclays U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund held cash at the end of the period as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The Fund’s cash exposure had no material impact on performance. The use and cost of derivatives will result in a negative contribution to Fund returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BATS: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. Given that yields fell, the Fund’s use of derivatives to facilitate an inverse exposure to the 7- to 10-year part of the U.S. Treasury and 10 year swap of U.S. Bellwether yield curves detracted from results.

The Fund’s position in the Series S Portfolio, which benefited from its allocations to investment-grade corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, was the main contributor to performance. An allocation to U.S. Treasuries was the largest detractor in the Series S Portfolio.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the 7- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures, interest rate swaps, Series S Portfolio and the Bank of New York Cash Reserve money market fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Fixed Income Funds	30%
Other Assets Less Liabilities	70

PORTFOLIO HOLDINGS

Security	Percent of Affiliated Investment Companies

BlackRock Allocation Target Shares: Series S Portfolio	100%

12	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BATS: Series P Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index.
(b)

An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated Baa3 (or better) by Moody’s or BBB- (or better) by S&P, are fixed rate, and have more than $250 million par outstanding.

(c)	Provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.
(d)	Commencement of operations.

Performance Summary for the Period Ended March 31, 2019

	6-Month Total Returns	Average Annual Total Returns(a)
		1 Year	5 Years	Since Inception(b)
BATS: Series P Portfolio	(5.10)%	(2.32)%	(1.72)%	(1.04)%
Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index	6.72	5.77	3.03	2.00
Bloomberg Barclays U.S. Bellwether 10 Year Swap Index	7.78	6.28	3.44	2.27

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.
(b)	The Fund commenced operations on March 20, 2013.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)

	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Annualized Expense Ratio

BATS: Series P
Portfolio	$1,000.00	$949.00	$0.00	$1,000.00	$1,024.93	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2019	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended March 31, 2019, the Fund outperformed its benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocations to investment-grade corporate bonds, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”) were the main contributors to relative performance. An underweight in U.S. Treasuries was the primary detractor.

At period end, the Fund held a higher than average cash balance, reflecting a short-term strategy to the Fund in order to reduce overall risk. The cash balance had no material impact on the Fund’s performance, and was subsequently reduced after the period end date.

Describe recent portfolio activity.

The investment adviser reduced the amount of credit risk in the portfolio during the course of the period. The Fund’s allocation to ABS was reduced by decreasing its weighting in securities backed by prime auto loans and credit cards. In addition, the Fund decreased its portfolio allocation to corporate bonds, specifically in banking and finance companies. The Fund also increased its allocation to foreign sovereign debt.

Describe portfolio positioning at period end.

The Fund was positioned with a longer duration relative to the benchmark. The Fund was overweight in U.S. investment-grade corporate bonds, ABS and CMBS due to the positive supply-and-demand dynamics in these areas.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)

Corporate Bonds	55%
U.S. Government Sponsored Agency Securities	18
Asset-Backed Securities	17
Non-Agency Mortgage-Backed Securities	9
Foreign Government Obligations	1

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments(a)

AAA/Aaa(c)	43%
AA/Aa	5
A	22
BBB/Baa	30

(a)	Total investments exclude short-term securities and options purchased.

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

14	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2019 (continued)	BATS: Series S Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

The Fund will primarily invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(b)	An unmanaged index comprised of Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns(a)
	6 Months Total Returns	1 Year	5 Years	10 Years
BATS: Series S Portfolio	2.97%	4.11%	2.28%	3.39%
ICE BofAML 1-3 Year U.S. Treasury Index	2.29	2.72	0.98	1.04

(a)	See “About Fund Performance” on page 16 for a detailed description of performance related information.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period(a)	Ending Account Value (03/31/19)	Expenses Paid During the Period(b)
BATS: Series S Portfolio	$1,000.00	$1,029.70	$2.94	$0.00	$1,000.00	$1,022.04	$2.92	$1,024.93	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

F U N D S U M M A R Y	15

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Series E Portfolio transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Series E Portfolio with economic benefits in periods of declining short-term interest rates, but expose the Series E Portfolio to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Series E Portfolio’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G A N D D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	17

Schedule of Investments March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 58.6%
AIMCO CLO, Series 2014-AA, Class AR, (3 mo. LIBOR US + 1.100%), 3.86%, 07/20/26 (a)(b)	$606	$605,662
Ajax Mortgage Loan Trust:
Series 2017-D, Class A, 3.75%, 12/25/57 (b)	2,152	2,208,050
Series 2017-D, Class B, 0.00%, 12/25/57 (b)(c)(d)	1,704	766,946
Series 2018-A, Class A, 3.85%, 04/25/58 (b)(c)	2,224	2,140,464
Series 2018-A, Class B, 0.00%, 04/25/58 (b)(c)	607	333,800
Series 2018-B, Class A, 3.75%, 02/26/57 (b)(c)	2,066	2,061,192
Series 2018-B, Class B, 0.00%, 02/26/57 (b)(c)	955	267,445
Series 2018-D, Class A, 3.75%, 08/25/58 (b)(c)(d)	3,783	3,723,271
Series 2018-D, Class B, 0.00%, 08/25/58 (b)(c)(d)	918	514,242
Series 2018-E, Class A, 4.38%, 06/25/58 (b)(d)	3,913	3,942,927
Series 2018-E, Class B, 5.25%, 06/25/58 (b)(d)	368	360,670
Series 2018-E, Class C, 0.00%, 06/25/58 (b)(c)(d)	931	269,986
Series 2018-F, Class A, 4.38%, 11/25/58 (b)(c)(d)	4,434	4,456,574
Series 2018-F, Class B, 5.25%, 11/25/58 (b)(c)(d)	420	411,765
Series 2018-F, Class C, 0.00%, 11/25/58 (b)(c)	1,030	484,192
Series 2018-G, Class A, 4.38%, 06/25/57 (b)(c)(d)	5,761	5,734,743
Series 2018-G, Class B, 5.25%, 06/25/57 (b)(c)(d)	560	547,400
Series 2018-G, Class C, 0.00%, 06/25/57 (b)	1,435	1,374,148
Series 2019-A, Class A, 3.75%, 08/25/57 (b)(d)	3,751	3,742,699
Series 2019-A, Class B, 5.25%, 08/25/57 (b)(d)	350	342,866
Series 2019-A, Class C, 0.00%, 08/25/57 (b)	900	695,407
Series 2019-B, Class A, 3.75%, 01/25/59 (b)(d)	4,440	4,429,754
Series 2019-B, Class B, 5.25%, 01/25/59 (b)(d)	409	400,670
Series 2019-B, Class C, 0.00%, 01/25/59 (b)	1,050	841,673
Allegro CLO II-S Ltd.:
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.080%), 3.84%, 10/21/28 (a)(b)	2,000	1,994,710
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.150%), 4.91%, 10/21/28 (a)(b)	300	297,336
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.000%), 5.76%, 10/21/28 (a)(b)	750	736,999
Allegro CLO Ltd., Series 2016-1X, Class D, (3 mo. LIBOR US + 3.850%), 6.64%, 01/15/29 (a)	500	500,010
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.130%), 3.90%, 01/17/31 (a)(b)	1,000	993,066

Security	Par (000)	Value
ALM VI Ltd., Series 2012-6A, Class DR3, (3 mo. LIBOR US + 5.050%), 7.84%, 07/15/26 (a)(b)	$600	$573,742
ALM VII Ltd., Series 2012-7A, Class A1R, (3 mo. LIBOR US + 1.480%), 4.27%, 10/15/28 (a)(b)	1,000	1,000,843
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class A2R2, (3 mo. LIBOR US + 1.500%), 4.29%, 07/15/27 (a)(b)	1,000	991,821
Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.700%), 5.49%, 07/15/27 (a)(b)	1,000	980,450
ALM XVII Ltd., Series 2015-17A, Class BR, (3 mo. LIBOR US + 2.100%), 4.89%, 01/15/28 (a)(b)	500	494,884
American Express Credit Account Master Trust:
Series 2014-1, Class A, (1 mo. LIBOR US + 0.370%), 2.85%, 12/15/21 (a)	3,750	3,751,544
Series 2019-1, Class A, 2.87%, 10/15/24	5,060	5,106,347
AMMC CLO Ltd., Series 2017-20A, Class E, (3 mo. LIBOR US + 5.810%), 8.58%, 04/17/29 (a)(b)	500	471,523
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 4.02%, 07/25/29 (a)(b)	500	500,667
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 3.82%, 01/28/31 (a)(b)	1,000	993,122
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.500%), 4.27%, 01/28/31 (a)(b)	1,000	980,876
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 4.62%, 01/28/31 (a)(b)	500	481,316
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 3.82%, 01/28/31 (a)(b)	1,500	1,489,607
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 4.62%, 01/28/31 (a)(b)	1,500	1,446,599
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.600%), 5.37%, 01/28/31 (a)(b)	750	714,428
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 4.24%, 01/15/30 (a)(b)	1,700	1,674,148
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 4.64%, 01/15/30 (a)(b)	3,000	2,909,165
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.400%), 8.19%, 01/15/30 (a)(b)	1,000	935,300
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class B1R, (3 mo. LIBOR US + 1.300%), 4.09%, 10/15/27 (a)(b)	1,500	1,475,381
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.700%), 4.49%, 10/15/27 (a)(b)	625	613,808
Series 2015-7A, Class DR, (3 mo. LIBOR US + 2.700%), 5.49%, 10/15/27 (a)(b)	1,000	977,948
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.000%), 3.77%, 07/28/28 (a)(b)	1,000	995,435
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.600%), 4.37%, 07/28/28 (a)(b)	1,000	992,325
Series 2016-8A, Class CR, (3 mo. LIBOR US + 2.100%), 4.87%, 07/28/28 (a)(b)	1,000	985,015
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.000%), 5.77%, 07/28/28 (a)(b)	750	737,378
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.750%), 8.52%, 07/28/28 (a)(b)	2,060	2,019,461

18	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class E, (3 mo. LIBOR US + 7.250%), 10.04%, 01/15/29 (a)(b)	$600	$593,594
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 4.95%, 10/13/30 (a)(b)	500	490,795
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.800%), 9.60%, 10/13/30 (a)(b)	1,000	994,967
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 3.87%, 04/15/31 (a)(b)	1,387	1,370,770
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 3.77%, 04/20/31 (a)(b)	1,000	985,105
Apidos CLO XXI, Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.200%), 7.98%, 07/18/27 (a)(b)	500	480,193
Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 8.76%, 10/20/27 (a)(b)	500	500,118
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 8.74%, 01/15/27 (a)(b)	500	495,326
Apidos CLO XXIX, Series 2018-29A, Class D, (3 mo. LIBOR US + 5.250%), 8.02%, 07/25/30 (a)(b)	500	455,805
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 4.18%, 09/15/26 (a)(b)	190	191,473
Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.300%), 3.78%, 04/15/27 (a)(b)	1,920	1,920,954
Series 2017-FL1, Class B, (1 mo. LIBOR US + 2.500%), 4.98%, 04/15/27 (a)(b)	438	438,694
ARES XLIII CLO Ltd., Series 2017-43A, Class E, (3 mo. LIBOR US + 6.470%), 9.26%, 10/15/29 (a)(b)	750	725,965
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 6.80%, 12/05/25 (a)(b)	250	249,906
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.230%), 8.83%, 12/05/25 (a)(b)	500	502,266
ARES XXXIV CLO Ltd., Series 2015-2A, Class E2, (3 mo. LIBOR US + 5.200%), 7.95%, 07/29/26 (a)(b)	500	494,203
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 10.03%, 07/18/28 (a)(b)	250	249,991
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 3.96%, 10/15/30 (a)(b)	600	596,341
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.480%), 2.97%, 05/25/35 (a)	69	60,773
Assurant CLO III Ltd., Series 2018-2A, Class C, (3 mo. LIBOR US + 2.250%), 5.01%, 10/20/31 (a)(b)	500	489,642
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 3.87%, 05/28/30 (a)(b)	1,825	1,817,141
Atrium VIII, Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 6.77%, 10/23/24 (a)(b)	325	324,933
Atrium XII, Series 12A, Class AR, (3 mo. LIBOR US + 0.830%), 3.59%, 04/22/27 (a)(b)	1,000	993,151
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.050%), 3.78%, 08/05/27 (a)(b)	1,500	1,497,011

Security	Par (000)	Value
BA Credit Card Trust, Series 2017-A1, Class A1, 1.95%, 08/15/22	$2,168	$2,154,689
Babson CLO Ltd., Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 3.95%, 10/20/30 (a)(b)	1,000	994,315
Bain Capital Credit CLO, Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.080%), 3.84%, 07/19/31 (a)(b)	1,000	988,033
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22 (d)	5,740	4,662,170
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.950%), 3.71%, 07/20/29 (a)(b)	1,000	994,284
Battalion CLO VII Ltd.:
Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.040%), 3.81%, 07/17/28 (a)(b)	1,750	1,740,270
Series 2014-7A, Class BRR, (3 mo. LIBOR US + 2.500%), 5.27%, 07/17/28 (a)(b)	750	750,172
Battalion CLO X Ltd., Series 2016-10A, Class D, (3 mo. LIBOR US + 7.000%), 9.78%, 01/24/29 (a)(b)	500	483,758
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.980%), 8.76%, 10/24/29 (a)(b)	1,000	952,900
Bayview Financial Revolving Asset Trust:
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 3.50%, 02/28/40 (a)(b)	6,931	6,685,550
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 3.50%, 12/28/40 (a)(b)	2,699	2,535,061
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.930%), 3.43%, 12/28/40 (a)(b)	3,638	3,389,434
BDS Ltd., Series 2019-FL3, Class A, (1 mo. LIBOR US + 1.400%), 3.88%, 12/15/35 (a)(b)	6,205	6,221,541
Bear Stearns Asset-Backed Securities I Trust:
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 2.81%, 03/25/37 (a)	844	601,397
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 2.63%, 03/25/37 (a)	135	139,112
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 2.84%, 04/25/37 (a)	315	264,125
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 3.69%, 01/25/36 (a)	100	99,501
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (3 mo. LIBOR US + 1.490%), 4.25%, 01/20/29 (a)(b)	500	500,419
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3 mo. LIBOR US + 1.090%), 3.85%, 04/20/31 (a)(b)	1,000	990,083
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 3.86%, 01/20/31 (a)(b)	900	890,675
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. LIBOR US + 6.410%), 9.20%, 10/15/30 (a)(b)	1,000	967,566
Black Diamond CLO Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 3.92%, 10/17/26 (a)(b)	224	223,943
BlueMountain CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 3.94%, 10/22/30 (a)(b)	2,200	2,185,680

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 8.25%, 04/13/27 (a)(b)	$250	$249,563
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.000%), 3.76%, 04/20/31 (a)(b)	1,000	987,248
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (1 mo. LIBOR US + 1.050%), 3.53%, 03/15/28 (a)(b)	1,159	1,156,580
Capital One Multi-Asset Execution Trust:
Series 2015-A3, Class A3, (1 mo. LIBOR US + 0.400%), 2.88%, 03/15/23 (a)	5,700	5,719,906
Series 2016-A1, Class A1, (1 mo. LIBOR US + 0.450%), 2.93%, 02/15/22 (a)	10,000	10,001,410
Series 2016-A3, Class A3, 1.34%, 04/15/22	9,000	8,975,127
Series 2016-A4, Class A4, 1.33%, 06/15/22	1,500	1,492,955
Series 2017-A4, Class A4, 1.99%, 07/17/23	4,000	3,966,612
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 4.21%, 01/20/29 (a)(b)	935	935,535
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 3.74%, 04/17/31 (a)(b)	1,515	1,493,178
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.500%), 4.26%, 04/20/27 (a)(b)	1,000	994,218
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.600%), 4.37%, 07/28/28 (a)(b)	1,000	995,302
Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 8.86%, 10/20/27 (a)(b)	500	496,241
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 11.26%, 10/20/27 (a)(b)	112	107,064
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.200%), 7.96%, 04/20/27 (a)(b)	1,000	958,801
Series 2016-2A, Class D2R, (3 mo. LIBOR US + 5.170%), 7.96%, 07/15/27 (a)(b)	1,000	943,248
Carlyle U.S. CLO Ltd., Series 2016-4A, Class DR, (3 mo. LIBOR US + 5.400%), 8.16%, 10/20/27 (a)(b)	250	239,377
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 2.61%, 10/25/36 (a)	277	208,486
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 2.65%, 10/25/36 (a)	147	111,095
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.250%), 2.74%, 10/25/36 (a)	2,259	1,726,420
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 2.73%, 08/25/36 (a)	630	475,529
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 2.65%, 10/25/36 (a)	85	79,429
Series 2007-FRE1, Class A3, (1 mo. LIBOR US + 0.260%), 2.75%, 02/25/37 (a)	2,200	2,036,094
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 4.01%, 07/20/30 (a)(b)	1,500	1,493,492
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 4.00%, 10/17/29 (a)(b)	2,500	2,490,927
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 4.47%, 10/17/29 (a)(b)	500	493,753
Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.500%), 9.27%, 10/17/29 (a)(b)	1,000	984,805

Security	Par (000)	Value
Series 2018-6A, Class A, (3 mo. LIBOR US + 0.940%), 3.73%, 07/15/31 (a)(b)	$1,000	$990,767
Series 2018-6A, Class B1, (3 mo. LIBOR US + 1.500%), 4.29%, 07/15/31 (a)(b)	1,000	979,162
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.980%), 3.74%, 04/20/31 (a)(b)	500	490,879
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (3 mo. LIBOR US + 1.090%), 3.85%, 10/20/28 (a)(b)	500	497,555
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 4.02%, 10/17/30 (a)(b)	1,000	998,056
Cent CLO Ltd.:
Series 2015-24A, Class A1R, (3 mo. LIBOR US + 1.070%), 3.86%, 10/15/26 (a)(b)	2,000	1,996,232
Series C17A, Class A1AR, (3 mo. LIBOR US + 1.030%), 3.78%, 04/30/31 (a)(b)	2,000	1,972,321
Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 08/15/21	2,470	2,460,480
CIFC Funding Ltd.:
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 1.210%), 3.99%, 10/18/30 (a)(b)	1,350	1,344,847
Series 2014-4RA, Class A1A, (3 mo. LIBOR US + 1.130%), 3.90%, 10/17/30 (a)(b)	1,500	1,494,603
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.750%), 9.51%, 10/21/28 (a)(b)	500	498,925
Series 2017-2A, Class A, (3 mo. LIBOR US + 1.240%), 4.00%, 04/20/30 (a)(b)	500	499,433
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 3.78%, 04/18/31 (a)(b)	710	698,797
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	1,700	1,690,573
Citigroup Mortgage Loan Trust:
Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 2.81%, 11/25/36 (a)	290	248,694
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 2.76%, 05/25/37 (a)	17	12,875
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.470%), 2.96%, 03/25/37 (a)	5,000	4,690,939
Series 2007-WFH4, Class M3A, (1 mo. LIBOR US + 2.500%), 4.99%, 07/25/37 (a)	1,000	1,022,831
Clear Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.300%), 9.06%, 10/20/30 (a)(b)	1,000	962,984
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (d)	62	50,808
Series 1998-4, Class M1, 6.83%, 04/01/30 (d)	1,227	1,097,580
Series 1998-8, Class M1, 6.98%, 09/01/30 (d)	1,111	957,153
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29 (d)	2,417	1,089,765
Series 2000-4, Class A6, 8.31%, 05/01/32 (d)	2,426	1,072,956
Countrywide Asset-Backed Certificates:

20	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2005-16, Class 1AF, 5.69%, 05/25/36 (d)	$1,942	$1,884,935
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 2.65%, 09/25/46 (a)	14	13,361
Countrywide Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 2.75%, 03/15/34 (a)	45	42,808
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A, 3.33%, 02/15/28 (b)	3,950	3,976,086
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.44%, 12/25/36 (e)	23	20,283
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (b)(e)	2,900	2,903,362
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.440%), 2.93%, 09/25/36 (a)(b)	6,439	900,864
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 2.80%, 05/25/46 (a)(b)	82	71,769
CSMC Trust, Series 2018-RPL8, Class A1, 4.13%, 07/25/58 (b)(d)	4,594	4,607,190
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A3, 5.84%, 07/25/27	248	420,989
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 2.78%, 12/15/33 (a)(b)	41	38,554
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 2.67%, 05/15/35 (a)(b)(c)	14	13,219
CWHEQ Revolving Home Equity Loan Trust:
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 2.66%, 05/15/36 (a)	3,375	3,252,432
Series 2006-G, Class 2A, (1 mo. LIBOR US + 0.150%), 2.63%, 10/15/36 (a)	395	372,117
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.94%, 10/20/30 (a)(b)	1,000	994,285
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.200%), 8.99%, 10/15/30 (a)(b)	1,000	970,720
Dorchester Park CLO DAC:
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.450%), 4.21%, 04/20/28 (a)(b)	1,500	1,483,531
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.750%), 4.51%, 04/20/28 (a)(b)	500	485,927
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 3.91%, 01/15/31 (a)(b)	2,000	1,981,031
Dryden Senior Loan Fund, Series 2017-47A, Class E, (3 mo. LIBOR US + 6.200%), 8.99%, 04/15/28 (a)(b)	250	243,362
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 3.69%, 10/15/27 (a)(b)	250	248,877
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 3.88%, 08/15/30 (a)(b)	1,247	1,242,084
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 02/18/31 (b)	3,870	3,869,338
First Franklin Mortgage Loan Trust:
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 2.63%, 12/25/36 (a)	660	380,706
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 2.64%, 12/25/36 (a)	3,143	2,727,317

Security	Par (000)	Value
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.63%, 02/25/37 (a)	$2,796	$2,135,826
Galaxy XXIX CLO Ltd., Series 2018-29A, Class C, (3 mo. LIBOR US + 1.680%), 4.36%, 11/15/26 (a)(b)	2,150	2,117,350
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 2.74%, 12/25/35 (a)	21	20,869
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.400%), 9.19%, 10/15/30 (a)(b)	1,000	982,646
GMACM Home Equity Loan Trust, Series 2006-HE1, Class A, (1 mo. LIBOR US + 0.315%), 2.80%, 11/25/36 (a)	298	296,267
GoldenTree Loan Opportunities IX Ltd.:
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.110%), 3.86%, 10/29/29 (a)(b)	500	498,984
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.660%), 8.41%, 10/29/29 (a)(b)	750	694,546
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 5.12%, 01/17/27 (a)(b)	500	500,045
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37 (d)	29	9,760
GSAMP Trust:
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 2.69%, 01/25/47 (a)	15	9,094
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 2.250%), 4.74%, 02/25/47 (a)	3,000	2,875,357
Halcyon Loan Advisors Funding Ltd.:
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.700%), 4.46%, 10/22/25 (a)(b)	1,600	1,603,685
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.080%), 3.85%, 07/25/27 (a)(b)	250	249,862
Highbridge Loan Management Ltd., Series 12A-18, Class D, (3 mo. LIBOR US + 5.150%), 7.93%, 07/18/31 (a)(b)	1,120	1,005,127
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 4.51%, 07/25/34 (a)	32	31,229
Series 2007-B, Class 2A3, (1 mo. LIBOR US + 0.200%), 2.69%, 07/25/37 (a)	296	194,763
HPS Loan Management Ltd., Series 10A-16, Class C, (3 mo. LIBOR US + 3.650%), 6.41%, 01/20/28 (a)(b)	500	494,735
Invitation Homes Trust:
Series 2018-SFR1, Class F, (1 mo. LIBOR US + 2.500%), 4.98%, 03/17/37 (a)(b)	2,000	1,994,750
Series 2018-SFR2, Class E, (1 mo. LIBOR US + 2.000%), 4.48%, 06/17/37 (a)(b)	2,000	1,997,498
Series 2018-SFR2, Class F, (1 mo. LIBOR US + 2.250%), 4.73%, 06/17/37 (a)(b)	2,000	1,978,202
Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.000%), 4.48%, 07/17/37 (a)(b)	2,545	2,540,563
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.800%), 3.29%, 07/25/36 (a)	3,498	3,258,933
Kayne CLO II Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.240%), 3.89%, 10/15/31 (a)(b)	1,000	993,139
KKR CLO Ltd.:
Series 12, Class ER2, (3 mo. LIBOR US + 6.150%), 8.94%, 10/15/30 (a)(b)	1,000	951,389
Series 22A, Class E, (3 mo. LIBOR US + 6.000%), 8.76%, 07/20/31 (a)(b)	500	472,553

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series-23, Class E, (3 mo. LIBOR US + 6.000%), 8.49%, 10/20/31 (a)(b)	$500	$474,072
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 3.83%, 01/20/31 (a)(b)	2,000	1,981,073
LCM XX LP, Series 20A, Class AR, (3 mo. LIBOR US + 1.040%), 3.80%, 10/20/27 (a)(b)	500	498,728
LCM XXI LP:
Series 21A, Class AR, (3 mo. LIBOR US + 0.880%), 3.64%, 04/20/28 (a)(b)	500	496,421
Series 21A, Class ER, (3 mo. LIBOR US + 5.750%), 8.51%, 04/20/28 (a)(b)	500	490,348
Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.00%, 02/25/58 (b)(d)	4,007	3,988,996
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	1,149	910,453
Lendmark Funding Trust:
Series 2017-1A, Class A, 2.83%, 12/22/25 (b)	4,155	4,119,292
Series 2017-1A, Class B, 3.77%, 12/22/25 (b)	1,570	1,571,494
Series 2017-2A, Class A, 2.80%, 05/20/26 (b)	5,084	5,051,330
Series 2017-2A, Class B, 3.38%, 05/20/26 (b)	2,540	2,526,581
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.130%), 3.61%, 05/15/28 (a)(b)	4,190	4,188,841
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 2.71%, 11/25/36 (a)	3,662	1,647,187
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.180%), 2.67%, 03/25/46 (a)	1,057	847,471
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 2.75%, 05/25/36 (a)	864	390,798
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.64%, 06/25/36 (a)	4,138	2,265,858
Series 2006-7, Class 1A, (1 mo. LIBOR US + 0.155%), 2.64%, 08/25/36 (a)	5,259	3,207,874
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.65%, 08/25/36 (a)	7,471	3,895,330
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.240%), 2.73%, 08/25/36 (a)	1,724	910,648
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.65%, 09/25/36 (a)	5,741	2,195,681
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 2.60%, 10/25/36 (a)	7,506	3,185,805
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.65%, 10/25/36 (a)	2,503	1,070,562
Madison Park Funding X Ltd.:
Series 2012-10A, Class CR, (3 mo. LIBOR US + 2.600%), 5.36%, 01/20/29 (a)(b)	1,000	999,377
Series 2012-10A, Class ER, (3 mo. LIBOR US + 7.620%), 10.38%, 01/20/29 (a)(b)	500	498,489
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, (3 mo. LIBOR US + 6.450%), 9.22%, 07/23/29 (a)(b)	500	484,640
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.950%), 3.71%, 04/19/30 (a)(b)	940	932,627
Series 2014-13A, Class ER, (3 mo. LIBOR US + 5.750%), 8.51%, 04/19/30 (a)(b)	1,000	971,759
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 6.22%, 01/27/26 (a)(b)	1,000	999,837

Security	Par (000)	Value
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 3.95%, 10/21/30 (a)(b)	$1,750	$1,742,007
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, (3 mo. LIBOR US + 6.100%), 8.87%, 04/25/29 (a)(b)	1,000	966,247
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 3.95%, 07/29/30 (a)(b)	1,500	1,494,116
Madison Park Funding XXX Ltd.:
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.950%), 7.74%, 04/15/29 (a)(b)	1,000	941,335
Series 2018-30X, Class E, (3 mo. LIBOR US + 4.950%), 7.74%, 04/15/29 (a)	250	235,334
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 2.75%, 06/25/36 (a)(b)	460	410,997
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 2.64%, 06/25/36 (a)	1,198	646,937
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 2.77%, 05/25/37 (a)	83	71,284
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 2.75%, 06/25/46 (a)(b)	32	29,966
MERIT Securities Corp., Series 13, Class M2, 7.95%, 12/28/33 (e)	1,496	1,202,473
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 2.73%, 05/25/37 (a)	2,467	1,634,423
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 2.75%, 08/25/37 (a)	1,902	890,466
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.970%), 3.73%, 04/21/31 (a)(b)	1,250	1,227,302
Mill City Solar Loan Ltd., Series 2019-1A, Class A, 4.34%, 03/20/43 (b)(c)	2,500	2,499,000
Mosaic Solar Loan Trust:
Series 2018-2GS, Class A, 4.20%, 02/22/44 (b)	2,642	2,676,359
Series 2019-1A, Class A, 4.37%, 12/21/43 (b)	4,389	4,470,667
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.600%), 4.36%, 07/20/24 (a)(b)	1,000	1,000,513
MP CLO VII Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.080%), 3.86%, 10/18/28 (a)(b)	1,150	1,142,529
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 4.23%, 10/17/44 (a)(b)	3,095	3,128,075
Series 2015-CA, Class B, 3.25%, 05/15/40 (b)	821	820,834
Series 2018-DA, Class A2A, 4.00%, 12/15/59 (b)	2,000	2,075,026
Series 2019-A, Class A2A, 3.42%, 01/15/43 (b)	4,160	4,218,106
Series 2019-BA, Class A2A, 3.39%, 12/15/59 (b)	2,590	2,589,845
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.800%), 3.59%, 01/15/28 (a)(b)	525	520,743
Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.400%), 5.19%, 01/15/28 (a)(b)	1,000	953,324

22	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.000%), 7.79%, 01/15/28 (a)(b)	$750	$712,456
Neuberger Berman Loan Advisers CLO Ltd.:
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 3.95%, 10/18/30 (a)(b)	1,050	1,045,777
Series 2018-28A, Class E, (3 mo. LIBOR US + 5.600%), 8.36%, 04/20/30 (a)(b)	750	693,765
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 2.89%, 10/25/36 (a)(b)	644	577,845
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 3.300%), 6.06%, 10/20/25 (a)(b)	750	753,570
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/20 (d)	42	30,827
Series 2002-A, Class M1, 7.76%, 03/15/32 (d)	2,171	1,860,666
Series 2002-C, Class M1, 6.89%, 11/15/32 (d)	2,456	2,050,977
OCP CLO Ltd.:
Series 2016-12A, Class A1R, (3 mo. LIBOR US + 1.120%), 3.90%, 10/18/28 (a)(b)	1,265	1,260,023
Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.000%), 5.78%, 10/18/28 (a)(b)	1,000	956,077
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 3.74%, 04/16/31 (a)(b)	2,000	1,964,380
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.200%), 8.96%, 03/17/30 (a)(b)	540	527,875
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 3.95%, 01/20/31 (a)(b)	1,000	993,813
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 3.77%, 01/25/31 (a)(b)	750	738,961
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.850%), 4.64%, 07/15/27 (a)(b)	1,000	976,572
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 3.92%, 03/20/25 (a)(b)	2,500	2,477,198
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.150%), 9.91%, 01/21/30 (a)(b)	1,000	1,001,836
OHA Loan Funding Ltd.:
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.040%), 3.69%, 05/23/31 (a)(b)	770	760,135
Series 2016-1A, Class D, (3 mo. LIBOR US + 3.750%), 6.51%, 01/20/28 (a)(b)	2,000	1,996,026
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.500%), 9.26%, 01/20/28 (a)(b)	1,000	979,279
OneMain Financial Issuance Trust:
Series 2015-1A, Class C, 5.12%, 03/18/26 (b)	3,500	3,535,313
Series 2015-2A, Class C, 4.32%, 07/18/25 (b)	1,643	1,645,729
Series 2015-2A, Class D, 5.64%, 07/18/25 (b)	1,000	1,004,730
Series 2016-1A, Class B, 4.57%, 02/20/29 (b)	3,500	3,548,273
Series 2019-1A, Class B, 3.79%, 02/14/31 (b)	2,000	2,019,314

Security	Par (000)	Value
Option One Mortgage Loan Trust:
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37 (e)	$4,991	$4,654,940
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37 (e)	4,195	3,921,684
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.000%), 5.76%, 01/22/29 (a)(b)	500	500,424
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 4.01%, 10/22/30 (a)(b)	500	495,825
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 4.46%, 10/22/30 (a)(b)	500	494,953
OZLM VIII Ltd., Series 2014-8A, Class BRR, (3 mo. LIBOR US + 2.200%), 4.66%, 10/17/29 (a)(b)	500	488,737
OZLM XIV Ltd.:
Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.700%), 4.49%, 01/15/29 (a)(b)	4,000	3,975,819
Series 2015-14A, Class B1R, (3 mo. LIBOR US + 2.100%), 4.89%, 01/15/29 (a)(b)	1,500	1,477,079
Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.000%), 5.79%, 01/15/29 (a)(b)	1,000	971,415
Series 2015-14A, Class DR, (3 mo. LIBOR US + 5.800%), 8.59%, 01/15/29 (a)(b)	1,375	1,357,719
OZLM XV Ltd., Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 4.25%, 01/20/29 (a)(b)	500	500,401
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.800%), 8.56%, 04/20/31 (a)(b)	1,000	941,170
Palmer Square CLO Ltd.:
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 3.90%, 01/17/31 (a)(b)	1,000	995,033
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.650%), 5.42%, 01/17/31 (a)(b)	400	380,697
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.600%), 8.38%, 07/16/31 (a)(b)	500	472,758
Palmer Square Loan Funding Ltd.:
Series 2018-4A, Class A1, (3 mo. LIBOR US + 0.900%), 3.58%, 11/15/26 (a)(b)	244	243,433
Series 2018-4A, Class B, (3 mo. LIBOR US + 1.900%), 4.58%, 11/15/26 (a)(b)	1,000	994,726
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 3.61%, 07/20/27 (a)(b)	1,000	994,358
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 4.51%, 07/20/27 (a)(b)	1,000	967,534
Park Avenue Institutional Advisers CLO Ltd.:
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.850%), 8.50%, 08/23/31 (a)(b)	1,500	1,422,687
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.220%), 8.91%, 11/14/29 (a)(b)	2,250	2,178,389
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22 (b)(e)	228	229,971
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL1, Class A1, 4.21%, 07/25/60 (b)(e)	4,832	4,847,881
Progress Residential Trust:
Series 2016-SFR2, Class A, (1 mo. LIBOR US + 1.400%), 3.88%, 01/17/34 (a)(b)	3,996	4,004,827

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 6.03%, 01/17/34 (a)(b)	$100	$100,172
Series 2017-SFR1, Class A, 2.77%, 08/17/34 (b)	1,435	1,422,893
Series 2018-SFR2, Class E, 4.66%, 08/17/35 (b)	4,000	4,064,905
Series 2018-SFR3, Class E, 4.87%, 10/17/35 (b)	5,000	5,145,102
RAMP Trust, Series 2007-RS1, Class A3, (1 mo. LIBOR US + 0.170%), 2.66%, 02/25/37 (a)	3,150	1,604,316
Regatta VI Funding Ltd.:
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.080%), 3.84%, 07/20/28 (a)(b)	350	348,384
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.700%), 5.46%, 07/20/28 (a)(b)	250	234,401
Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.000%), 7.76%, 07/20/28 (a)(b)	500	476,250
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35 (e)	2,940	3,033,533
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 4.16%, 04/15/29 (a)(b)	1,500	1,504,080
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.250%), 6.04%, 04/15/29 (a)(b)	1,000	998,322
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.400%), 8.19%, 04/15/29 (a)(b)	2,350	2,175,532
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 4.54%, 10/15/29 (a)(b)	1,250	1,237,816
Series 2017-2A, Class C, (3 mo. LIBOR US + 2.300%), 5.09%, 10/15/29 (a)(b)	1,000	985,267
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.450%), 6.24%, 10/15/29 (a)(b)	1,000	999,630
Series 2017-2A, Class E, (3 mo. LIBOR US + 6.080%), 8.87%, 10/15/29 (a)(b)	1,500	1,469,771
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 3.95%, 10/20/30 (a)(b)	2,144	2,126,094
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.750%), 8.51%, 10/20/30 (a)(b)	2,250	2,123,541
Series 2018-1A, Class E, (3 mo. LIBOR US + 5.850%), 8.49%, 05/20/31 (a)(b)	1,000	946,098
Series 2018-2A, Class E, (3 mo. LIBOR US + 6.000%), 8.43%, 10/20/31 (a)(b)	1,000	956,378
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 3.79%, 04/20/31 (a)(b)	1,250	1,227,694
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 3.88%, 01/15/30 (a)(b)	1,000	989,528
Seneca Park CLO Ltd., Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 6.27%, 07/17/26 (a)(b)	250	249,980
Shackleton CLO Ltd.:
Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.120%), 3.91%, 07/15/30 (a)(b)	1,000	994,390
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.020%), 5.81%, 07/15/30 (a)(b)	500	485,169
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 4.00%, 07/20/30 (a)(b)	1,500	1,496,761
SLM Private Credit Student Loan Trust:
Series 2004-A, Class B, (3 mo. LIBOR US + 0.580%), 3.19%, 06/15/33 (a)	682	680,126
Series 2005-A, Class A4, (3 mo. LIBOR US + 0.310%), 2.92%, 12/15/38 (a)	2,240	2,167,185

Security	Par (000)	Value
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.330%), 2.94%, 06/15/39 (a)	$2,146	$2,094,310
Series 2005-B, Class B, (3 mo. LIBOR US + 0.400%), 3.01%, 06/15/39 (a)	2,595	2,543,000
Series 2005-B, Class C, (3 mo. LIBOR US + 0.700%), 3.31%, 06/15/39 (a)	742	738,598
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.200%), 2.81%, 12/15/39 (a)	3,605	3,529,645
SLM Private Education Loan Trust:
Series 2013-B, Class B, 3.00%, 05/16/44 (b)	2,500	2,494,641
Series 2013-C, Class B, 3.50%, 06/15/44 (b)	1,000	998,595
Series 2014-A, Class B, 3.50%, 11/15/44 (b)	2,405	2,413,550
SMB Private Education Loan Trust:
Series 2015-C, Class B, 3.50%, 09/15/43 (b)	2,365	2,375,701
Series 2016-B, Class A2A, 2.43%, 02/17/32 (b)	3,717	3,656,569
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.900%), 3.38%, 09/15/34 (a)(b)	4,858	4,867,072
Series 2017-B, Class A2A, 2.82%, 10/15/35 (b)	2,235	2,210,458
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 3.23%, 10/15/35 (a)(b)	3,670	3,670,710
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.800%), 3.28%, 02/15/36 (a)(b)	5,100	5,092,817
Series 2019-A, Class A2A, 3.44%, 07/15/36 (b)	1,990	2,019,742
SoFi Professional Loan Program LLC:
Series 2019-A, Class A2FX, 3.69%, 06/15/48 (b)	3,115	3,201,142
Series 2019-B, Class A2FX, 3.09%, 08/17/48 (b)	1,160	1,159,935
Sound Point CLO X Ltd., Series 2015-3A, Class ER, (3 mo. LIBOR US + 5.250%), 8.01%, 01/20/28 (a)(b)	750	724,097
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.650%), 9.42%, 01/23/29 (a)(b)	1,000	995,304
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 4.16%, 01/23/29 (a)(b)	1,500	1,500,842
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 3.28%, 01/25/35 (a)	165	158,597
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29 (b)	1,163	1,161,813
Springleaf Funding Trust:
Series 2015-AA, Class B, 3.62%, 11/15/24 (b)	250	250,084
Series 2016-AA, Class B, 3.80%, 11/15/29 (b)	3,500	3,507,673
Stanwich Mortgage Loan Co. LLC, Series 2017-NPB1, Class A1, 3.60%, 05/17/22 (b)(c)(e)	937	933,954
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 4.04%, 01/15/30 (a)(b)	250	249,217
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 3.82%, 10/15/25 (a)(b)	658	657,958

24	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.960%), 3.74%, 04/16/31 (a)(b)	$500	$491,646
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.880%), 3.67%, 04/15/28 (a)(b)	1,000	995,016
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 3.88%, 11/17/30 (a)(b)	1,000	996,581
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.400%), 6.16%, 10/20/26 (a)(b)	1,000	998,855
THL Credit Wind River CLO Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.050%), 3.84%, 07/15/28 (a)	2,000	1,993,767
TICP CLO VI Ltd., Series 2016-6A, Class E, (3 mo. LIBOR US + 6.550%), 9.34%, 01/15/29 (a)(b)	500	492,630
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.510%), 9.30%, 07/15/29 (a)(b)	1,500	1,474,908
Towd Point Mortgage Trust, Series 2019-SJ2, Class A2, 4.25%, 11/25/58 (b)(c)(d)	5,000	5,029,903
Treman Park CLO Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.070%), 3.83%, 10/20/28 (a)(b)	1,000	998,317
Tricon American Homes Trust:
Series 2017-SFR2, Class F, 5.10%, 01/17/36 (b)	4,000	4,028,095
Series 2018-SFR1, Class E, 4.56%, 05/17/37 (b)	2,000	2,001,534
Trinitas CLO II Ltd., Series 2014-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 3.97%, 07/15/26 (a)(b)	803	803,401
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 7.01%, 01/20/29 (a)(b)	500	499,973
Vericrest Opportunity Loan Trust:
Series 2019-NPL2, Class A1, 3.97%, 02/25/49 (b)(e)	4,958	4,964,519
Series 2019-NPL3, Class A1, 3.97%, 03/25/49 (b)(e)	5,000	5,000,000
Vibrant CLO IV Ltd., Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 7.26%, 07/20/28 (a)(b)	1,000	1,004,465
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 4.31%, 01/20/29 (a)(b)	500	500,607
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.270%), 4.03%, 09/15/30 (a)(b)	1,000	996,396
Voya CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.970%), 3.74%, 04/25/31 (a)(b)	1,000	982,807
Series 2014-3A, Class A1R, (3 mo. LIBOR US + 0.720%), 3.49%, 07/25/26 (a)(b)	746	744,023
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 3.92%, 10/15/30 (a)(b)	1,000	991,496
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.67%, 09/25/36 (a)	273	127,401

Security	Par (000)	Value
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 2.64%, 10/25/36 (a)	$107	$86,542
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.74%, 04/25/37 (a)	946	481,273
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 2.85%, 04/25/37 (a)	102	52,619
Wellfleet CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 4.08%, 04/20/29 (a)(b)	1,500	1,497,835
Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.150%), 3.92%, 01/17/31 (a)(b)	1,525	1,505,742
Westcott Park CLO Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.350%), 7.11%, 07/20/28 (a)(b)	500	500,703
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.200%), 9.96%, 07/20/28 (a)(b)	1,500	1,498,457
York CLO-2 Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.150%), 3.91%, 01/22/31 (a)(b)	1,220	1,210,628
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.650%), 8.41%, 01/22/31 (a)(b)	1,000	934,911
York CLO-3 Ltd., Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.250%), 4.01%, 10/20/29 (a)(b)	1,000	998,017

Total Asset-Backed Securities — 58.6% (Cost: $583,666,816)		572,835,290

Corporate Bonds — 0.0%

Banks — 0.0%
Washington Mutual Escrow Bonds :
0.00% (c)(f)(g)(h)	500	—
0.00% (c)(f)(g)(h)	250	—

		—

Insurance — 0.0%
Ambac Assurance Corp., 5.10%, 06/07/20 (b)	58	81,128
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 7.59%, 02/12/23 (a)(b)	250	251,887

		333,015

Total Corporate Bonds — 0.0% (Cost: $325,789)		333,015

Floating Rate Loan Interests — 2.2%

Banks — 0.3%
Goldman Sachs Bank USA, Term Loan B (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 4.59%, 09/17/20 (a)(c)	2,573	2,566,292

Capital Markets — 0.5%
LSTAR Securities Investment Ltd., Term Loan, (1 mo. LIBOR US + 2.000%), 4.49%, 04/01/21 (a)(c)	5,163	5,144,543

Diversified Financial Services — 0.1%
Goldman Sachs Lending Partners LLC, Term Loan A (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 4.59%, 08/26/20 (a)(c)	1,070	1,067,790

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR US + 2.000%), 4.49%, 10/06/19 (a)(c)	$4,926	$4,925,844

Thrifts & Mortgage Finance — 0.8%
Caliber Home Loans, Inc., Term Loan, (3 mo. LIBOR US + 3.250%, 0.00% Floor), 5.74%, 04/24/21 (a)(c)	2,676	2,669,673
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan, (1 mo. LIBOR US + 3.375%), 5.87%, 08/27/20 (a)(c)	4,560	4,516,554

		7,186,227

Total Floating Rate Loan Interests — 2.2% (Cost: $20,955,472)		20,890,696

Non-Agency Mortgage-Backed Securities — 33.6%

Collateralized Mortgage Obligations — 8.7%
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 2.70%, 10/25/46 (a)	146	105,247
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 3.32%, 11/25/46 (a)	1,136	571,981
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 3.10%, 02/25/47 (a)	43	26,564
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.63%, 03/25/49 (b)(d)	5,000	4,999,791
APS Resecuritization Trust:
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 5.34%, 09/27/46 (a)(b)(c)	530	536,784
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 5.09%, 04/27/47 (a)(b)(c)	123	119,332
ARI Investments LLC, Series 2017-1, Class A, 4.48%, 01/06/25 (c)(d)	649	649,317
Banc of America Alternative Loan Trust,
Series 2006-4, Class 3CB1, (1 mo. LIBOR US + 0.800%), 3.29%, 05/25/46 (a)	1,044	919,283
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36 (b)(d)	369	79,990
Series 2016-R2, Class 1A1, 4.70%, 05/01/33 (b)(c)(d)	504	517,519
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37	2,314	2,187,467
BCAP LLC Trust, Series 2011-RR4, Class 3A6, 4.00%, 07/26/36 (b)(d)	2,700	2,643,209
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36 (e)	240	213,455
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 2.77%, 08/25/36 (a)	1,697	1,691,924
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 2.66%, 03/25/37 (a)	460	419,574
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.70%, 06/25/37 (a)	42	39,709
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37	13,198	9,699,795
CHL Mortgage Pass-Through Trust, Series 2005-J2, Class 2A4, (1 mo. LIBOR US + 1.400%), 3.89%, 08/25/35 (a)	1,467	1,258,441

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57 (b)(d)	$364	$355,662
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37	3,968	3,504,995
Series 2008-2, Class 1A1, 6.50%, 06/25/38	553	471,411
Countrywide Alternative Loan Trust:
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 2.84%, 06/25/35 (a)	1,825	1,595,389
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.640%), 3.13%, 11/20/35 (a)	838	781,798
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.600%), 3.09%, 01/25/36 (a)	625	534,076
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 3.40%, 02/25/36 (a)	799	733,712
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36	1,041	811,742
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 2.72%, 11/25/36 (a)	169	134,428
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.74%, 07/25/46 (a)	2,326	1,852,040
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	1,849	1,313,257
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	266	182,919
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 3.24%, 03/25/47 (a)	361	302,176
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-15, Class 2A2, 6.50%, 09/25/37	939	690,889
Credit Suisse Mortgage Trust:
Series 2007-5, Class 1A11, 7.00%, 08/25/37 (d)	2,359	1,904,518
Series 2009-12R, Class 3A1, 6.50%, 10/27/37 (b)	39	22,218
Series 2009-5R, Class 4A4, 3.92%, 06/25/36 (b)(d)	1,900	1,751,785
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 2.61%, 08/27/36 (a)(b)(c)	178	156,270
Series 2017-1, Class A, 4.50%, 03/25/21 (b)	444	445,624
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36 (d)	32	28,155
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 4.40%, 03/25/36 (a)	33	31,635
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 2.84%, 03/25/35 (a)(b)	94	87,664
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 2.84%, 01/25/36 (a)(b)	73	63,712
GSR Mortgage Loan Trust:
Series 2006-AR2, Class 3A1, 4.66%, 04/25/36 (d)	2,865	2,533,095

26	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2007-1F, Class 2A4, 5.50%, 01/25/37	$3,736	$3,966,803
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.230%), 2.71%, 05/19/47 (a)	2,063	1,656,588
IndyMac INDX Mortgage Loan Trust, Series 2007-AR19, Class 3A1, 3.74%, 09/25/37 (d)	358	251,384
JP Morgan Mortgage Trust, Series 2005-A4, Class B1, 4.33%, 07/25/35 (d)	501	497,772
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 3.64%, 12/25/37 (a)	60	55,299
LSTAR Securities Investment Ltd.: Series 2017-8, Class A, (1 mo. LIBOR US + 1.650%), 4.15%, 11/01/22 (a)(b)	1,384	1,395,606
Series 2017-9, Class A, (1 mo. LIBOR US + 1.550%), 4.05%, 12/01/22 (a)(b)	513	513,476
Series 2019-1, Class A1, (1 mo. LIBOR US + 1.700%), 4.19%, 03/01/24 (a)(b)	5,000	5,000,000
MASTR Reperforming Loan Trust, Series 2006-2, Class 1A1, 4.39%, 05/25/36 (b)(d)	1,796	1,720,881
Mastr Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37 (b)(d)	1,664	1,532,207
MCM:
Series 18-NPL1, Class A, 2.08%, 06/25/58 (b)(c)(d)	2,124	2,091,196
Series 18-NPL1, Class B, 2.08%, 06/25/58 (b)(c)(d)	2,730	436,800
Series 18-NPL2, Class A, 4.00%, 10/25/28 (b)(c)	3,555	3,517,289
Series 18-NPL2, Class B, 0.00%, 10/25/28 (b)(c)	3,490	994,546
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 2.83%, 04/16/36 (a)(b)	402	356,884
New Residential Mortgage Loan Trust, Series 2019-RPL1, Class A1, 4.34%, 02/26/24 (b)(e)	4,982	5,021,714
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 2.91%, 06/25/37 (a)	1,047	865,973
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 2.83%, 06/25/35 (a)(b)	156	149,346
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 2.89%, 09/25/35 (a)(b)	1,151	1,060,253
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class M, 4.75%, 05/25/57 (d)	1,000	974,888
STACR Trust, Series 2018-DNA2, Class M2, (1 mo. LIBOR US + 2.150%), 4.64%, 12/25/30 (a)(b)	1,500	1,489,552
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.70%, 05/25/46 (a)	57	48,701
Structured Asset Securities Corp., Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.350%), 2.84%, 06/25/35 (a)(b)	1,337	1,194,718
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.320%), 2.81%, 04/25/37 (a)	237	231,706
Washington Mutual Mortgage Pass-Through Certificates Trust:

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 3.02%, 01/25/45 (a)	$1,406	$1,111,037
Series 2006-4, Class 1A1, 6.00%, 04/25/36	391	356,138
Series 2006-4, Class 3A1, 6.50%, 05/25/36 (e)	189	163,344
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.750%), 3.15%, 06/25/47 (a)	910	853,881

		84,476,534

Commercial Mortgage-Backed Securities — 22.8%
245 Park Avenue Trust:
Series 2017-245P, Class A, 3.51%, 06/05/37 (b)	5,000	5,060,255
Series 2017-245P, Class E, 3.78%, 06/05/37 (b)(d)	369	350,759
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 4.60%, 09/15/34 (a)(b)	1,705	1,710,323
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29 (b)	500	524,232
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.100%), 4.58%, 04/15/35 (a)(b)	3,000	2,999,981
BAMLL Commercial Mortgage Securities Trust:
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.900%), 3.38%, 11/15/32 (a)(b)	2,470	2,446,412
Series 2019-AHT, Class C, (1 mo. LIBOR US + 2.000%), 4.50%, 03/15/34 (a)(b)	1,830	1,830,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.42%, 01/15/49 (d)	11	11,299
Banc of America Merrill Lynch Commercial
Mortgage Securities Trust:
Series 2015-200P, Class F, 3.60%, 04/14/33 (b)(d)	1,294	1,250,504
Series 2016-ISQ, Class E, 3.61%, 08/14/34 (b)(d)	300	280,004
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 4.48%, 11/15/32 (a)(b)	1,090	1,090,000
Bancorp Commercial Mortgage Trust:
Series 2018-CR3, Class A, (1 mo. LIBOR US + 0.850%), 3.33%, 01/15/33 (a)(b)	272	269,641
Series 2018-CRE4, Class A, (1 mo. LIBOR US + 0.900%), 3.38%, 09/15/35 (a)(b)	3,929	3,918,789
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61 (d)	1,750	1,884,007
Bayview Commercial Asset Trust:
Series 2006-1A, Class A1, (1 mo. LIBOR US + 0.270%), 2.76%, 04/25/36 (a)(b)	5,377	5,156,440
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 2.85%, 04/25/36 (a)(b)	30	28,894
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 2.76%, 07/25/37 (a)(b)	63	59,516
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 2.94%, 09/25/37 (a)(b)	5,347	5,058,354
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 3.49%, 10/25/37 (a)(b)	2,449	2,432,208
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.99%, 12/25/37 (a)(b)	4,500	3,788,244
BBCMS Mortgage Trust:
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.500%), 5.98%, 08/15/36 (a)(b)	547	541,515

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-CHRS, Class E, 4.41%, 08/05/38 (b)(d)	$1,000	$882,445
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.449%), 3.93%, 03/15/37 (a)(b)	1,100	1,093,107
BBCMS Trust:
Series 2015-SRCH, Class A1, 3.31%, 08/10/35 (b)	495	501,596
Series 2019-CLP, Class D, (1 mo. LIBOR US + 1.728%), 4.21%, 12/15/31 (a)(b)	316	313,274
Series 2019-CLP, Class E, (1 mo. LIBOR US + 2.114%), 4.60%, 12/15/31 (a)(b)	572	565,817
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class B, 5.61%, 12/11/40 (d)	876	894,651
Benchmark Mortgage Trust:
Series 2018-B5, Class A4, 4.21%, 07/15/51	3,510	3,774,223
Series 2019-B10, Class 3CCA, 3.90%, 03/15/62 (b)(d)	349	344,754
Series 2019-B9, Class A5, 4.02%, 03/15/52	544	577,342
BHMS:
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.250%), 3.73%, 07/15/35 (a)(b)	4,000	3,993,682
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.900%), 4.38%, 07/15/35 (a)(b)	1,000	998,111
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 03/10/33 (b)	250	247,687
BX Trust, Series 2018-MCSF, Class A, (1 mo. LIBOR US + 0.577%), 3.06%, 04/15/35 (a)(b)	1,050	1,033,556
BXP Trust:
Series 2017-GM, Class A, 3.38%, 06/13/39 (b)	1,480	1,503,107
Series 2017-GM, Class B, 3.43%, 06/13/39 (b)(d)	265	266,420
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.150%), 4.63%, 12/15/37 (a)(b)	1,899	1,907,297
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29 (b)(d)	190	193,525
CD Mortgage Trust, Series 2017-CD4, Class A4, 3.51%, 05/10/50 (d)	5,300	5,430,596
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.07%, 04/15/44 (b)(d)	1,000	1,047,683
Series 2016-C4, Class C, 4.88%, 05/10/58 (d)	130	134,788
Series 2018-TAN, Class C, 5.30%, 02/15/33 (b)	1,050	1,083,272
CFK Trust:
Series 2019-FAX, Class D, 4.64%, 01/15/39 (b)	2,500	2,634,091
Series 2019-FAX, Class E, 4.64%, 01/15/39 (b)	2,500	2,514,631
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.79%, 04/10/28 (b)(d)	160	161,394
Series 2015-SMRT, Class F, 3.79%, 04/10/28 (b)(d)	1,000	1,007,807
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 4.08%, 07/15/32 (a)(b)	1,060	1,061,331
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 4.63%, 07/15/32 (a)(b)	1,290	1,289,999

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.930%), 3.41%, 11/15/36 (a)(b)	$230	$229,836
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class C, 3.52%, 05/10/35 (b)(d)	100	100,176
Series 2015-GC27, Class C, 4.43%, 02/10/48 (d)	1,000	1,007,524
Series 2015-SHP2, Class A, (1 mo. LIBOR US + 1.280%), 3.76%, 07/15/27 (a)(b)	1,200	1,199,974
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 7.68%, 07/15/27 (a)(b)	750	750,092
Series 2016-C1, Class C, 4.95%, 05/10/49 (d)	10	10,639
Series 2016-P3, Class A4, 3.33%, 04/15/49	2,320	2,350,845
Series 2016-P3, Class D, 2.80%, 04/15/49 (b)(d)	2,000	1,656,707
Series 2017-P7, Class A4, 3.71%, 04/14/50	6,000	6,231,897
Series 2019-SMRT, Class A, 4.15%, 01/10/24 (b)	2,000	2,098,566
Series 2019-SMRT, Class D, 4.75%, 01/10/24 (b)(d)	1,000	1,038,539
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48	1,079	1,115,139
Series 2016-CD1, Class A3, 2.46%, 08/10/49	5,000	4,806,008
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 5.99%, 06/11/32 (a)(b)	345	346,294
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.64%, 06/10/44 (b)(d)	535	542,319
Series 2013-GAM, Class B, 3.42%, 02/10/28 (b)(d)	1,500	1,486,056
Series 2013-WWP, Class D, 3.90%, 03/10/31 (b)	110	114,695
Series 2014-TWC, Class A, (1 mo. LIBOR US + 0.850%), 3.35%, 02/13/32 (a)(b)	1,375	1,375,001
Series 2014-TWC, Class D, (1 mo. LIBOR US + 2.250%), 4.75%, 02/13/32 (a)(b)	750	750,235
Series 2014-UBS4, Class C, 4.63%, 08/10/47 (d)	1,500	1,519,587
Series 2015-CR23, Class CMC, 3.69%, 05/10/48 (b)(d)	2,550	2,546,416
Series 2015-CR23, Class CMD, 3.69%, 05/10/48 (b)(d)	4,200	4,186,600
Series 2015-CR26, Class A4, 3.63%, 10/10/48	3,535	3,643,904
Series 2015-LC19, Class D, 2.87%, 02/10/48 (b)	180	159,097
Series 2016-667M, Class D, 3.18%, 10/10/36 (b)(d)	500	463,854
Core Industrial Trust:
Series 2015-TEXW, Class D, 3.85%, 02/10/34 (b)(d)	100	100,826
Series 2015-TEXW, Class E, 3.85%, 02/10/34 (b)(d)	279	279,062
Series 2015-TEXW, Class F, 3.85%, 02/10/34 (b)(d)	1,530	1,518,972
Credit Suisse First Boston Mortgage Securities Corp.:

28	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2004-C4, Class F, 5.23%, 10/15/39 (b)(d)	$500	$500,172
Series 2005-C1, Class F, 4.82%, 02/15/38 (b)	564	563,784
Credit Suisse Mortgage Trust:
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 4.08%, 11/15/33 (a)(b)	166	167,017
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 5.78%, 07/15/32 (a)(b)	758	759,894
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 3.43%, 12/15/30 (a)(b)	240	239,165
CSAIL Commercial Mortgage Trust:
Series 2016-C6, Class C, 4.75%, 01/15/49 (d)	10	10,388
Series 2018-CX11, Class A5, 4.03%, 04/15/51 (d)	4,053	4,268,812
Series 2019-C15, Class A4, 4.05%, 03/15/52	2,000	2,114,682
Series 2019-C15, Class D, 3.00%, 03/15/52 (b)	93	75,857
CSWF, Series 2018-TOP, Class A, (1 mo. LIBOR US + 1.000%), 3.48%, 08/15/35 (a)(b)	687	685,103
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34 (b)	2,670	2,725,647
Series 2017-BRBK, Class D, 3.53%, 10/10/34 (b)(d)	990	980,167
Series 2017-BRBK, Class F, 3.53%, 10/10/34 (b)(c)(d)	600	548,586
FREMF Mortgage Trust:
Series 2017-K64, Class B, 3.98%, 05/25/50 (b)(d)	990	1,004,725
Series 2018-K74, Class B, 4.09%, 02/25/51 (b)(d)	2,150	2,190,119
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (b)(d)	342	338,484
GPMT Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.900%), 3.39%, 11/21/35 (a)(b)	2,093	2,088,738
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28 (b)(d)	540	534,501
Great Wolf Trust, Series 2017-WOLF, Class A, (1 mo. LIBOR US + 0.850%), 3.48%, 09/15/34 (a)(b)	3,500	3,491,242
GS Mortgage Securities Corp. II:
Series 2013-KING, Class D, 3.44%, 12/10/27 (b)(d)	1,000	995,389
Series 2013-KING, Class E, 3.44%, 12/10/27 (b)(d)	3,200	3,177,716
GS Mortgage Securities Corp. Trust:
Series 2017-500K, Class A, (1 mo. LIBOR US + 0.700%), 3.18%, 07/15/32 (a)(b)	1,000	998,142
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 4.28%, 07/15/32 (a)(b)	337	335,656
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 4.98%, 07/15/32 (a)(b)	70	69,634
Series 2018-HULA, Class D, (1 mo. LIBOR US + 1.800%), 4.28%, 07/15/25 (a)(b)	1,987	1,988,082
GS Mortgage Securities Trust:
Series 2015-GC32, Class C, 4.41%, 07/10/48 (d)	1,970	2,027,646
Series 2015-GC32, Class D, 3.35%, 07/10/48	93	82,558
Series 2017-GS6, Class A3, 3.43%, 05/10/50	2,000	2,026,847

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-GS7, Class A4, 3.43%, 08/10/50	$7,000	$7,086,747
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, (1 mo. LIBOR US + 0.700%), 3.18%, 01/15/33 (a)(b)	2,000	1,988,045
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48 (b)(d)	1,190	1,146,534
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.57%, 03/15/50 (b)(d)	280	271,582
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB18, Class AMFL, (1 mo. LIBOR US + 0.165%), 2.67%, 06/12/47 (a)	10	10,032
Series 2014-FL6, Class B, (1 mo. LIBOR US + 2.280%), 4.76%, 11/15/31 (a)(b)	4,439	4,449,631
Series 2015-JP1, Class C, 4.74%, 01/15/49 (d)	315	325,799
Series 2015-UES, Class D, 3.74%, 09/05/32 (b)(d)	1,000	999,352
Series 2015-UES, Class E, 3.74%, 09/05/32 (b)(d)	600	595,513
Series 2017-JP5, Class D, 4.65%, 03/15/50 (b)(d)	1,240	1,208,054
Series 2018-PHH, Class A, (1 mo. LIBOR US + 0.910%), 3.39%, 06/15/35 (a)(b)	5,000	4,988,679
Series 2018-WPT, Class FFX, 5.54%, 07/05/33 (b)	950	956,818
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 2.74%, 03/25/37 (a)(b)	289	279,999
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 4.19%, 11/24/31 (a)(b)	814	814,447
Lone Star Portfolio Trust, Series 2015-LSP, Class B, (1 mo. LIBOR US + 2.850%), 5.33%, 09/15/28 (a)(b)	319	319,447
Merrill Lynch Mortgage Trust:
Series 2005-CIP1, Class D, 5.60%, 07/12/38 (d)	2,039	2,069,077
Series 2005-MKB2, Class F, 6.32%, 09/12/42 (b)(d)	1,000	1,017,638
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 07/15/50 (b)(d)	849	798,092
Series 2015-C26, Class C, 4.41%, 10/15/48 (d)	1,000	1,018,188
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)	578	509,760
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class E, 3.45%, 07/13/29 (b)(d)	500	498,846
Series 2014-CPT, Class F, 3.45%, 07/13/29 (b)(d)	100	99,016
Series 2014-CPT, Class G, 3.45%, 07/13/29 (b)(d)	100	98,164
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 5.08%, 11/15/34 (a)(b)	843	838,243
Series 2017-H1, Class A5, 3.53%, 06/15/50	3,340	3,413,092

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-H1, Class D, 2.55%, 06/15/50 (b)	$1,010	$816,504
Series 2017-JWDR, Class D, (1 mo. LIBOR US + 1.950%), 4.43%, 11/15/34 (a)(b)	860	861,607
Series 2018-H3, Class C, 4.85%, 07/15/51 (d)	1,470	1,538,182
Series 2018-MP, Class E, 4.28%, 07/11/40 (b)(d)	2,000	1,876,181
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.650%), 4.13%, 07/15/35 (a)(b)	1,000	991,224
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.550%), 5.03%, 07/15/35 (a)(b)	1,800	1,787,588
Series 2019-AGLN, Class D, (1 mo. LIBOR US + 1.750%), 4.25%, 03/15/34 (a)(b)	250	249,952
Series 2019-AGLN, Class F, (1 mo. LIBOR US + 2.600%), 5.10%, 03/15/34 (a)(b)	260	259,951
Series 2019-L2, Class A4, 4.07%, 03/15/52	126	134,027
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class D, 2.73%, 12/15/50	160	133,422
Series 2018-H3, Class A5, 4.18%, 07/15/51	3,000	3,212,345
Natixis Commercial Mortgage Securities Trust, Series 2017-75B, Class A, 3.86%, 04/09/37 (b)	1,850	1,897,669
Olympic Tower Mortgage Trust:
Series 2017-OT, Class D, 3.95%, 05/10/39 (b)(d)	1,080	1,055,760
Series 2017-OT, Class E, 3.95%, 05/10/39 (b)(d)	498	468,104
RAIT Trust:
Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 3.43%, 06/15/37 (a)(b)	766	762,360
Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 4.98%, 06/15/37 (a)(b)	880	867,797
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 4.48%, 07/15/34 (a)(b)	560	555,240
Shelter Growth CRE Issuer Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 1.000%), 3.48%, 01/15/35 (a)(b)	4,009	4,007,248
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, 12/13/29 (b)(d)	500	501,428
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS4, Class D, 3.60%, 12/15/48 (d)	997	939,408
Series 2016-C34, Class C, 5.03%, 06/15/49 (d)	40	41,783
Series 2016-NXS5, Class D, 4.88%, 01/15/59 (d)	750	729,935
Series 2017-C39, Class D, 4.36%, 09/15/50 (b)(d)	750	714,776
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 3.35%, 12/13/31 (a)(b)	846	843,753
Series 2018-C44, Class C, 4.84%, 05/15/51 (d)	1,484	1,540,446
Series 2018-C44, Class D, 3.00%, 05/15/51 (b)	1,000	803,845
Series 2018-C46, Class A4, 4.15%, 08/15/51	3,740	3,980,481
Series 2019-C49, Class A5, 4.02%, 03/15/52	2,796	2,948,496

		223,085,483

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 2.1%
B2R Mortgage Trust, Series 2015-2, Class XA, 2.29%, 11/15/48 (b)(d)	$6,648	$199,438
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.29%, 02/15/50 (b)(d)	10,000	848,200
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2017-SCH, Class XFCP, 0.15%, 11/15/19 (b)(d)	95,950	96,910
Series 2017-SCH, Class XLCP, 0.02%, 11/15/19 (b)(d)	56,050	8,407
BBCMS Trust, Series 2015-SRCH, Class XB, 0.20%, 08/10/35 (b)(d)	12,500	195,125
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.05%, 03/15/52 (d)	24,993	2,080,083
BX Commercial Mortgage Trust, Series 2018-IND, Class XCP, 0.17%, 11/15/35 (b)(d)	706,230	714,422
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.73%, 05/10/58 (d)	365	33,645
CFK Trust, Series 2019-FAX, Class XA, 0.23%, 01/15/39 (b)(c)	62,648	1,404,680
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.51%, 01/10/24 (b)(d)	80,300	1,952,551
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50 (d)	11,214	698,856
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47 (d)	666	24,626
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4, Class XC, 0.75%, 12/15/49 (b)(d)	8,570	412,076
Series 2017-C5, Class XB, 0.31%, 03/15/50 (d)	30,000	722,100
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49 (b)(d)	17,400	803,880
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.11%, 03/10/50 (b)(d)	12,449	565,547
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.19%, 12/15/47 (b)(d)	220	11,504
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.20%, 06/15/50 (b)(d)	8,625	1,295,302
Series 2018-H4, Class XA, 0.87%, 12/15/51 (d)	30,142	2,010,612
Series 2019-L2, Class XA, 1.20%, 03/15/52 (d)	11,324	941,261
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39 (b)(d)	28,100	824,454
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32 (b)(d)	110,000	451,000
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32 (b)(c)(d)	22,000	220
U.S., Series 2018-USDC, Class X, 0.32%, 05/12/38 (b)(d)	103,122	3,005,470
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC20, Class XB, 0.47%, 04/15/50 (d)	7,000	187,881

30	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2016-BNK1, Class XD, 1.26%, 08/15/49 (b)(d)	$1,000	$74,380
Series 2018-C44, Class XA, 0.76%, 05/15/51 (d)	10,639	579,487
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.07%, 08/15/47 (d)	10,188	413,950

		20,556,067

Total Non-Agency Mortgage-Backed Securities — 33.6% (Cost: $327,135,010)		328,118,084

U.S. Government Sponsored Agency Securities — 3.1%

Collateralized Mortgage Obligations — 0.8%
Fannie Mae:
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%), 5.49%, 10/25/29 (a)	106	112,029
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.000%), 6.49%, 05/25/30 (a)	2,000	2,077,948
Freddie Mac:
Series 2016-DNA4, Class M3, (1 mo. LIBOR US +3.800%), 6.29%, 03/25/29 (a)	2,000	2,198,121
Series 2017-DNA2, Class M2, (1 mo. LIBOR US +3.450%), 5.94%, 10/25/29 (a)	250	270,167
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.500%), 4.99%, 03/25/30 (a)	2,494	2,553,533
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.800%), 4.29%, 07/25/30 (a)	224	218,238

		7,430,036

Commercial Mortgage-Backed Securities — 1.4%
Fannie Mae:
Series 2017-M8, Class A2, 3.06%, 05/25/27 (d)	170	171,306
Series 2019-M1, Class A2, 3.56%, 09/25/28 (d)	610	637,607
Freddie Mac:
Series K072, Class A2, 3.44%, 12/25/27	5,000	5,199,104
Series K085, Class A2, 4.06%, 10/25/28 (d)	1,796	1,955,414
Series K087, Class A2, 3.77%, 12/25/28	2,951	3,141,121
Series KL4F, Class A2AS, 3.68%, 10/25/25 (d)	1,789	1,853,487

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series KPLB, Class A, 2.77%, 05/25/25	$380	$378,898

		13,336,937

Interest Only Commercial Mortgage-Backed Securities — 0.9%
Freddie Mac, Series KW01, Class X1, 0.98%, 01/25/26 (d)	1,155	61,721
Ginnie Mae:
Series 2016-13, Class IO, 0.92%, 04/16/57 (d)	20,156	1,299,354
Series 2016-36, Class IO, 0.94%, 08/16/57 (d)	51,632	3,439,087
Series 2016-87, Class IO, 1.00%, 08/16/58 (d)	459	34,605
Series 2016-128, Class IO, 0.95%, 09/16/56 (d)	5,820	454,782
Series 2017-7, Class IO, 0.97%, 12/16/58 (d)	19,412	1,524,331
Series 2017-24, Class IO, 0.86%, 12/16/56 (d)	38,257	2,485,244

		9,299,124

Total U.S. Government Sponsored Agency Securities — 3.1% (Cost: $29,396,725)		30,066,097

Total Long-Term Investments — 97.5% (Cost: $961,479,812)		952,243,182

	Shares

Short-Term Securities — 3.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.27% (i)	34,484,803	34,484,803

Total Short-Term Securities — 3.5% (Cost: $34,484,803)		34,484,803

Total Investments — 101.0% (Cost: $995,964,615)		986,727,985

Liabilities in Excess of Other Assets — (1.0)%		(9,441,617)

Net Assets — 100.0%		$977,286,368

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	$27	$1,610	$1,562	$48
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	$53	3,160	4,293	(1,133)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$580	(4,350)	183	(4,533)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$513	(3,842)	(367)	(3,475)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	$358	(2,682)	68	(2,750)
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	05/11/63	$40	5,056	2,511	2,545

						$(1,048)	$8,250	$(9,298)

OTC Credit Default Swaps — Sell Protection

Reference Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	$ 78	$ 111	$ (7,273)	$ 7,384
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	$ 171	(10,197)	(14,994)	4,797
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	9/17/58	Not Rated	$4,620	(275,493)	(576,991)	301,498
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$1,000	(52,771)	(87,184)	34,413
CMBX.NA.10.BBB-	3.00%	Monthly	Deutsche Bank AG	11/17/59	BBB-	$ 500	(26,385)	(52,583)	26,198
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	5/11/63	BBB-	$ 40	(5,056)	(3,132)	(1,924)

							$(369,791)	$(742,157)	$372,366

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$8,617	$742,524	$376,883	$13,815

32	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$385,500	$—	$—	$—	$—	$385,500

Liabilities — Derivative Financial Instruments
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$—	$756,339	$—	$—	$—	$—	$756,339

For the year ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps	$—	$390,118	$—	$—	$—	$—	$390,118

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$347,942	$—	$—	$—	$—	$347,942

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps:
Average notional value — buy protection	$3,790,000
Average notional value — sell protection	7,124,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps — OTC(a)	$385,500	$756,339

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$385,500	$756,339
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$385,500	$756,339

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Credit Suisse International	$4,797	$(4,797)	$—	$—	$—
Deutsche Bank AG	362,360	(362,360)	—	—	—
J.P. Morgan Securities LLC	5,056	—	—	—	5,056
Morgan Stanley & Co. International PLC	13,287	(8,406)	—	—	4,881

	$385,500	$(375,563)	$—	$—	$9,937

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Credit Suisse International	$20,050	$(4,797)	$—	$—	$15,253
Deutsche Bank AG	727,883	(362,360)	—	(365,523)	—
Morgan Stanley & Co. International PLC	8,406	(8,406)	—	—	—

	$756,339	$(375,563)	$—	$(365,523)	$15,253

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$542,647,194	$30,188,096	$572,835,290
Corporate Bonds(a)	—	333,015	—	333,015
Floating Rate Loan Interests(a)	—	—	20,890,696	20,890,696
Non-Agency Mortgage-Backed Securities	—	317,145,545	10,972,539	328,118,084
U.S. Government Sponsored Agency Securities	—	30,066,097	—	30,066,097
Short-Term Securities	34,484,803	—	—	34,484,803

	$34,484,803	$890,191,851	$62,051,331	$986,727,985

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$376,883	$—	$376,883
Liabilities:
Credit contracts	—	(13,815)	—	(13,815)

	$—	$363,068	$—	$363,068

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2019, there were no transfers between Level 1 and Level 2.

34	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series A Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total

Assets:
Opening Balance, as of March 31, 2018	$6,206,056	$3,143,637	$7,686,343	$17,036,036
Transfers into Level 3	—	2,337,305	—	2,337,305
Transfers out of Level 3	(2,636,967)	—	(2,316,462)	(4,953,429)
Accrued discounts/premiums	342,494	6,619	12,324	361,437
Net realized gain (loss)	(42,727)	26,567	93,012	76,852
Net change in unrealized appreciation (depreciation)(a)(b)	(1,043,321)	(258,306)	(1,413,594)	(2,715,221)
Purchases	32,172,970	23,709,624	9,336,759	65,219,353
Sales	(4,810,409)	(8,074,750)	(2,425,843)	(15,311,002)

Closing Balance, as of March 31, 2019	$30,188,096	$20,890,696	$10,972,539	$62,051,331

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019(b)	$(1,042,754)	$(213,911)	$(459,536)	$(1,716,201)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Trusts — 3.8%

Banks — 1.9%
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00% (a)(b)	$520	$515,580
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 3.330%), 6.10% (a)(b)	208	218,400
(3 mo. LIBOR US + 3.470%), 6.22% (a)(b)	358	359,790
(3 mo. LIBOR US + 3.780%), 6.75% (a)(b)	925	1,014,105
Lloyds Banking Group PLC, (5 yr. Swap Semi 30/360 US + 4.496%), 7.50% (a)(b)	780	791,466
Nordea Bank Abp, (5 yr. US Treasury Yield
Curve Rate T Note Constant Maturity + 4.110%), 6.63% (a)(b)(c)	740	738,150
U.S. Bancorp, Series J, (3 mo. LIBOR US + 2.914%), 5.30% (a)(b)	1,075	1,093,813
Wells Fargo & Co.:
(3 mo. LIBOR US + 3.990%), 5.88% (a)(b)	1,550	1,656,175
(3 mo. LIBOR US + 3.770%), 6.38% (a)(b)	817	822,106

		7,209,585

Capital Markets — 0.3%
State Street Corp.:
(3 mo. LIBOR US + 3.597%), 5.25% (a)(b)	315	321,694
(3 mo. LIBOR US + 2.539%), 5.63% (a)(b)	735	740,513

		1,062,207

Electric Utilities — 0.2%
Exelon Corp., 3.50%, 06/01/22	785	792,993

Insurance — 0.5%
Allstate Corp., (3 mo. LIBOR US + 2.938%), 5.75%, 08/15/53 (a)	835	843,350
MetLife, Inc., (3 mo. LIBOR US + 3.575%), 5.25% (a)(b)	900	907,506

		1,750,856

Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (b)(c)	2,200	2,233,000

Oil, Gas & Consumable Fuels — 0.3%
Enbridge, Inc., (3 mo. LIBOR US + 3.641%), 6.25%, 03/01/78 (a)	780	775,730
TransCanada Trust:
(3 mo. LIBOR US + 3.528%), 5.63%, 05/20/75 (a)	359	350,994
(3 mo. LIBOR US + 4.640%), 5.88%, 08/15/76 (a)	120	121,746

		1,248,470

Total Capital Trusts — 3.8% (Cost: $14,284,915)		14,297,111

Corporate Bonds — 86.7%

Aerospace & Defense — 2.3%
Harris Corp., 4.40%, 06/15/28	955	1,004,355
Lockheed Martin Corp.:
3.10%, 01/15/23	95	96,053
3.55%, 01/15/26	145	149,651
4.07%, 12/15/42	575	585,722
4.09%, 09/15/52	124	125,981
Northrop Grumman Corp., 3.25%, 01/15/28	910	894,805
Northrop Grumman Systems Corp., 7.88%, 03/01/26	1,000	1,256,531
Rockwell Collins, Inc.:
1.95%, 07/15/19	180	179,545
3.20%, 03/15/24	550	547,648
3.50%, 03/15/27	520	513,441
4.35%, 04/15/47	240	236,637
United Technologies Corp.:
3.35%, 08/16/21	140	141,873

Security	Par (000)	Value

Aerospace & Defense (continued)
2.30%, 05/04/22	$105	$103,411
3.10%, 06/01/22	810	815,226
3.65%, 08/16/23	410	420,850
4.13%, 11/16/28	710	737,631
6.05%, 06/01/36	450	535,110
4.50%, 06/01/42	340	351,429

		8,695,899

Air Freight & Logistics — 0.3%
FedEx Corp.:
3.25%, 04/01/26	120	119,409
4.10%, 02/01/45	475	428,549
4.40%, 01/15/47	597	560,912

		1,108,870

Airlines — 0.8%
Air Canada Pass-Through Trust, Series 2017,
Class 1AA, 3.30%, 07/15/31 (c)	124	120,237
American Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.38%, 04/01/24	99	99,225
Series 2017-1, Class AA, 3.65%, 08/15/30	720	723,346
Delta Air Lines, Inc., 3.80%, 04/19/23	880	889,247
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1, Class A, 5.25%, 05/30/25 (c)	538	547,264
U.S. Airways Pass-Through Trust,
Series 2013-1, Class A, 3.95%, 05/15/27	664	673,667
Virgin Australia Trust, Series 2013-1A, 5.00%, 04/23/25 (c)	74	75,690

		3,128,676

Auto Components — 0.2%
ZF North America Capital, Inc., 4.75%, 04/29/25 (c)	600	582,745

Automobiles — 0.8%
Ford Motor Co.:
4.35%, 12/08/26	366	339,710
4.75%, 01/15/43	186	145,760
5.29%, 12/08/46	128	107,247
General Motors Co.:
5.00%, 10/01/28	435	433,874
5.20%, 04/01/45	535	475,234
Volkswagen Group of America Finance LLC, 3.88%, 11/13/20 (c)	1,275	1,291,373

		2,793,198

Banks — 14.0%
Banco Santander SA:
3.13%, 02/23/23	800	790,607
3.85%, 04/12/23	200	201,703
Bank of America Corp.:
(3 mo. LIBOR US + 0.630%), 3.50%, 05/17/22 (a)	800	809,366
4.20%, 08/26/24	1,610	1,666,306
4.00%, 01/22/25	605	617,000
(3 mo. LIBOR US + 0.970%), 3.46%, 03/15/25 (a)	2,565	2,590,530
3.95%, 04/21/25	790	803,560
4.45%, 03/03/26	2,305	2,402,172
(3 mo. LIBOR US + 1.512%), 3.71%, 04/24/28 (a)	285	286,277
(3 mo. LIBOR US + 1.070%), 3.97%, 03/05/29 (a)	1,475	1,501,837
(3 mo. LIBOR US + 1.190%), 3.95%, 01/23/49 (a)	500	488,474
Barclays Bank PLC, 5.14%, 10/14/20	300	308,016
Barclays PLC:
(3 mo. LIBOR US + 1.400%), 4.61%, 02/15/23 (a)	1,510	1,541,145

36	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.84%, 05/09/28	$210	$207,735
(3 mo. LIBOR US + 1.902%), 4.97%, 05/16/29 (a)	200	206,753
BNP Paribas SA:
3.50%, 03/01/23 (c)	900	900,075
(5 yr. Swap Semi 30/360 US + 1.483%), 4.38%, 03/01/33 (a)(c)	645	633,856
Citigroup, Inc.:
(3 mo. LIBOR US + 1.563%), 3.89%, 01/10/28 (a)	425	431,581
(3 mo. LIBOR US + 1.390%), 3.67%, 07/24/28 (a)	160	159,587
(3 mo. LIBOR US + 1.192%), 4.08%, 04/23/29 (a)	820	841,319
(3 mo. LIBOR US + 1.338%), 3.98%, 03/20/30 (a)	610	620,132
4.75%, 05/18/46	550	569,872
4.65%, 07/23/48	225	241,218
Citizens Bank N.A., 2.55%, 05/13/21	330	327,660
Cooperatieve Rabobank UA:
3.13%, 04/26/21	670	673,007
4.63%, 12/01/23	700	731,208
Danske Bank A/S, 5.00%, 01/12/22 (c)	555	569,174
Discover Bank:
3.35%, 02/06/23	300	301,621
(5 yr. Swap Semi 30/360 US + 1.730%), 4.68%, 08/09/28 (a)	600	610,464
HSBC Holdings PLC:
(3 mo. LIBOR US + 1.055%), 3.26%, 03/13/23 (a)	985	987,408
(3 mo. LIBOR US + 1.211%), 3.80%, 03/11/25 (a)	865	876,836
4.25%, 08/18/25	500	510,597
(3 mo. LIBOR US + 1.348%), 4.29%, 09/12/26 (a)	500	515,617
4.38%, 11/23/26	270	276,570
Huntington Bancshares, Inc., 4.00%, 05/15/25	905	941,164
ING Bank NV, 2.50%, 10/01/19 (c)	950	948,697
ING Groep NV, (3 mo. LIBOR US + 1.150%), 3.75%, 03/29/22 (d)	1,040	1,044,411
Intesa Sanpaolo SpA:
3.38%, 01/12/23 (c)	485	473,396
5.02%, 06/26/24 (c)	416	402,101
JPMorgan Chase & Co.:
2.25%, 01/23/20	1,800	1,793,434
2.30%, 08/15/21	665	657,285
(3 mo. LIBOR US + 1.000%), 4.02%, 12/05/24 (a)	900	934,005
(3 mo. LIBOR US + 1.245%), 3.96%, 01/29/27 (a)	1,055	1,089,483
(3 mo. LIBOR US + 1.337%), 3.78%, 02/01/28 (a)	800	814,964
(3 mo. LIBOR US + 1.120%), 4.01%, 04/23/29 (a)	340	349,221
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38 (a)	1,000	980,175
4.95%, 06/01/45	320	354,110
(3 mo. LIBOR US + 1.220%), 3.90%, 01/23/49 (a)	915	885,966
Lloyds Bank PLC, 5.80%, 01/13/20 (c)	2,000	2,046,053
Mitsubishi UFJ Financial Group, Inc.:
3.22%, 03/07/22	575	579,586
3.76%, 07/26/23	1,100	1,129,849
Regions Bank, (3 mo. LIBOR US + 0.500%), 3.37%, 08/13/21 (a)	920	924,311

Security	Par (000)	Value

Banks (continued)
Royal Bank of Canada, 3.20%, 04/30/21	$1,000	$1,011,174
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.470%), 4.15%, 05/15/23 (d)	670	667,357
3.88%, 09/12/23	990	994,103
6.00%, 12/19/23	348	371,473
(3 mo. LIBOR US + 1.762%), 4.27%, 03/22/25 (a)	1,020	1,030,847
Santander UK PLC:
2.13%, 11/03/20	750	741,770
5.00%, 11/07/23 (c)	1,753	1,795,012
SunTrust Banks, Inc., 4.00%, 05/01/25	380	397,580
Svenska Handelsbanken AB, 3.35%, 05/24/21	500	505,659
Wells Fargo & Co.:
4.13%, 08/15/23	350	362,673
3.75%, 01/24/24	385	396,195
4.15%, 01/24/29	575	601,067
5.61%, 01/15/44	200	230,889
4.65%, 11/04/44	980	1,006,621
4.75%, 12/07/46	530	556,149

		52,216,063

Beverages — 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch
InBev Worldwide, Inc., 4.90%, 02/01/46 (c)	675	677,960
Anheuser-Busch InBev Worldwide, Inc.:
4.15%, 01/23/25	195	203,203
4.75%, 01/23/29	845	900,261
4.44%, 10/06/48	2,145	2,019,228
5.55%, 01/23/49	325	356,703
5.80%, 01/23/59	245	272,423

		4,429,778

Biotechnology — 1.6%
AbbVie, Inc.:
2.50%, 05/14/20	1,200	1,196,459
2.30%, 05/14/21	495	489,457
2.85%, 05/14/23	550	544,011
3.20%, 05/14/26	240	232,607
4.25%, 11/14/28	320	326,836
4.40%, 11/06/42	795	734,859
4.88%, 11/14/48	205	201,625
Amgen, Inc.:
4.40%, 05/01/45	100	98,027
4.66%, 06/15/51	461	463,654
Baxalta, Inc., 4.00%, 06/23/25	283	289,282
Gilead Sciences, Inc.:
3.25%, 09/01/22	135	137,517
4.50%, 02/01/45	323	326,913
4.75%, 03/01/46	391	409,253
4.15%, 03/01/47	640	617,520

		6,068,020

Capital Markets — 6.1%
Bank of New York Mellon Corp.:
3.45%, 08/11/23	265	271,996
2.20%, 08/16/23	1,125	1,094,124
Credit Agricole SA:
2.75%, 06/10/20 (c)	1,000	999,405
3.75%, 04/24/23 (c)	275	278,020
Credit Suisse AG:
3.00%, 10/29/21	665	667,808
3.63%, 09/09/24	575	584,806
Credit Suisse Group AG, (3 mo. LIBOR US + 1.240%), 4.21%, 06/12/24 (a)(c)	820	839,994
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21	1,350	1,364,082

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
3.80%, 06/09/23	$547	$555,520
Deutsche Bank AG:
4.25%, 02/04/21	925	928,546
4.25%, 10/14/21	180	180,808
(USD Swap Rate 11:00 am NY 1 + 2.553%), 4.88%, 12/01/32 (a)	585	515,484
Goldman Sachs Group, Inc.:
2.88%, 02/25/21	975	975,427
3.00%, 04/26/22	850	848,156
4.25%, 10/21/25	310	317,321
(3 mo. LIBOR US + 1.301%), 4.22%, 05/01/29 (a)	1,580	1,614,759
4.80%, 07/08/44	370	391,385
5.15%, 05/22/45	350	370,150
Morgan Stanley:
2.65%, 01/27/20	775	774,133
2.50%, 04/21/21	550	546,423
5.50%, 07/28/21	10	10,581
(3 mo. LIBOR US + 1.400%), 4.18%, 10/24/23 (d)	1,675	1,701,045
(3 mo. LIBOR US + 0.847%), 3.74%, 04/24/24 (a)	925	943,429
3.88%, 04/29/24	1,625	1,671,360
(3 mo. LIBOR US + 1.628%), 4.43%, 01/23/30 (a)	845	889,977
4.30%, 01/27/45	700	711,777
State Street Corp., (3 mo. LIBOR US + 0.770%), 3.78%, 12/03/24 (a)	490	508,876
UBS Group Funding Switzerland AG, 3.00%, 04/15/21 (c)	2,150	2,149,136

		22,704,528

Chemicals — 0.9%
Air Liquide Finance SA:
2.25%, 09/27/23 (c)	520	503,205
2.50%, 09/27/26 (c)	290	275,730
DowDuPont, Inc.:
4.49%, 11/15/25	890	948,012
5.32%, 11/15/38	290	322,387
5.42%, 11/15/48	485	553,236
E.I. du Pont de Nemours & Co., (3 mo. LIBOR
US + 0.530%), 3.27%, 05/01/20 (d)	560	561,588
Sherwin-Williams Co.:
2.75%, 06/01/22	135	134,182
4.50%, 06/01/47	180	177,139

		3,475,479

Commercial Services & Supplies — 0.7%
Aviation Capital Group LLC, 6.75%, 04/06/21 (c)	1,575	1,678,560
GATX Corp., 4.35%, 02/15/24	510	528,667
Republic Services, Inc., 3.95%, 05/15/28	300	314,477

		2,521,704

Communications Equipment — 0.3%
Cisco Systems, Inc., 2.50%, 09/20/26	1,035	1,007,532

Consumer Finance — 2.0%
Capital One Financial Corp., 4.25%, 04/30/25	675	700,611
Capital One N.A.:
2.35%, 01/31/20	825	820,851
2.95%, 07/23/21	735	737,407
Ford Motor Credit Co. LLC:
3.34%, 03/18/21	475	467,765
3.81%, 10/12/21	550	544,870
3.66%, 09/08/24	350	322,548
4.39%, 01/08/26	201	186,671
General Motors Financial Co., Inc.:
3.20%, 07/06/21	565	562,463
4.15%, 06/19/23	615	620,767
4.35%, 04/09/25	1,230	1,224,694

Security	Par (000)	Value

Consumer Finance (continued)
4.35%, 01/17/27	$1,205	$1,171,140
Synchrony Financial, 4.38%, 03/19/24	200	202,579

		7,562,366

Containers & Packaging — 0.5%
International Paper Co., 4.35%, 08/15/48 WRKCo, Inc.:	200	186,417
3.75%, 03/15/25	745	751,665
4.65%, 03/15/26	895	948,359

		1,886,441

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, 4.50%, 05/15/21	1,140	1,164,643
Charles Schwab Corp., 3.25%, 05/21/21	665	673,341
GE Capital International Funding Co., 4.42%, 11/15/35	811	749,759

		2,587,743

Diversified Telecommunication Services — 3.3%
AT&T Inc.:
3.40%, 05/15/25	1,385	1,370,480
4.30%, 02/15/30	1,438	1,454,506
4.50%, 05/15/35	750	738,910
5.25%, 03/01/37	400	419,086
5.15%, 03/15/42	400	409,171
4.80%, 06/15/44	65	63,815
4.75%, 05/15/46	203	198,369
5.15%, 11/15/46	115	118,028
5.45%, 03/01/47	330	352,557
4.50%, 03/09/48	215	201,733
5.15%, 02/15/50	150	153,235
Telefonica Emisiones SAU:
4.67%, 03/06/38	255	243,387
4.90%, 03/06/48	315	306,950
Verizon Communications, Inc.:
3.38%, 02/15/25	459	464,405
4.50%, 08/10/33	550	581,347
4.27%, 01/15/36	1,125	1,137,876
5.25%, 03/16/37	745	838,076
4.81%, 03/15/39	865	926,594
3.85%, 11/01/42	950	893,123
4.86%, 08/21/46	190	202,434
5.01%, 04/15/49	420	458,552
4.67%, 03/15/55	647	659,176

		12,191,810

Electric Utilities — 5.6%
American Electric Power Co., Inc., 2.15%, 11/13/20	825	817,264
American Transmission Systems, Inc., 5.25%, 01/15/22 (c)	400	423,404
CenterPoint Energy, Inc., 3.85%, 02/01/24	595	606,777
DTE Electric Co., Series A, 4.05%, 05/15/48	186	193,878
Duke Energy Carolinas LLC, 3.75%, 06/01/45	420	415,979
Duke Energy Corp., 2.65%, 09/01/26	390	371,506
Duke Energy Florida LLC, 4.20%, 07/15/48	240	252,349
Duke Energy Progress LLC:
3.70%, 09/01/28	690	719,742
6.30%, 04/01/38	750	982,695
3.60%, 09/15/47	350	334,607
Emera U.S. Finance LP, 2.15%, 06/15/19	185	184,637
Entergy Arkansas LLC, 3.70%, 06/01/24	825	856,142
Entergy Corp., 4.00%, 07/15/22	700	719,180
Evergy Inc., 5.29%, 06/15/22 (e)	745	790,083
Exelon Corp.:
2.45%, 04/15/21	2,000	1,976,794
3.40%, 04/15/26	200	199,955
FirstEnergy Corp., 4.85%, 07/15/47	500	536,196

38	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Florida Power & Light Co., 5.95%, 02/01/38	$800	$1,031,785
Georgia Power Co., 2.00%, 09/08/20	635	629,130
Kentucky Utilities Co., 5.13%, 11/01/40	375	440,651
MidAmerican Energy Co., 3.65%, 04/15/29	975	1,014,665
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (c)	345	353,835
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/27	115	115,482
Northern States Power Co., 6.20%, 07/01/37	725	944,592
Ohio Power Co., Series D, 6.60%, 03/01/33	675	865,606
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42	660	797,430
PacifiCorp, 6.00%, 01/15/39	450	569,107
Progress Energy, Inc.:
4.88%, 12/01/19	1,075	1,089,167
3.15%, 04/01/22	775	780,447
Southern Co.:
2.35%, 07/01/21	785	776,269
2.95%, 07/01/23	740	736,765
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25 (c)	445	454,843

		20,980,962

Energy Equipment & Services — 0.5%
Halliburton Co.:
3.80%, 11/15/25	1,545	1,579,069
5.00%, 11/15/45	310	329,638

		1,908,707

Equity Real Estate Investment Trusts (REITs) — 2.5%
American Tower Corp.:
4.70%, 03/15/22	525	549,261
3.00%, 06/15/23	1,175	1,170,996
5.00%, 02/15/24	430	462,764
AvalonBay Communities, Inc., 3.35%, 05/15/27	550	552,471
Boston Properties LP, 4.50%, 12/01/28	500	530,477
Crown Castle International Corp.:
3.40%, 02/15/21	1,453	1,464,999
2.25%, 09/01/21	1,765	1,739,607
5.25%, 01/15/23	807	866,041
3.65%, 09/01/27	230	226,164
4.30%, 02/15/29	305	314,364
ERP Operating LP, 3.25%, 08/01/27	525	525,045
Host Hotels & Resorts LP, 6.00%, 10/01/21	725	766,882

		9,169,071

Food & Staples Retailing — 2.3%
CVS Health Corp.:
4.10%, 03/25/25	1,530	1,570,766
4.30%, 03/25/28	2,360	2,391,273
4.78%, 03/25/38	320	316,894
5.13%, 07/20/45	360	365,864
Kroger Co., 4.45%, 02/01/47	365	330,887
Walmart, Inc.:
2.65%, 12/15/24	691	689,181
3.55%, 06/26/25	273	283,357
3.70%, 06/26/28	1,875	1,974,966
4.05%, 06/29/48	650	690,331

		8,613,519

Food Products — 1.1%
General Mills, Inc.:
3.20%, 04/16/21	145	146,257
3.70%, 10/17/23	240	245,996
4.20%, 04/17/28	620	644,259
4.70%, 04/17/48	90	89,862
Kraft Heinz Foods Co.:
5.38%, 02/10/20	1,290	1,316,317
3.00%, 06/01/26	710	661,794
4.38%, 06/01/46	365	315,740

Security	Par (000)	Value

Food Products (continued)
Nestle Holdings, Inc., 4.00%, 09/24/48 (c)	$645	$675,159

		4,095,384

Gas Utilities — 0.2%
Fortis, Inc., 2.10%, 10/04/21	945	924,357

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories:
3.75%, 11/30/26	566	588,370
4.75%, 11/30/36	385	430,984
4.75%, 04/15/43	117	130,019
4.90%, 11/30/46	260	300,667
Becton Dickinson and Co.:
2.68%, 12/15/19	88	87,716
(3 mo. LIBOR US + 1.030%), 3.64%, 06/06/22 (d)	1,525	1,529,044
3.70%, 06/06/27	1,570	1,563,961
Medtronic, Inc.:
3.15%, 03/15/22	960	975,248
4.63%, 03/15/45	49	56,014

		5,662,023

Health Care Providers & Services — 2.5%
Aetna, Inc.:
2.80%, 06/15/23	350	343,704
3.50%, 11/15/24	395	395,255
Anthem, Inc.:
4.35%, 08/15/20	700	714,175
2.50%, 11/21/20	285	283,546
5.10%, 01/15/44	300	327,668
Cigna Corp., 3.20%, 09/17/20 (c)	1,870	1,880,080
Coventry Health Care, Inc., 5.45%, 06/15/21	850	888,528
HCA, Inc.:
5.25%, 06/15/26	563	603,237
4.50%, 02/15/27	389	399,494
5.50%, 06/15/47	365	388,050
UnitedHealth Group, Inc.:
3.35%, 07/15/22	75	76,614
2.88%, 03/15/23	1,175	1,181,735
3.75%, 07/15/25	770	803,748
4.63%, 11/15/41	645	706,077
4.75%, 07/15/45	120	135,591
4.25%, 06/15/48	100	105,202

		9,232,704

Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp.:
2.75%, 12/09/20	85	85,149
4.88%, 12/09/45	748	809,092
4.45%, 03/01/47	455	463,780
4.45%, 09/01/48	475	487,523

		1,845,544

Household Durables — 0.2%
Newell Brands, Inc., 3.85%, 04/01/23	850	840,508

Industrial Conglomerates — 0.5%
General Electric Co.:
2.70%, 10/09/22	570	559,759
6.75%, 03/15/32	208	240,213
6.15%, 08/07/37	205	224,082
4.13%, 10/09/42	360	312,415
Tyco Electronics Group SA, 3.50%, 02/03/22	600	606,339

		1,942,808

Insurance — 1.3%
American International Group, Inc.:
6.40%, 12/15/20	485	512,885
3.30%, 03/01/21	220	221,377
Aon PLC, 4.00%, 11/27/23	1,760	1,828,318

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Hartford Financial Services Group, Inc., 4.30%, 04/15/43	$115	$114,662
Marsh & McLennan Cos., Inc.:
2.35%, 03/06/20	1,000	996,683
3.75%, 03/14/26	600	617,931
Prudential Financial, Inc., 4.35%, 02/25/50	425	439,360
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)	90	123,705

		4,854,921

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.:
2.40%, 02/22/23	550	544,969
2.80%, 08/22/24	1,000	1,001,754
3.15%, 08/22/27	1,975	1,988,304

		3,535,027

IT Services — 0.9%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20	1,590	1,606,712
3.50%, 04/15/23	330	335,477
5.00%, 10/15/25	119	128,216
4.75%, 05/15/48	240	238,194
Visa, Inc.:
2.80%, 12/14/22	510	515,226
3.15%, 12/14/25	620	629,420

		3,453,245

Life Sciences Tools & Services — 0.5%
Life Technologies Corp., 6.00%, 03/01/20	820	842,171
Thermo Fisher Scientific, Inc., 4.50%, 03/01/21	1,000	1,032,575

		1,874,746

Machinery — 0.2%
John Deere Capital Corp.:
2.65%, 06/24/24	215	213,034
3.45%, 03/07/29	455	467,706

		680,740

Media — 4.2%
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 07/23/22	1,075	1,112,207
4.50%, 02/01/24	925	962,102
6.38%, 10/23/35	325	362,379
6.48%, 10/23/45	2,100	2,354,107
5.75%, 04/01/48	385	402,166
6.83%, 10/23/55	57	64,530
Comcast Corp.:
3.45%, 10/01/21	385	392,593
3.95%, 10/15/25	400	418,328
3.15%, 03/01/26	395	392,999
4.15%, 10/15/28	635	668,362
4.25%, 01/15/33	650	686,045
6.50%, 11/15/35	125	158,225
4.65%, 07/15/42	130	139,549
4.50%, 01/15/43	225	235,128
4.60%, 08/15/45	230	245,147
4.00%, 03/01/48	340	331,402
4.70%, 10/15/48	405	439,063
4.95%, 10/15/58	475	523,925
Cox Communications, Inc.:
3.35%, 09/15/26 (c)	460	448,249
3.50%, 08/15/27 (c)	605	591,936
Discovery Communications LLC:
2.95%, 03/20/23	345	341,722
3.80%, 03/13/24	500	504,061
5.20%, 09/20/47	200	194,372
Grupo Televisa SAB, 6.63%, 01/15/40	205	238,775
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20	115	115,991

Security	Par (000)	Value

Media (continued)
3.75%, 10/01/21	$85	$86,477
4.65%, 10/01/28	695	723,541
5.40%, 10/01/48	115	116,345
Sky Ltd., 2.63%, 09/16/19 (c)	200	199,652
Time Warner Cable LLC, 4.50%, 09/15/42	137	119,742
Viacom, Inc.:
4.38%, 03/15/43	199	178,906
5.85%, 09/01/43	274	297,974
Walt Disney Co., 6.40%, 12/15/35 (c)	306	405,985
Warner Media LLC:
3.60%, 07/15/25	305	304,235
3.88%, 01/15/26	592	594,022
3.80%, 02/15/27	315	313,719

		15,663,961

Metals & Mining — 0.3%
Barrick Gold Corp., 5.25%, 04/01/42	200	216,276
Rio Tinto Finance USA Ltd.:
3.75%, 06/15/25	74	77,658
7.13%, 07/15/28	550	713,977
Southern Copper Corp., 5.88%, 04/23/45	225	252,169

		1,260,080

Multi-Utilities — 1.5%
CMS Energy Corp., 5.05%, 03/15/22	1,644	1,736,979
Dominion Energy Gas Holdings LLC, 2.50%, 12/15/19	845	842,637
NiSource, Inc., 5.25%, 02/15/43	440	483,297
Sempra Energy, 2.40%, 02/01/20	520	517,656
Virginia Electric & Power Co.:
6.00%, 01/15/36	900	1,097,759
4.45%, 02/15/44	350	371,433
4.60%, 12/01/48	320	353,217
WEC Energy Group, Inc., 3.38%, 06/15/21	235	237,776

		5,640,754

Oil, Gas & Consumable Fuels — 10.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
6.25%, 10/15/22	336	345,240
3.50%, 12/01/22	70	70,707
4.25%, 12/01/27	180	180,868
BP Capital Markets America, Inc.:
3.59%, 04/14/27	250	253,970
4.23%, 11/06/28	530	566,911
BP Capital Markets PLC, 3.28%, 09/19/27	117	116,472
Canadian Natural Resources Ltd., 3.85%, 06/01/27	650	651,644
Cenovus Energy, Inc.:
4.25%, 04/15/27	425	417,797
5.40%, 06/15/47	64	63,371
Cimarex Energy Co.:
4.38%, 06/01/24	310	322,016
3.90%, 05/15/27	940	937,068
Concho Resources, Inc., 3.75%, 10/01/27	1,205	1,195,165
ConocoPhillips Co., 4.95%, 03/15/26	600	668,604
Continental Resources, Inc.:
4.50%, 04/15/23	1,330	1,376,792
3.80%, 06/01/24	725	729,742
4.90%, 06/01/44	530	538,714
Devon Energy Corp.:
3.25%, 05/15/22	731	737,960
5.00%, 06/15/45	204	213,648
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22	485	552,209
Encana Corp.:
6.50%, 05/15/19	750	751,833
6.63%, 08/15/37	500	589,929
Energy Transfer Operating LP:
5.20%, 02/01/22	5	5,251

40	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
6.50%, 02/01/42	$560	$622,083
5.30%, 04/15/47	36	35,527
6.25%, 04/15/49	320	358,427
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,020	1,075,255
Enterprise Products Operating LLC:
5.70%, 02/15/42	435	511,772
4.45%, 02/15/43	854	857,588
4.25%, 02/15/48	155	151,066
4.80%, 02/01/49	220	234,019
Hess Corp., 5.80%, 04/01/47	534	555,798
Kerr-McGee Corp., 7.88%, 09/15/31	450	570,526
Kinder Morgan Energy Partners LP:
6.50%, 04/01/20	1,515	1,568,242
7.30%, 08/15/33	800	992,553
5.00%, 03/01/43	490	490,600
5.50%, 03/01/44	525	562,477
Kinder Morgan, Inc., 6.50%, 09/15/20	925	971,449
Marathon Oil Corp.:
2.80%, 11/01/22	1,200	1,185,026
4.40%, 07/15/27	735	756,217
Marathon Petroleum Corp., 4.75%, 09/15/44	381	379,304
MPLX LP:
4.88%, 06/01/25	1,260	1,341,166
4.70%, 04/15/48	595	568,412
5.50%, 02/15/49	225	239,998
Newfield Exploration Co., 5.75%, 01/30/22	875	933,721
Pioneer Natural Resources Co., 3.45%, 01/15/21	255	257,345
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19	900	896,832
4.90%, 02/15/45	300	286,413
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	750	779,004
5.75%, 05/15/24	425	468,363
Schlumberger Norge AS, 4.20%, 01/15/21 (c)	975	995,063
Shell International Finance BV, 3.50%, 11/13/23	1,585	1,638,544
Spectra Energy Partners LP, 3.38%, 10/15/26	880	865,477
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45	800	782,537
Texas Eastern Transmission LP, 2.80%, 10/15/22 (c)	750	739,029
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28	265	270,411
Western Midstream Operating LP, 5.38%, 06/01/21	1,025	1,062,498
Williams Cos., Inc.:
4.50%, 11/15/23	1,300	1,364,513
4.30%, 03/04/24	1,000	1,039,616

		37,692,782

Pharmaceuticals — 3.0%
Allergan Funding SCS:
3.45%, 03/15/22	2,835	2,860,529
3.80%, 03/15/25	650	658,473
Bayer U.S. Finance II LLC, 3.88%, 12/15/23 (c)	825	831,246
Eli Lilly & Co.:
3.95%, 03/15/49	195	199,553
4.15%, 03/15/59	145	149,161
Johnson & Johnson:
2.45%, 03/01/26	510	498,536
3.55%, 03/01/36	560	562,514
Merck & Co., Inc., 2.35%, 02/10/22	310	309,487
Mylan NV, 2.50%, 06/07/19	150	149,887
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21	1,310	1,293,834

Security	Par (000)	Value

Pharmaceuticals (continued)
2.88%, 09/23/23	$1,445	$1,426,051
Takeda Pharmaceutical Co. Ltd.:
3.80%, 11/26/20 (c)	260	263,771
5.00%, 11/26/28 (c)	425	460,724
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	514	502,797
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21	415	395,078
Wyeth LLC, 5.95%, 04/01/37	425	540,739

		11,102,380

Road & Rail — 1.9%
Burlington Northern Santa Fe LLC:
5.75%, 05/01/40	500	620,299
4.15%, 12/15/48	385	405,092
CSX Corp.:
3.25%, 06/01/27	195	192,482
3.80%, 03/01/28	480	492,368
4.25%, 03/15/29	135	143,339
4.30%, 03/01/48	105	106,781
Kansas City Southern, 2.35%, 05/15/20	370	367,425
Norfolk Southern Corp.:
3.80%, 08/01/28	875	903,054
3.94%, 11/01/47	210	204,003
4.15%, 02/28/48	140	141,901
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 02/01/22 (c)	1,000	1,003,900
Ryder System, Inc., 2.88%, 09/01/20	1,000	1,000,965
Union Pacific Corp.:
4.05%, 03/01/46	355	350,645
4.50%, 09/10/48	680	721,731
4.80%, 09/10/58	350	382,084

		7,036,069

Semiconductors & Semiconductor Equipment — 1.5%
Analog Devices, Inc., 2.50%, 12/05/21	340	336,867
Applied Materials, Inc., 3.30%, 04/01/27	705	711,987
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.00%, 01/15/22	10	9,952
3.88%, 01/15/27	645	616,184
KLA-Tencor Corp.:
4.65%, 11/01/24	40	42,728
4.10%, 03/15/29	310	315,501
Lam Research Corp.:
3.75%, 03/15/26	90	91,630
4.00%, 03/15/29	255	260,249
NVIDIA Corp.:
2.20%, 09/16/21	490	483,372
3.20%, 09/16/26	1,185	1,180,136
NXP BV/NXP Funding LLC:
4.63%, 06/01/23 (c)	775	804,838
4.88%, 03/01/24 (c)	305	322,025
QUALCOMM, Inc., 4.30%, 05/20/47	435	415,121

		5,590,590

Software — 2.3%
Microsoft Corp.:
2.88%, 02/06/24	990	1,000,901
2.40%, 08/08/26	1,235	1,197,322
4.10%, 02/06/37	530	576,450
3.75%, 02/12/45	466	477,887
4.45%, 11/03/45	517	586,033
3.70%, 08/08/46	370	377,554
Oracle Corp.:
2.40%, 09/15/23	2,050	2,019,536

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
2.65%, 07/15/26	$2,125	$2,055,639
4.00%, 11/15/47	295	296,748

		8,588,070

Specialty Retail — 0.4%
Home Depot, Inc.:
4.40%, 03/15/45	215	231,679
4.25%, 04/01/46	335	354,415
4.50%, 12/06/48	335	370,860
Lowe’s Cos., Inc., 3.70%, 04/15/46	425	376,225

		1,333,179

Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.:
2.85%, 02/23/23	1,010	1,019,237
3.25%, 02/23/26	855	871,212
2.45%, 08/04/26	1,050	1,014,414
2.90%, 09/12/27	375	369,681
4.38%, 05/13/45	960	1,045,020
3.85%, 08/04/46	730	738,216
Dell International LLC/EMC Corp.:
4.42%, 06/15/21 (c)	45	46,168
8.35%, 07/15/46 (c)	405	488,821
Hewlett Packard Enterprise Co., 3.50%, 10/05/21	125	126,642

		5,719,411

Tobacco — 1.8%
Altria Group, Inc.:
3.80%, 02/14/24	270	274,803
2.63%, 09/16/26	210	193,827
4.80%, 02/14/29	1,835	1,891,710
4.50%, 05/02/43	75	67,420
5.95%, 02/14/49	285	305,821
BAT Capital Corp., 3.22%, 08/15/24	1,235	1,207,534
BAT International Finance PLC, 2.75%, 06/15/20 (c)	1,000	996,160
Reynolds American, Inc.:
4.00%, 06/12/22	730	745,574
4.85%, 09/15/23	220	232,064
5.70%, 08/15/35	550	570,623
7.00%, 08/04/41	350	389,885

		6,875,421

Trading Companies & Distributors — 0.7%
Air Lease Corp.:
2.50%, 03/01/21	905	897,867
3.38%, 06/01/21	540	542,516
Intercontinental Exchange, Inc., 4.25%, 09/21/48	320	335,322
International Lease Finance Corp., 5.88%, 04/01/19	885	885,000

		2,660,705

Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, 5.00%, 03/30/20	468	476,424
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23 (c)	213	212,436
Vodafone Group PLC:
3.75%, 01/16/24	850	857,134
4.38%, 02/19/43	227	203,374

		1,749,368

Total Corporate Bonds — 86.7% (Cost: $316,947,111)		323,487,888

Security	Par (000)	Value

Foreign Agency Obligations — 1.4%

Mexico — 1.4%
Petroleos Mexicanos:
5.50%, 01/21/21	$1,300	$1,318,850
6.38%, 02/04/21	633	653,256
5.38%, 03/13/22	155	158,218
4.63%, 09/21/23	825	812,633
5.35%, 02/12/28	1,885	1,749,280
6.38%, 01/23/45	475	419,568
6.35%, 02/12/48	126	111,088

		5,222,893

Total Foreign Agency Obligations — 1.4% (Cost: $5,245,788)		5,222,893

Foreign Government Obligations — 2.0%

Colombia — 0.6%
Republic of Colombia:
4.50%, 03/15/29	1,050	1,110,375
5.63%, 02/26/44	413	465,245
5.00%, 06/15/45	510	534,990

		2,110,610

Indonesia — 0.4%
Republic of Indonesia:
4.13%, 01/15/25 (c)	350	358,517
3.50%, 01/11/28	975	947,202

		1,305,719

Mexico — 0.6%
United Mexican States:
4.15%, 03/28/27	943	958,088
4.75%, 03/08/44	753	740,764
4.60%, 02/10/48	600	580,500

		2,279,352

Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50	290	373,085

Poland — 0.1%
Republic of Poland, 3.25%, 04/06/26	440	447,115

Uruguay — 0.2%
Republic of Uruguay:
4.38%, 10/27/27	315	331,853
5.10%, 06/18/50	375	400,313

		732,166

Total Foreign Government Obligations — 2.0% (Cost: $6,974,525)		7,248,047

42	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Taxable Municipal Bonds — 2.4%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40	$1,000	$1,333,500
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45	1,075	1,568,038
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39	1,125	1,681,763
Port Authority of New York & New Jersey RB,
4.46%, 10/01/62	1,300	1,456,429
State of California GO:
7.30%, 10/01/39	510	737,985
7.63%, 03/01/40	1,125	1,704,015
University of California RB, 3.35%, 07/01/29	550	565,290

Total Taxable Municipal Bonds — 2.4% (Cost: $7,412,150)		9,047,020

U.S. Treasury Obligations — 2.0%
U.S. Treasury Bonds, 3.00%, 02/15/49	7,145	7,402,890

Total Long-Term Investments — 98.3% (Cost: $357,996,405)		366,705,849

Security	Shares	Value

Short-Term Securities — 1.1%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.27% (f)	3,914,586	$3,914,586

Total Short-Term Securities — 1.1% (Cost: $3,914,586)		3,914,586

Options Purchased — 0.0% (Cost: $173,230)		32,770

Total Investments — 99.4% (Cost: $362,084,221)		370,653,205

Other Assets Less Liabilities — 0.6%		2,275,052

Net Assets — 100.0%		$372,928,257

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Perpetual security with no stated maturity date.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.
(f)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	9	06/19/19	$1,347	$9,228
U.S. Treasury Notes (10 Year)	5	06/19/19	621	(43)
U.S. Ultra Treasury Bonds	28	06/19/19	4,704	47,865
U.S. Treasury Notes (2 Year)	84	06/28/19	17,900	58,009
U.S. Treasury Notes (5 Year)	31	06/28/19	3,591	10,273

				125,332

Short Contracts
U.S. Ultra Treasury Notes (10 Year)	11	06/19/19	1,461	(26,798)

				$98,534

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund					Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate		Value
Put
30-Year Interest Rate Swap, 09/10/50	3.50%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	JPMorgan Chase Bank N.A.	09/08/20	3.50%	$4,760	$32,770

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	$8,075	$(160,196)	$(136,386)	$(23,810)

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
American Tower Corp.	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/21	BBB-	$1,875	$1,055	$(34,210)	$35,265
Boeing Co.	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	A	$523	12,667	14,772	(2,105)

							$13,722	$(19,438)	$33,160

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$136,386	$—	$23,810
OTC Swaps	14,772	34,210	35,265	2,105

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$125,375	$—	$125,375
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	32,770	—	32,770
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	50,037	—	—	—	—	50,037

		$—	$50,037	$—	$—	$158,145	$—	$208,182

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$26,841	$—	$26,841
Swaps — OTC	Unrealized depreciation on OTC swaps; Swaps premiums received	—	36,315	—	—	—	—	36,315
Swaps — centrally cleared	Net unrealized depreciation(a)	—	23,810	—	—	—	—	23,810

		$—	$60,125	$—	$—	$26,841	$—	$86,966

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

44	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio

For the year ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$1,113,744	$—	$1,113,744
Options purchased(a)	—	—	—	—	(77,442)	—	(77,442)
Swaps	—	(24,821)	—	—	(291,357)	—	(316,178)

	$—	$(24,821)	$—	$—	$744,945	$—	$720,124

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(703,859)	$—	$(703,859)
Options purchased(a)	—	—	—	—	(101,995)	—	(101,995)
Swaps	—	(36,731)	—	—	58,993	—	22,262

	$—	$(36,731)	$—	$—	$(746,861)	$—	$(783,592)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,068,118
Average notional value of contracts — short	4,157,721
Options:
Average notional value of swaption contracts purchased	5,725,000
Credit default swaps:
Average notional value — buy protection	3,887,500
Average notional value — sell protection	2,624,500
Interest rate swaps:
Average notional value — pays fixed rate	887,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$7,686	$32,230
Options(a)	32,770	—
Swaps — Centrally cleared	—	10,510
Swaps — OTC(b)	50,037	36,315

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$90,493	$79,055
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,686)	(42,740)

Total derivative assets and liabilities subject to an MNA	$82,807	$36,315

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas S.A.	$14,772	$(2,105)	$—	$—	$12,667
JPMorgan Chase Bank N.A.	32,770	—	—	(32,770)	—
Morgan Stanley & Co., International PLC	35,265	(34,210)	—	—	1,055

	$82,807	$(36,315)	$—	$(32,770)	$13,722

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2019	BATS: Series C Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas S.A.	$2,105	$(2,105)	$—	$—	$—
Morgan Stanley & Co., International PLC	34,210	(34,210)	—	—	—

	$36,315	$(36,315)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$366,705,849	$—	$366,705,849
Short-Term Securities	3,914,586	—	—	3,914,586
Options Purchased:
Interest rate contracts	—	32,770	—	32,770

	$3,914,586	$366,738,619	$—	$370,653,205

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$35,265	$—	$35,265
Interest rate contracts	125,375	—	—	125,375
Liabilities:
Credit contracts	—	(25,915)	—	(25,915)
Interest rate contracts	(26,841)	—	—	(26,841)

	$98,534	$9,350	$—	$107,884

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

46	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 89.6%

Alabama — 1.2%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home for the Aging Project, Series 2015-1, RB, 5.50%, 06/01/30	$500	$555,495
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Warrants, Series D, 6.50%, 10/01/53	1,000	1,183,070
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35	1,000	1,144,720

		2,883,285

Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A:
4.63%, 06/01/23	85	85,020
5.00%, 06/01/46	730	708,713

		793,733

Arizona — 2.2%
Arizona IDA:
RB, Academies Math & Science Project, Series B, 5.13%, 07/01/47 (a)	195	195,831
RB, Great Lakes Senior Living Communities LLC Project, First Tier, Series A, 4.50%, 01/01/49	750	760,230
RB, Great Lakes Senior Living Communities LLC Project, Second Tier, Series B, 5.13%, 01/01/54	280	293,020
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/26 (a)	300	326,166
Refunding RB, Basis Schools Projects, Series A, 5.13%, 07/01/37 (a)	605	638,457
Refunding RB, Odyssey Prepatory Academy Project, 5.50%, 07/01/52 (a)	485	486,872
City of Phoenix IDA:
RB, Legacy Traditional Schools Project, 5.00%, 07/01/46 (a)	570	587,773
Refunding RB, Basis Schools Projects, 5.00%, 07/01/45 (a)	140	144,690
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/35 (a)	45	47,108
Refunding RB, Basis Schools Projects, Series A, 5.00%, 07/01/46 (a)	50	51,647
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/35 (a)	300	310,548
Refunding RB, Legacy Traditional Schools Project, 5.00%, 07/01/45 (a)	100	102,634
La Paz County IDA, RB, Imagine Schools West Middle Project, 5.88%, 06/15/48 (a)	285	288,668
Maricopa County IDA, Refunding RB, HonorHealth Project, Series A, 4.13%, 09/01/38	230	246,247
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	500	625,060

		5,104,951

Arkansas — 0.2%
Pulaski County Public Facilities Board, RB:
5.00%, 12/01/39	230	254,019
5.00%, 12/01/42	250	274,875

		528,894

California — 8.4%
California County Tobacco Securitization Agency:

Security	Par (000)	Value

California (continued)
RB, Asset-Backed, 5.45%, 06/01/28	$500	$507,550
RB, Asset-Backed, 5.60%, 06/01/36	425	425,259
RB, Asset-Backed, 5.70%, 06/01/46	760	760,281
Refunding RB, Asset-Backed, Merced County Project, Series A, 5.00%, 06/01/26	20	20,050
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.00%, 06/01/26	275	275,693
Refunding RB, Asset-Backed, Sonoma County Corp. Project, 5.25%, 06/01/45	330	330,828
Refunding RB, Turbo, Golden Gate Tobacco Project, Series A, 5.00%, 06/01/36	300	300,000
California Educational Facilities Authority, RB, Stanford University Project, Series V-1,
5.00%, 05/01/49	1,175	1,636,011
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Art Project, 4.00%, 11/01/45	750	770,933
California Municipal Finance Authority:
RB, Sycamore Academy Project, 5.63%, 07/01/44 (a)	150	153,642
Refunding RB, Community Medical Centers Project, Series A, 5.00%, 02/01/46	650	719,011
Refunding RB, Emerson College Project, Series B, 5.00%, 01/01/37	630	721,709
California School Finance Authority, RB:
Alliance College-Ready Public Schools Project, 5.00%, 07/01/51 (a)	300	323,970
Alta Public Schools Project, Series A, 6.75%, 11/01/45 (a)	250	264,460
California Statewide Communities Development Authority:
RB, Loma Linda University Medical Center Project, Series A, 5.25%, 12/01/56 (a)	100	109,340
Refunding RB, (AGM), 5.00%, 11/15/49	500	559,880
Refunding RB, 899 Charleston Project, Series A, 5.25%, 11/01/44 (a)	250	267,678
California Statewide Financing Authority, RB, Asset-Backed:
Series A, 6.00%, 05/01/43	85	85,465
Series B, 5.63%, 05/01/29	80	80,545
Series B, 6.00%, 05/01/43	315	316,723
City of Irvine, Community Facilities District No. 2013-3, (Great Park) Improvement Area No. 1, Special Tax Bonds, 5.00%, 09/01/44	250	269,613
City of Los Angeles Department of Airports:
RB, AMT, Series C, 5.00%, 05/15/44	1,000	1,156,880
Refunding RB, AMT, Series A, 5.00%, 05/15/39	2,000	2,382,480
City of Roseville, CDF No. 1, Special Tax Bonds, 5.00%, 09/01/44	500	535,410
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	955	950,215
Oakland Unified School District, GO, Series A, 5.00%, 08/01/40	350	392,098
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	500	583,035
San Francisco City & County Redevelopment Agency, Tax Allocation Bonds, Mission Bay’s Redevelopment Project, Sub-Series D, 0.00%, 08/01/31 (a)(b)	580	322,120
Santa Clara Unified School District, GO, 3.25%, 07/01/44	2,500	2,453,925

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California, GO, 4.00%, 04/01/49	$145	$155,544
Tobacco Securitization Authority of Southern California, Refunding RB, Senior, Series A-1:
5.00%, 06/01/37	1,260	1,260,139
5.13%, 06/01/46	585	585,064

		19,675,551

Colorado — 3.6%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47	1,000	1,008,070
Arista Metropolitan District, GO, Refunding, Improvement, County Unlimited and Special Project, Series A, 5.00%, 12/01/38	500	514,065
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47 (a)	155	159,410
Colorado Educational & Cultural Facilities Authority, Refunding RB, Charter School-University Project, 5.00%, 12/15/45	500	524,615
Colorado Health Facilities Authority:
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/40	815	878,065
RB, Catholic Health Initiatives Project, Series A, 5.25%, 01/01/45	610	655,012
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 07/01/39	400	403,260
Refunding RB, Catholic Health Initiatives Project, Series A, 5.00%, 02/01/41	200	207,108
Refunding RB, Catholic Health Initiatives Project, Series B-1, 5.00%, 07/01/38	215	230,084
Refunding RB, Catholic Health Initiatives Project, Series B-1, 4.00%, 07/01/39	640	652,902
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	500	523,970
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	950	1,036,450
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	502,130
Serenity Ridge Metropolitan District No. 2, GO, Refunding, Series A, 5.13%, 12/01/37	550	567,721
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48	500	500,945

		8,363,807

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, Sub-Series B-1, 4.00%, 05/15/45	335	346,239
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45 (a)	215	222,458
Mohegan Tribe of Indians of Connecticut:
RB, Series A, 6.75%, 02/01/45 (a)	98	104,958
Refunding RB, Priority District Project, Series C, 6.25%, 02/01/30 (a)	330	364,429

		1,038,084

Delaware — 0.2%
Delaware EDA, RB, Exempt Facility Indian River Power Project, 5.38%, 10/01/45	505	524,392

Florida — 4.1%
Babcock Ranch Community Independent Special District, Special Assessment RB, 4.25%, 11/01/21	325	329,384
Brevard County Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	500	546,950

Security	Par (000)	Value

Florida (continued)
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31	$485	$489,244
Capital Trust Agency, Inc., RB, University Bridge LLC Student Housing Project, Series A, 5.25%, 12/01/58 (a)	240	235,625
Celebration Pointe Community Development District, Special Assessment RB:
5.13%, 05/01/45	250	253,615
Alachua County Project, 4.00%, 05/01/22 (a)	100	101,324
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,000	1,081,470
Florida Development Finance Corp., RB:
AMT, Waste Pro USA, Inc. Project, 5.00%, 08/01/29 (a)(c)	470	488,358
Renaissance Charter School Project, Series A, 6.13%, 06/15/44	45	47,713
Florida Higher Educational Facilities Financial Authority, RB, Jacksonville University Project, Series A-1, 5.00%, 06/01/48 (a)	355	377,511
Greater Orlando Aviation Authority, Refunding RB, AMT, Special Purpose JetBlue Airway Project, 5.00%, 11/15/36	250	262,393
Hillsborough County Aviation Authority, Refunding RB, AMT, Tampa International Project, Series A, 5.00%, 10/01/44	350	387,055
Lakewood Ranch Stewardship District, Special Assessment RB:
Lakewood Centre & NW Sector Projects, 4.95%, 05/01/29 (a)	135	139,482
Lakewood Centre & NW Sector Projects, 5.50%, 05/01/39 (a)	135	142,051
Lakewood Centre & NW Sector Projects, 5.65%, 05/01/48 (a)	210	220,937
Lakewood Centre North Project, 4.88%, 05/01/35	250	254,930
Northeast Sector Project - Phase 1B, 4.75%, 05/01/29 (a)	180	186,530
Northeast Sector Project - Phase 1B, 5.30%, 05/01/39 (a)	205	213,440
Northeast Sector Project - Phase 1B, 5.45%, 05/01/48 (a)	365	383,918
Village of Lakewood Ranch Project, Series 2016,5.13%, 05/01/46	100	102,378
Miami Health Facilities Authority, Refunding RB, Miami Jewish Health Systems Obligation Project:
5.13%, 07/01/38	500	548,305
5.13%, 07/01/46	390	423,485
Orange County Health Facilities Authority:
RB, Presbyterian Retirement Community Project, 5.00%, 08/01/35	250	273,560
Refunding RB, Presbyterian Retirement Community Project, 5.00%, 08/01/41	695	753,262
Trout Creek Community Development District, Special Assessment RB:
4.50%, 05/01/23	250	252,527
5.00%, 05/01/28	240	246,830
5.63%, 05/01/45	250	259,155
West Villages Improvement District, Unit Development No. 7, Master Infrastructure, Special Assessment RB:
4.25%, 05/01/29 (a)(d)	100	99,996

48	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
4.75%, 05/01/39 (a)(d)	$190	$188,782
5.00%, 05/01/50 (a)(d)	290	289,991

		9,580,201

Georgia — 1.0%
Fulton County Development Authority, RB, Georgia Institute of Technology Project, 4.00%, 06/15/49 (d)	800	855,784
Gainesville & Hall County Hospital Authority, Refunding RB, North East Georgia Health Systems, Inc. Project, 5.50%, 08/15/54	250	289,023
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,155,770

		2,300,577

Idaho — 0.2%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group Project, Series D, 4.00%, 12/01/43	540	574,544

Illinois — 6.7%
City of Chicago Board of Education, GO:
Refunding, Series B, 4.00%, 12/01/35	230	220,517
Refunding, Series C, 5.00%, 12/01/25	225	243,090
Refunding, Series C, 5.00%, 12/01/34	625	671,563
Refunding, Series D, 5.00%, 12/01/25	290	313,316
Refunding, Series F, 5.00%, 12/01/22	215	227,827
Series A, 5.00%, 12/01/41	200	203,988
Series A, 5.00%, 12/01/42	570	584,849
Series D, 5.00%, 12/01/46	675	698,251
Series H, 5.00%, 12/01/46	625	655,256
City of Chicago, GO:
Refunding, Series A, 6.00%, 01/01/38	275	313,720
Series A, 5.00%, 01/01/44	195	206,780
Series A, 5.50%, 01/01/49	70	77,236
City of Chicago, O’Hare International Airport Revenue:
Refunding RB, Senior Lien, Series D, 5.00%, 01/01/39	260	284,970
Refunding RB, Series D, 5.00%, 01/01/46	1,000	1,112,270
City of Chicago, Wastewater Transmission Revenue, Refunding RB, Second Lien, Series C, 5.00%, 01/01/39	500	541,405
Cook County Community College District No. 508, GO, 5.25%, 12/01/30	920	969,238
Illinois Finance Authority, Refunding RB:
Chicago LLC University of Illinois at Chicago Project, 5.00%, 02/15/47	900	981,486
Presence Health Network Project, Series C, 5.00%, 02/15/41	650	739,551
Senior, Rogers Park Montessori School Project, 6.13%, 02/01/45	150	157,608
Metropolitan Pier & Exposition Authority:
RB, McCormick Place Expansion Project, Series 2015A, 5.50%, 06/15/53	390	421,691
Refunding RB, McCormick Place Expansion Project, Series B, 5.00%, 06/15/52	80	81,870
Refunding RB, McCormick Project, Series B-2, 5.00%, 06/15/50	600	606,360
Refunding RB, McCormick Project, Series B-2, 5.20%, 06/15/50	405	410,233
State of Illinois, GO:
5.00%, 01/01/28	1,005	1,093,329
5.00%, 04/01/31	1,000	1,051,880
5.50%, 07/01/33	365	389,090
5.00%, 03/01/37	300	306,618
5.00%, 02/01/39	1,000	1,034,870

Security	Par (000)	Value

Illinois (continued)
5.00%, 05/01/39	$275	$284,919
Refunding, Series B, 5.00%, 10/01/27	400	443,460
Series A, 5.00%, 01/01/33	310	317,831

		15,645,072

Indiana — 1.4%
City of Vincennes, Refunding RB, Southwest Industrial Regional Youth Village Factory Project, 6.25%, 01/01/29 (a)	435	444,318
County of Allen RB, StoryPoint Fort Wayne Project:
6.63%, 01/15/34 (a)	100	107,037
6.75%, 01/15/43 (a)	395	420,233
6.88%, 01/15/52 (a)	380	405,015
Indiana Finance Authority:
RB, AMT, Green Bonds, Resource Polyflow Indiana Project, 7.00%, 03/01/39 (a)	220	229,937
RB, AMT, Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 01/01/51	1,000	1,073,300
Refunding RB, Marquette Project, 4.75%, 03/01/32	270	275,449
Town of Chesterton RB, StoryPoint Chesterton Project, Series A, 6.38%, 01/15/51 (a)	265	274,744

		3,230,033

Iowa — 1.9%
Iowa Finance Authority:
RB, Lifespace Communities Project, Series A, 5.00%, 05/15/48	940	998,271
Refunding RB, Iowa Fertilizer Co. Project, 3.13%, 12/01/22	795	799,865
Refunding RB, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	310	334,112
Refunding RB, Iowa Fertilizer Co. Project, Series A, 5.25%, 12/01/50 (c)	400	421,792
Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50 (c)	750	803,550
Refunding RB, Unitypoint Health Project, Series E, 4.00%, 08/15/46	570	585,196
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.50%, 06/01/42	485	485,034

		4,427,820

Kentucky — 0.2%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Health Project, Series A, 5.25%, 06/01/41	500	555,395

Louisiana — 0.2%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Projects, Series C, 7.00%, 09/15/44 (a)	475	484,073

Maryland — 1.0%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, Villages at 2 Rivers Project, 5.25%, 07/01/44	250	253,650
City of Baltimore, Refunding RB, Baltimore Research Park Project, Series A, 4.00%, 09/01/27	100	103,879
County of Frederick, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43 (a)	150	151,038
Maryland Community Development Administration, Refunding RB, Series A, 4.10%, 09/01/38	580	612,184

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp:
RB, AMT, Green Bonds, Purple Line Light Rail Project, 5.00%, 03/31/51	$620	$670,226
Refunding RB, University of Maryland Project, 5.00%, 07/01/39	100	107,244
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Meritus Medical Center Project, 5.00%, 07/01/40	500	548,985

		2,447,206

Massachusetts — 3.2%
Massachusetts Development Finance Agency:
RB, Baystate Medical Center Project, Series N, 5.00%, 07/01/44	500	546,965
RB, Emerson College Project, 5.00%, 01/01/43	500	561,055
RB, Emerson College Project, 5.00%, 01/01/48	1,000	1,117,820
RB, Emerson College Project, Series A, 5.00%, 01/01/47	500	553,550
RB, Green Bonds, Boston Medical Center Project, 5.00%, 07/01/44	180	195,986
RB, University of Massachusetts Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,080,340
RB, University of Massachusetts Darthmouth Student Housing Project, 5.00%, 10/01/54	710	770,322
Refunding RB, Emmanuel College Project, Series A, 5.00%, 10/01/35	750	841,830
Refunding RB, Series A, 4.00%, 07/01/44	1,250	1,273,338
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A, 4.45%, 12/01/42	640	662,854

		7,604,060

Michigan — 1.9%
City of Detroit, GO:
5.00%, 04/01/34	90	97,046
5.00%, 04/01/35	90	96,747
5.00%, 04/01/36	65	69,631
5.00%, 04/01/37	100	106,630
5.00%, 04/01/38	45	47,911
Michigan Finance Authority, Refunding RB, AMT, Senior Lien, Detroit Water & Sewerage Department Project, 5.00%, 07/01/44	250	267,200
Michigan Housing Development Authority, RB, Series A, 3.65%, 12/01/39	1,820	1,859,057
Michigan Tobacco Settlement Finance Authority, RB, Turbo, Series A, 6.88%, 06/01/42	500	500,140
Wayne County Airport Authority:
RB, AMT, Detroit Metropolitan Wayne County Airport Project, 5.00%, 12/01/39	250	278,590
RB, Detroit Metropolitan Wayne County Airport Project, Series B, 5.00%, 12/01/44	500	559,680
RB, Series D, 5.00%, 12/01/40	500	569,335

		4,451,967

Minnesota — 1.5%
City of Brooklyn Park, RB, Athlos Leadership Academy Project, 5.25%, 07/01/30	350	363,167
City of Deephaven, Refunding RB, Eagle Ridge Academy Project, Series 2015A, 5.25%, 07/01/37	605	646,055
Duluth EDA, Refunding RB, Essentia Health Obligated Group Project, Series A:

Security	Par (000)	Value

Minnesota (continued)
4.25%, 02/15/48	$1,265	$1,326,846
5.25%, 02/15/58	425	481,440
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB:
Great River School Project, Series A, 5.50%, 07/01/38 (a)	240	252,984
Hmong College Prep Academy Project, Series E, 5.50%, 09/01/36	310	335,435

		3,405,927

Missouri — 1.0%
City of St. Louis IDA, Refunding RB, Ballpark Village Development Project, Series A:
4.38%, 11/15/35	215	221,381
4.75%, 11/15/47	240	247,730
Kansas City IDA, Refunding RB, Kansas City United Methodist Church Project, 5.75%, 11/15/36 (a)	220	191,981
Kansas City Land Clearance Redevelopment Authority, Tax Allocation Bonds, Convention Center Hotel Project, Series B:
4.38%, 02/01/31 (a)	170	174,187
5.00%, 02/01/40 (a)	260	271,211
Plaza at Noah’s Ark Community Improvement District, Refunding Tax Allocation Bonds, 5.00%, 05/01/35	400	401,756
Saint Louis County IDA, Refunding RB, Friendship Village St. Louis Project, 5.00%, 09/01/37	695	744,213

		2,252,459

Montana — 1.5%
City of Missoula, Water System Revenue, RB, Series A, 4.00%, 07/01/44	3,400	3,633,308

Nebraska — 0.2%
Douglas County Hospital Authority No. 3, Refunding RB, Health Facilities NE Methodist Hospital Project, 5.00%, 11/01/45	500	545,355

Nevada — 2.2%
City of Reno, Refunding RB, (AGM), Series A-1, 4.00%, 06/01/46	5,000	5,192,000

New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB:
AMT, Resource Recovery Covanta Project, Series C, 4.88%, 11/01/42 (a)	130	132,562
Resource Recovery Covanta Project, Series B, 4.63%, 11/01/42 (a)	320	323,856

		456,418

New Jersey — 7.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	250	269,238
5.25%, 11/01/44	560	602,218
Essex County Improvement Authority, RB, AMT, 5.25%, 07/01/45 (a)	250	251,718
New Jersey EDA:
RB, AMT, Continental Airlines, Inc. Project, 4.88%, 09/15/19	205	207,239
RB, AMT, Kapkowski Road Landfill Project, Series 1998 B-MB, 6.50%, 04/01/31	100	114,336
RB, AMT, Private Activity - The Goethals Project, 5.38%, 01/01/43	500	551,920
RB, Provident Group-Kean Properties Project, 5.00%, 07/01/32	200	219,340

50	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
RB, Series WW, 5.25%, 06/15/40	$1,000	$1,083,290
Refunding RB, 5.00%, 06/15/23	200	217,140
Refunding RB, (AGM), Provident Group-Montclair Project, 5.00%, 06/01/37	200	228,180
Refunding RB, Charter, Greater Brunswick Project, Series A, 6.00%, 08/01/49 (a)	250	254,763
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group Project, Series A, 4.00%, 07/01/47	540	565,029
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health Obligated Project, 4.25%, 07/01/44	395	410,824
Barnabas Health Obligated Project, 5.00%, 07/01/44	220	246,440
New Jersey Transportation Trust Fund Authority, RB, Transportation Program:
Series AA, 5.00%, 06/15/38	325	339,034
Series AA, 5.25%, 06/15/41	205	222,366
Series AA, 5.25%, 06/15/43	1,615	1,800,386
Series AA, 5.00%, 06/15/44	30	31,788
Series AA, 5.00%, 06/15/44	30	31,411
Series AA, 5.00%, 06/15/46	450	478,643
Series B, 5.00%, 06/15/42	280	289,643
New Jersey Turnpike Authority, RB, Series A:
5.00%, 01/01/43	370	401,372
4.00%, 01/01/48	2,000	2,122,860
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	375	425,362
Series A, 5.00%, 06/01/46	1,100	1,195,964
Sub-Series B, 5.00%, 06/01/46	4,335	4,572,688

		17,133,192

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 07/01/42	325	349,229

New York — 7.6%
Build NYC Resource Corp., Refunding RB, AMT, Pratt Paper, Inc. Project, 5.00%, 01/01/35 (a)	285	307,236
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	1,000	1,010,810
County of Cattaraugus, RB, St. Bonaventure University Project, 5.00%, 05/01/44	195	212,035
Dutchess County Industrial Development Agency, Refunding RB, Bard College Civic Facility Project, Series A-1, 5.00%, 08/01/46	530	530,005
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset Backed, Series A, 5.00%, 06/01/45	495	494,985
Hempstead Town Local Development Corp., RB, Molloy College Project, 5.00%, 07/01/44	500	536,665
MTA Hudson Rail Yards Trust Obligations, RB, Series A, 5.00%, 11/15/56	955	1,039,823
New York Counties Tobacco Trust IV, Refunding RB:
Series A, 5.00%, 06/01/42	915	909,968
Series A, 5.00%, 06/01/45	225	222,716
Turbo, Series A, 6.25%, 06/01/41 (a)	550	565,290
New York Counties Tobacco Trust VI, Refunding RB:
5.00%, 06/01/45	835	879,606

Security	Par (000)	Value

New York (continued)
5.00%, 06/01/51	$420	$430,130
New York Liberty Development Corp.:
Refunding RB, Class 1-3 World Trade Center Project, 5.00%, 11/15/44 (a)	1,000	1,065,900
Refunding RB, Class 2-3 World Trade Center Project, 5.38%, 11/15/40 (a)	150	162,162
Refunding RB, Class 3-3 World Trade Center Project, 7.25%, 11/15/44 (a)	100	118,080
New York State Dormitory Authority, Refunding RB, Orange Regional Medical Center Project, 5.00%, 12/01/35 (a)	215	244,234
New York State Housing Finance Agency, RB, Affordable Housing Project:
Series D, 3.25%, 11/01/34	1,000	1,017,980
Series E, 3.25%, 11/01/34	1,100	1,119,778
New York State Urban Development Corp., RB, State Personal Income Tax General Purpose Project, Series A, 4.00%, 03/15/47	1,000	1,075,180
New York Transportation Development Corp.:
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 07/01/34	500	550,290
RB, AMT, Laguardia Airport Term B Redevelopment Project, Series A, 5.00%, 07/01/41	1,470	1,596,905
Tompkins County Development Corp., Refunding RB, Kendal at Ithaca, Inc. Project, 5.00%, 07/01/44	385	411,326
TSASC, Inc., Refunding RB, Turbo, Sub-Series B, 5.00%, 06/01/48	270	270,270
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	335	363,172
Westchester County Local Development Corp., Refunding RB, Kendal on the Hudson Project, 5.00%, 01/01/34	1,080	1,141,625
Westchester Tobacco Asset Securitization, Refunding RB, Sub-Series C:
4.00%, 06/01/42	970	942,801
5.13%, 06/01/51	500	511,855

		17,730,827

North Carolina — 0.8%
North Carolina Department of Transportation, RB, AMT, Hot Lanes Project, Series 1-77, 5.00%, 06/30/54	115	123,128
North Carolina Housing Finance Agency, RB, 3.63%, 07/01/49	1,165	1,163,567
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Galloway Ridge Project, Series A, 5.25%, 01/01/41	250	258,890
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40 (a)	250	249,833

		1,795,418

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Turbo, Asset-Backed, Senior, Series A-2:
5.75%, 06/01/34	200	193,004
5.88%, 06/01/47	1,775	1,730,732
Butler County Port Authority, RB, Storypoint Fairfield Project, 6.38%, 01/15/43 (a)	435	455,436

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
County of Franklin, RB, OPRS Communities Obligation Group Project, Series 2013A, 6.13%, 07/01/40	$585	$633,894
County of Hamilton, RB, Improvement, Life Enriching Community Project, 5.00%, 01/01/46	190	198,497
Port of Greater Cincinnati Development Authority, RB, Colonial Village/Athens Garden Project, 5.00%, 12/01/40	335	255,317
State of Ohio, RB, AMT, Portsmouth Bypass Project, 5.00%, 06/30/53	370	393,610

		3,860,490

Oklahoma — 2.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	1,250	1,409,912
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	975	1,095,393
5.25%, 08/15/43	875	999,180
Tulsa Airports Improvement Trust, Refunding RB, AMT, American Airlines Project, 5.00%, 06/01/35 (c)	615	675,098
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	965	1,072,028

		5,251,611

Oregon — 0.3%
Clackamas County School District No. 12 North Clackamas, GO, Series A, 0.00%, 06/15/38 (b)	275	130,430
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront Project, 5.50%, 10/01/49	150	161,388
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A, 5.38%, 07/01/45	80	83,460
Yamhill County Hospital Authority, Refunding RB, Friendsview Retirement Community Project, Series 2016A, 5.00%, 11/15/36	300	322,431

		697,709

Pennsylvania — 4.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42 (a)	295	317,296
Lancaster County Hospital Authority, Refunding RB, St. Anne’s Retirement Community Project, 5.00%, 04/01/33	250	255,013
Montgomery County Higher Education & Health Authority, Refunding RB, Thomas Jefferson University Project, Series A, 4.00%, 09/01/49	1,255	1,296,290
Montgomery County IDA:
Refunding RB, Albert Einstein Healthcare Project, 5.25%, 01/15/45	500	544,730
Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 01/01/50	170	172,120
Moon IDA, Refunding RB, Baptist Homes Society Project, 6.00%, 07/01/45	250	265,868
Northampton County IDA, Tax Allocation Bonds, Route 33 Project, 7.00%, 07/01/32	110	123,632
Pennsylvania Economic Development Financing Authority:
RB, AMT, The Pennsylvania Rapid Bridge Replacement Project, 5.00%, 06/30/42	1,625	1,774,987

Security	Par (000)	Value

Pennsylvania (continued)
Refunding RB, AMT, National Gypson Co. Project, 5.50%, 11/01/44	$500	$525,170
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Widener University Project, 5.00%, 07/15/38	250	263,705
Pennsylvania Housing Finance Agency, RB, AMT, State Single Family Housing Project, Series 123B, 4.00%, 10/01/42	1,170	1,202,889
Pennsylvania Turnpike Commission:
RB, Series B, 5.25%, 12/01/44	1,000	1,110,610
RB, Sub-Series A, 5.50%, 12/01/42	660	773,507
Philadelphia Authority for Industrial Development, Refunding RB, First Series 2015, 5.00%, 04/01/45	500	557,410
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System Project, Series A, 5.63%, 07/01/42	130	139,256

		9,322,483

Puerto Rico — 3.4%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 05/15/39	160	161,669
5.63%, 05/15/43	375	378,986
Commonwealth of Puerto Rico:
GO, Refunding, Series A, 5.50%, 07/01/32 (e)(f)	110	71,225
GO, Refunding, Series A, 8.00%, 07/01/35 (e)(f)	270	140,062
GO, Refunding, Series A, 5.50%, 07/01/39 (e)(f)	115	60,662
GO, Series A, 6.00%, 07/01/38 (e)(f)	160	103,600
GO, Series B, 5.25%, 07/01/17 (e)(f)	30	19,275
Puerto Rico Commonwealth Aqueduct & Sewer Authority:
RB, Senior Lien, Series A, 5.75%, 07/01/37	1,070	1,067,325
RB, Senior Lien, Series A, 5.25%, 07/01/42	360	353,700
Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,505	1,506,881
Refunding RB, Senior Lien, Series A, 6.00%, 07/01/44	485	485,606
Puerto Rico Electric Power Authority:
RB, Series A, 5.00%, 07/01/29 (e)(f)	385	270,944
RB, Series A, 7.00%, 07/01/33 (e)(f)	65	47,450
RB, Series A, 5.00%, 07/01/42 (e)(f)	370	260,387
RB, Series A, 7.00%, 07/01/43 (e)(f)	65	47,450
RB, Series TT, 5.00%, 07/01/25 (e)(f)	45	31,669
RB, Series WW, 5.38%, 07/01/24 (e)(f)	65	46,069
RB, Series XX, 5.25%, 07/01/40 (e)(f)	150	106,125
Refunding RB, Series AAA, 5.25%, 07/01/28 (e)(f)	65	45,987
Refunding RB, Series ZZ, 5.00%, 07/01/28 (e)(f)	75	52,781
Puerto Rico Sales Tax Financing Corp., RB:
Series A-1, 0.00%, 07/01/24 (b)	28	23,510
Series A-1, 0.00%, 07/01/27 (b)	47	35,045
Series A-1, 0.00%, 07/01/29 (b)	46	30,501
Series A-1, 0.00%, 07/01/31 (b)	59	34,903
Series A-1, 0.00%, 07/01/33 (b)	67	35,556
Series A-1, 4.50%, 07/01/34	49	49,540
Series A-1, 4.55%, 07/01/40	25	24,600
Series A-1, 0.00%, 07/01/46 (b)	636	136,804
Series A-1, 0.00%, 07/01/51 (b)	518	81,958
Series A-1, 4.75%, 07/01/53	1,210	1,147,286
Series A-1, 5.00%, 07/01/58	863	852,687

52	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Series A-2, 4.55%, 07/01/40	$252	$222,393
Series A-2, 4.75%, 07/01/53	7	6,003
Series A-2, 5.00%, 07/01/58	101	88,376

		8,027,015

Rhode Island — 1.4%
Rhode Island Student Loan Authority, Refunding RB, AMT, Senior, Series A, 3.50%, 12/01/34	415	428,819
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	400	426,588
Series A, 5.00%, 06/01/40	600	630,120
Series B, 4.50%, 06/01/45	750	729,712
Series B, 5.00%, 06/01/50	1,040	1,059,250

		3,274,489

South Carolina — 3.6%
South Carolina Jobs EDA, Refunding RB:
Anmed Health Project, 5.00%, 02/01/36	1,045	1,157,567
Anmed Health Project, 5.00%, 02/01/38	1,000	1,100,270
Prisma Health Obligated Group Project, Series A, 5.00%, 05/01/43	730	830,251
Woodlands at Furman Project, 4.00%, 11/15/27	185	186,793
South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/55	500	553,970
South Carolina Public Service Authority:
RB, Obligations, Series A, 5.50%, 12/01/54	1,240	1,371,614
RB, Series E, 5.25%, 12/01/55	1,930	2,152,182
Refunding RB, Obligations, Series B, 4.00%, 12/01/56	200	204,632
Refunding RB, Obligations, Series C, 5.00%, 12/01/46	140	153,311
Refunding RB, Santee Cooper Project, Series B, 5.13%, 12/01/43	390	423,259
Refunding RB, Series A, 5.00%, 12/01/50	190	208,880

		8,342,729

Tennessee — 1.4%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, 5.00%, 10/01/44	250	270,918
Knox County Health Educational & Housing Facility Board, Refunding RB, Facilities Board-University Health Project, 5.00%, 04/01/36	690	762,809
Memphis-Shelby County Industrial Development Board, Refunding Tax Allocation Bonds, Senior Tax Increment, Graceland Project:
5.50%, 07/01/37	360	386,600
5.63%, 01/01/46	470	500,724
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Authority, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	220	224,734
5.25%, 10/01/58	1,095	1,256,907

		3,402,692

Texas — 5.0%
Bexar County Health Facilities Development Corp., Refunding RB, Army Retirement Residence Foundation Project, 5.00%, 07/15/26	410	457,732
Central Texas Regional Mobility Authority, RB, Senior Lien:
6.25%, 01/01/46	175	188,739
Series A, 5.00%, 01/01/45	500	552,790

Security	Par (000)	Value

Texas (continued)
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/37	$200	$219,630
5.00%, 08/15/42	250	272,465
City of Garland, Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	2,400	2,539,896
City of Houston Airport System:
RB, AMT, Series B-1, 5.00%, 07/15/35	100	109,198
Refunding RB, AMT, Series C, 5.00%, 07/15/20	140	144,284
Refunding RB, AMT, United Airlines, Inc. Project, 4.75%, 07/01/24	500	541,045
Refunding RB, AMT, United Airlines, Inc. Project, 5.00%, 07/01/29	500	552,325
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45	500	560,135
County of Hays, Special Assessment RB, La Cima Import District Project, 7.00%, 09/15/45	250	250,500
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series B, 4.75%, 11/01/42	465	477,295
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, Natgasoline Project, 4.63%, 10/01/31 (a)	285	296,067
New Hope Cultural Education Facilities Corp, Refunding RB, Jubilee Academic Center Project, Series A, 4.00%, 08/15/26 (a)	775	774,969
Newark Higher Education Finance Corp., RB:
Austin Achieve Public Schools, Inc. Project, 5.00%, 06/15/38	125	127,434
Christian Schools, Inc. Project, Series A, 5.50%, 08/15/35 (a)	300	318,312
North Texas Tollway Authority, Refunding RB: 4.25%, 01/01/49	1,675	1,777,560
Series B, 5.00%, 01/01/40	250	272,515
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	250	264,547
Texas Transportation Commission, RB, First Tier Toll Revenue, State Highway No. 249 System Project, Series A:
0.00%, 08/01/40 (b)	1,000	389,740
0.00%, 08/01/42 (b)	655	227,927
5.00%, 08/01/57	315	352,053

		11,667,158

Utah — 0.5%
Utah Charter School Finance Authority RB:
Early Light Academy Project, 5.13%, 07/15/49 (a)	545	548,564
Spectrum Academy Project, 6.00%, 04/15/45 (a)	500	508,970

		1,057,534

Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	120	124,183
5.13%, 03/01/31	230	240,877
Cherry Hill Community Development Authority, Special Assessment RB, Potomac Shores Project, 5.40%, 03/01/45 (a)	250	258,413
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51	810	896,905
Fairfax County EDA, RB, Vinson Hall LLC Project, Series A, 5.00%, 12/01/42	400	428,440

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Lexington IDA, RB, Kendal at Lexington Project, Series A, 5.00%, 01/01/48	$330	$352,529
Lower Magnolia Green Community Development Authority, Special Assessment RB:
5.00%, 03/01/35 (a)	240	244,291
5.00%, 03/01/45 (a)	100	101,220
Norfolk Redevelopment & Housing Authority, RB, Norfolk Retirement Community Harbors Edge Project, Series A:
4.00%, 01/01/29	250	255,727
5.00%, 01/01/34	190	203,750
4.38%, 01/01/39	280	277,970
5.00%, 01/01/49	365	377,786
Tobacco Settlement Financing Corp., RB, Senior, Series B1, 5.00%, 06/01/47	1,215	1,199,363
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, 5.00%, 07/01/45 (a)	250	260,735

		5,222,189

Washington — 1.5%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 09/01/42	250	255,280
King County Public Hospital District No. 4, GO, Refunding:
Improvement, Snoqualmie Valley Hospital Project, 7.00%, 12/01/40	200	206,900
Series A, 5.00%, 12/01/30	200	207,094
Port of Seattle RB, AMT, Series C, 5.00%, 04/01/40	250	275,872
Washington Housing Finance Commission, Refunding RB:
Horizon House Project, 5.00%, 01/01/43 (a)	1,100	1,203,521
Horizon House Project, 5.00%, 01/01/48 (a)	1,000	1,091,370
Skyline 1st Hill Project, 6.00%, 01/01/45 (a)	210	213,028

		3,453,065

West Virginia — 0.2%
City of Martinsburg, RB, Kings Daughters Apartments Project, Series A-1, 4.63%, 12/01/43	430	435,495

Wisconsin — 1.6%
Public Finance Authority:
RB, Alabama Proton Theray Center Project, Series A, 6.25%, 10/01/31 (a)	195	209,323
RB, Alabama Proton Theray Center Project, Series A, 7.00%, 10/01/47 (a)	195	210,454
RB, Delray Beach Radiation Therapy Project, 6.85%, 11/01/46 (a)	275	296,477
RB, Delray Beach Radiation Therapy Project, 7.00%, 11/01/46 (a)	155	168,628
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.00%, 12/01/45	340	349,279
RB, Fund for Affordable Housing, North Carolina & Missouri Portfolio, Series A, 5.15%, 12/01/50	210	216,308
RB, Limited American Prep Academy Project, 5.38%, 07/15/47 (a)	335	352,695
RB, Senior Minnesota College of Osteopathic Medicine Project, Series A-1, 5.50%, 12/01/48 (a)	270	279,177
RB, Voyager Foundation, Inc. Project, Series A, 5.13%, 10/01/45	150	154,716

Security	Par (000)	Value

Wisconsin (continued)
Refunding RB, AMT, Senior Obligation Group Project, Series B, 5.00%, 07/01/42	$750	$794,302
Refunding RB, Celanese Project, Series D, 4.05%, 11/01/30	100	102,098
Refunding RB, Wingate University Project, Series A, 5.25%, 10/01/48	435	482,711
Wisconsin Housing & EDA, RB, WHPC Madison Pool Project, Series A, 4.55%, 07/01/37	165	176,321

		3,792,489

Total Municipal Bonds — 89.6% (Cost: $202,239,374)		210,514,926

Municipal Bonds Transferred to Tender Option Bond Trusts — 6.5%(g)

Illinois — 0.8%
Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	660	742,247
Series C, 5.00%, 01/01/38	1,000	1,122,010

		1,864,257

Massachusetts — 0.5%
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series A, 4.50%, 12/01/47	1,015	1,052,679

New York — 3.3%
City of New York Housing Development Corp., RB, Series D-1-B, 4.25%, 11/01/45	1,000	1,035,972
New York City Housing Development Corp., Refunding RB, Sustainable Neighborhood Project, Series A-1, 4.15%, 11/01/38	1,550	1,634,785
New York State Dormitory Authority Personal Income Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36	3,330	3,853,043
Port Authority of New York & New Jersey Refunding, RB, 194th Series, 5.25%, 10/15/55	1,000	1,147,378

		7,671,178

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,000	1,135,350
North Carolina Housing Finance Agency Home Ownership, RB, Series 39-B, 4.00%, 01/01/48	795	819,330

		1,954,680

Washington — 0.6%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45	1,340	1,513,724

West Virginia — 0.5%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48 (h)	1,215	1,272,395

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.5% (Cost: $14,635,849)		15,328,913

Total Long-Term Investments — 96.1% (Cost: $216,875,223)		225,843,839

54	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 12.4%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 1.37% (i)	29,079,297	$29,079,297

Total Short-Term Securities — 12.4% (Cost: $29,079,297)		29,079,297

Security	Value

Total Investments — 108.5% (Cost: $245,954,520)	$254,923,136

Liabilities in Excess of Other Assets—(5.1)%	(11,898,095)

Liability for TOB Trust Certificates,

Including Interest Expense and Fees Payable—(3.5)%	(8,138,754)

Net Assets — 100.0%	$234,886,287

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	When-issued security.
(e)	Issuer filed for bankruptcy and/or is in default. (f) Non-income producing security.
(g)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires June 1, 2026, is $635,092.

(i)	Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	126	06/19/19	$18,857	$(365,377)
U.S. Treasury Notes (10 Year)	34	06/19/19	4,223	(39,530)
U.S. Treasury Notes (5 Year)	1	06/28/19	116	(400)

				$(405,307)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$405,307	$—	$405,307

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2019	BATS: Series E Portfolio

For the year ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$—	$—	$(398,803)	$—	$(398,803)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(147,446)	$—	$(147,446)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,725,752

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$225,843,839	$—	$225,843,839
Short-Term Securities	29,079,297	—	—	29,079,297

	$29,079,297	$225,843,839	$—	$254,923,136

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(405,307)	$—	$—	$(405,307)

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $8,085,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

56	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2019	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.4%
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32 (a)	$1,375	$1,366,085
Series 2017-SFR1, Class A, 2.77%, 08/17/34 (a)	867	859,665
SMB Private Education Loan Trust, Series 2015-C, Class A3, (1 mo. LIBOR US + 1.950%), 4.43%, 08/16/32 (a)(b)	1,000	1,034,961

Total Asset-Backed Securities — 0.4% (Cost: $3,237,035)		3,260,711

Non-Agency Mortgage-Backed Securities — 13.0%

Commercial Mortgage-Backed Securities — 12.4%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35 (a)	945	988,268
BANK, Series 2019-BN16, Class A4, 4.01%, 02/15/52	2,226	2,362,826
Benchmark Mortgage Trust, Series 2019-B9, Class A5, 4.02%, 03/15/52	2,797	2,968,427
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33 (a)	3,920	3,996,162
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.36%, 04/10/29 (a)	1,750	1,751,747
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50	1,408	1,433,153
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	1,580	1,641,970
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31 (a)(c)	2,005	1,993,428
Commercial Mortgage Trust:
Series 2013-CR6, Class A3FL, (1 mo. LIBOR US + 0.630%), 3.12%, 03/10/46 (a)(b)	695	692,998
Series 2014-LC15, Class A4, 4.01%, 04/10/47	2,025	2,120,723
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	1,215	1,271,641
Series 2015-LC23, Class ASB, 3.60%, 10/10/48	3,730	3,832,665
Series 2017-PANW, Class A, 3.24%, 10/10/29 (a)	3,960	3,990,850
Credit Suisse Mortgage Trust, Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 4.08%, 11/15/33 (a)(b)	395	396,666
CSAIL Commercial Mortgage Trust:
Series 2018-CX11, Class A5, 4.03%, 04/15/51 (c)	1,190	1,253,364
Series 2019-C15, Class A4, 4.05%, 03/15/52	3,135	3,314,763
FRESB Mortgage Trust, Series 2019-SB60, Class A10F, 3.31%, 01/25/29 (c)	3,040	3,099,392
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A, 5.37%, 05/03/32 (a)	910	1,023,402
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34 (a)(c)	2,425	2,426,848
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class ASB, 3.66%, 09/15/47	5,970	6,119,183
Series 2016-C1 ,Class ASB, 3.32%, 03/15/49	3,500	3,561,663

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.57%, 03/15/50 (a)(c)	$140	$135,791
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(c)	1,790	1,750,427
LMREC, Inc., Series 2016-CRE2, Class A, (1 mo. LIBOR US + 1.700%), 4.19%, 11/24/31 (a)(b)	536	536,048
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49 (a)	2,740	2,692,530
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class A4, 4.04%, 11/15/46	1,170	1,230,040
Series 2015-C23, Class A4, 3.72%, 07/15/50	3,005	3,114,004
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class ASB, 3.34%, 03/15/49	3,730	3,781,993
RAIT Trust, Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 3.43%, 06/15/37 (a)(b)	624	621,323
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57	1,616	1,638,484
Series 2018-3, Class MA, 3.50%, 08/25/57	2,221	2,250,633
Series 2018-4, Class MA, 3.50%, 03/25/58	3,759	3,819,079
Wells Fargo Commercial Mortgage Trust:
Series 2015-LC22, Class ASB, 3.57%, 09/15/58	3,845	3,943,826
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57	3,920	3,987,293
Series 2015-P2, Class AS, 4.01%, 12/15/48	1,605	1,637,040
Series 2019-C49, Class A5, 4.02%, 03/15/52	5,471	5,769,226
WFRBS Commercial Mortgage Trust:
Series 2012-C8, Class AFL, (1 mo. LIBOR US
+ 1.000%), 3.48%, 08/15/45 (a)(b)	2,927	2,962,099
Series 2014-C21, Class A4, 3.41%, 08/15/47	2,805	2,865,200
Series 2014-LC14, Class A4, 3.77%, 03/15/47	5,590	5,783,114

		98,758,289

Interest Only Commercial Mortgage-Backed Securities — 0.6%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.73%, 05/10/58 (c)	5,396	497,900
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, 0.93%, 09/15/50 (c)	6,685	412,927
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.89%, 10/10/47 (c)	68,848	1,849,508
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.77%, 02/10/34 (a)(c)	18,460	344,625
Series 2015-WEST, Class XA, 0.94%, 02/10/37 (a)(c)	9,127	446,050
Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class X1, 0.55%, 09/15/37 (a)(c)	26,000	748,171
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48 (a)(c)	130,768	287,231
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.06%, 04/10/47 (c)	666	24,626

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2019	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.76%, 05/15/51 (c)	$8,761	$477,189

		5,088,227

Total Non-Agency Mortgage-Backed Securities — 13.0% (Cost: $103,963,940)		103,846,516

U.S. Government Sponsored Agency Securities — 155.4%

Collateralized Mortgage Obligations — 4.4%
Fannie Mae:
Series 2010-134, Class KZ, 4.50%, 12/25/40	1,335	1,415,629
Series 2010-141, Class LZ, 4.50%, 12/25/40	1,132	1,200,329
Series 2011-8, Class ZA, 4.00%, 02/25/41	2,489	2,581,347
Series 2011-131, Class LZ, 4.50%, 12/25/41	711	753,471
Series 2013-81, Class YK, 4.00%, 08/25/43	200	215,663
Series 2017-69, Class HA, 3.00%, 06/25/46	5,453	5,482,360
Series 2017-76, Class PB, 3.00%, 10/25/57	900	841,755
Series 2017-87, Class UA, 3.50%, 12/25/44	2,756	2,821,323
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.233%), 4.33%, 05/25/48 (b)	3,822	4,024,955
Series 2019-1, Class AF, (1 mo. LIBOR US + 0.500%), 2.99%, 02/25/49 (b)	2,215	2,209,955
Freddie Mac:
Series 3745, Class ZA, 4.00%, 10/15/40	322	342,788
Series 3780, Class ZA, 4.00%, 12/15/40	608	643,564
Series 3960, Class PL, 4.00%, 11/15/41	900	956,928
Series 4384, Class LB, 3.50%, 08/15/43	1,400	1,437,532
Ginnie Mae:
Series 2014-107, Class WX, 6.81%, 07/20/39 (c)	931	1,045,564
Series 2018-164, Class AF, (1 mo. LIBOR US + 0.400%), 2.89%, 12/20/48 (b)	6,867	6,837,062
Series 2019-5, Class P, 3.50%, 07/20/48	2,013	2,054,292

		34,864,517

Commercial Mortgage-Backed Securities — 2.5%
Fannie Mae:
Series 2017-M15, Class A2, 2.96%, 09/25/27 (c)	3,520	3,531,258
Series 2018-M7, Class A2, 3.05%, 03/25/28 (c)	875	879,170
Series 2019-M1, Class A2, 3.56%, 09/25/28 (c)	2,616	2,734,394
Freddie Mac:
Series K058, Class A2, 2.65%, 08/25/26	1,080	1,068,307
Series K079, Class A2, 3.93%, 06/25/28	3,635	3,917,694
Series K082, Class A2, 3.92%, 09/25/28 (c)	625	673,915
Series K086, Class A2, 3.86%, 11/25/28 (c)	4,375	4,691,874
Series K087, Class A2, 3.77%, 12/25/28	2,266	2,411,989

		19,908,601

Interest Only Collateralized Mortgage Obligations — 1.3%
Fannie Mae:
Series 2011-100, Class S, (1 mo. LIBOR US + 6.450%), 3.97%, 10/25/41 (b)	1,270	184,280
Series 2013-10, Class PI, 3.00%, 02/25/43	2,464	233,574
Series 2014-68, Class YI, 4.50%, 11/25/44	1,265	247,478
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.250%), 3.77%, 09/25/45 (b)	12,001	1,729,643
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.100%), 3.62%, 09/25/46 (b)	2,936	442,212

Security	Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.100%), 3.62%, 05/25/39 (b)	$3,795	$562,542
Series 2016-81, Class CS, (1 mo. LIBOR US + 6.100%), 3.62%, 11/25/46 (b)	5,476	767,514
Series 2017-14, Class DS, (1 mo. LIBOR US + 6.050%), 3.57%, 03/25/47 (b)	2,374	415,413
Series 2017-38, Class S, (1 mo. LIBOR US + 6.100%), 3.62%, 05/25/47 (b)	4,835	875,223
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.150%), 3.67%, 09/25/47 (b)	3,116	561,196
Series 2018-21, Class IO, 3.00%, 04/25/48	8,158	1,320,471
Series 2018-63, Class IO, 3.01%, 09/25/48	3,278	567,047
Freddie Mac:
Series 4062, Class GI, 4.00%, 02/15/41	816	79,960
Series-4611, Class BS, (1 mo. LIBOR US + 6.100%), 3.62%, 06/15/41 (b)	4,992	730,144
Series 4791, Class LI, 3.00%, 05/15/48	2,851	465,341
Ginnie Mae:
Series 2014-113, Class NI, 5.00%, 07/20/44	933	188,783
Series 2017-139, Class IB, 4.50%, 09/20/47	2,862	493,743
Series 2017-144, Class DI, 4.50%, 09/20/47	2,082	344,140
Series 2018-89, Class CI, 5.00%, 12/20/47	1,758	355,088

		10,563,792

Interest Only Commercial Mortgage-Backed Securities — 3.1%
Ginnie Mae:
Series 2013-63, Class IO, 0.79%, 09/16/51 (c)	22,738	1,196,125
Series 2015-171, Class IO, 0.87%, 11/16/55 (c)	22,677	1,341,229
Series 2016-28, Class IO, 0.91%, 12/16/57 (c)	27,970	1,835,952
Series 2016-45, Class IO, 1.01%, 02/16/58 (c)	43,409	3,312,597
Series 2016-67, Class IO, 1.17%, 07/16/57 (c)	29,024	2,330,243
Series 2016-105, Class IO, 1.06%, 10/16/57 (c)	20,024	1,611,553
Series 2016-119, Class IO, 1.12%, 04/16/58 (c)	39,180	3,256,809
Series 2016-128, Class IO, 0.95%, 09/16/56 (c)	24,243	1,894,299
Series 2016-175, Class IO, 0.92%, 09/16/58 (c)	28,660	2,085,629
Series 2017-53, Class IO, 0.69%, 11/16/56 (c)	17,199	982,959
Series 2017-54, Class IO, 0.65%, 12/16/58 (c)	2,918	173,352
Series 2017-61, Class IO, 0.77%, 05/16/59 (c)	4,228	295,959
Series 2017-64, Class IO, 0.72%, 11/16/57 (c)	39,181	2,538,639
Series 2017-171, Class IO, 0.70%, 09/16/59 (c)	26,489	1,667,438

		24,522,783

Mortgage-Backed Securities — 144.1%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31-03/01/32	3,182	3,098,503
2.50%, 09/01/27-02/01/33	22,398	22,302,632
3.00%, 04/01/28-04/01/49 (d)	96,410	96,759,594
3.13%, 09/01/27	1,684	1,726,567
3.16%, 03/01/27	2,580	2,640,144
3.50%, 03/01/29-04/01/49 (d)	133,383	136,107,373
4.00%, 02/01/31-04/01/49 (d)	159,608	165,400,255
4.50%, 05/01/24-04/01/49 (d)	165,854	173,817,962
4.99%, 09/01/44	234	251,672

58	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 05/01/30-04/01/49 (d)	$46,851	$49,661,717
5.50%, 05/01/34-05/01/44	6,498	7,139,809
6.00%, 02/01/38-07/01/41	4,048	4,464,796
6.50%, 05/01/36-01/01/38	61	67,496
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/30-04/01/34 (d)	11,698	11,642,381
3.00%, 09/01/27-04/01/49 (d)	59,813	59,882,053
3.50%, 09/01/30-04/01/49 (d)	27,287	27,822,958
4.00%, 04/01/34-04/01/49 (d)	45,003	46,778,794
4.50%, 04/01/20-04/01/49 (d)	23,688	25,032,972
5.00%, 05/01/28-04/01/49 (d)	5,127	5,484,669
5.50%, 01/01/28-06/01/41	1,736	1,899,309
6.00%, 08/01/28-04/01/49 (d)	1,255	1,367,908
Ginnie Mae Mortgage-Backed Securities:
2.50%, 04/01/48 (d)	1,960	1,919,247
3.00%, 12/20/44-04/01/49 (d)	40,625	40,871,703
3.50%, 01/15/42-04/01/49 (d)	82,201	83,992,313
4.00%, 04/20/39-04/01/49 (d)	127,706	131,862,888
4.50%, 09/20/39-04/01/49 (d)	34,395	35,837,517
5.00%, 07/15/33-04/01/49 (d)	12,969	13,602,331
5.50%, 07/15/38-12/20/41	1,017	1,108,481

		1,152,544,044

Total U.S. Government Sponsored Agency Securities — 155.4% (Cost: $1,236,819,620)		1,242,403,737

U.S. Treasury Obligations — 2.2%
U.S. Treasury Inflation Indexed Notes, 0.63%, 04/15/23	17,469	17,591,311

Total U.S. Treasury Obligations — 2.2% (Cost: $17,330,784)		17,591,311

Total Long-Term Investments — 171.0% (Cost: $1,361,351,379)		1,367,102,275

	Shares

Short-Term Securities — 2.0%
Money Market Fund — 0.7%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.27% (e)	5,672,864	5,672,864

Security	Par (000)	Value
U.S. Treasury Obligations — 1.0%
United States Treasury Bill, 2.41%, 4/16/19	$7,934	$7,926,173

Total U.S. Treasury Obligations — 1.0% (Cost: $7,926,052)		7,926,173

Total Short-Term Securities — 1.7% (Cost: $13,598,916)		13,599,037

Total Investments Before TBA Commitments — 172.7% (Cost: $1,374,950,295)		1,380,701,312

TBA Sale Commitments — (61.5)%(d)

Mortgage-Backed Securities — (61.5)%
Fannie Mae Mortgage-Backed Securities:
2.00%, 04/01/34	(2,087)	(2,032,401)
2.50%, 04/01/34	(4,143)	(4,118,282)
3.00%, 04/01/34-04/01/49	(15,154)	(15,227,370)
3.50%, 04/01/34-04/01/49	(110,221)	(111,763,965)
4.00%, 04/01/34-04/01/49	(102,684)	(105,621,005)
4.50%, 04/01/49	(89,959)	(93,727,519)
5.00%, 04/01/49	(7,555)	(7,984,711)
5.50%, 04/01/49	(1,637)	(1,747,761)
6.00%, 04/01/49	(600)	(646,559)
Freddie Mac Mortgage-Backed Securities:
3.00%, 04/01/49	(3,187)	(3,172,870)
3.50%, 04/01/34-04/01/49	(14,091)	(14,314,888)
4.00%, 04/01/34-04/01/49	(19,496)	(20,072,382)
4.50%, 04/01/49	(8,458)	(8,826,788)
5.00%, 04/01/49	(2,219)	(2,349,713)
6.00%, 04/01/49	(600)	(648,504)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 04/15/45	(2,900)	(2,910,422)
3.50%, 04/15/49	(10,306)	(10,528,827)
4.00%, 04/15/49	(69,371)	(71,624,203)
4.50%, 04/15/49	(9,982)	(10,367,438)
5.00%, 04/15/49	(3,800)	(3,969,873)

Total TBA Sale Commitments — (61.5)% (Proceeds: $489,758,594)		(491,655,481)

Options Written — 0.0% (Premiums Received: $106,712)		(90,750)

Total Investments Net of TBA Sale Commitments — 111.2% (Cost: $885,084,989)		888,955,081

Liabilities in Excess of Other Assets—(11.2)%		(89,180,832)

Net Assets — 100.0%		$799,774,249

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2019	BATS: Series M Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	17	06/19/19	$2,544	$3,548
U.S. Treasury Notes (10 Year)	103	06/19/19	12,795	2,859
U.S. Ultra Treasury Bonds	5	06/19/19	840	6,243
U.S. Treasury Notes (2 Year)	74	06/28/19	15,769	(11,448)

				1,202

Short Contracts
Euro Dollar	20	06/17/19	4,873	(7,767)
U.S. Ultra Treasury Notes (10 Year)	24	06/19/19	3,187	(65,236)
U.S. Treasury Notes (5 Year)	315	06/28/19	36,486	(248,167)
Euro Dollar	20	09/16/19	4,877	(24,376)
Euro Dollar	27	12/16/19	6,586	(6,769)
Euro Dollar	20	03/16/20	4,884	(27,815)
Euro Dollar	20	06/15/20	4,889	(30,714)
Euro Dollar	20	09/14/20	4,892	(37,764)
Euro Dollar	182	12/14/20	44,524	(154,139)
Euro Dollar	20	03/15/21	4,894	398

				(602,349)

				$(601,147)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Call
Euro Dollar 90-Day	330	03/16/20	$98	$80,590	$(90,750)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)	Value	(Recieved)	(Depreciation)
2.50%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	01/29/23	$36,309	$(256,356)	$479	$(256,835)
2.71%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	02/06/23	$36,607	(553,685)	483	(554,168)

						$(810,041)	$962	$(811,003)

OTC Credit Default Swaps — Buy Protection

Reference Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	$4,174	$220,286	$214,918	$5,368
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	$3,976	209,796	195,126	14,670
CMBX.NA.12.BBB-	3.00%	Monthly	Credit Suisse International	8/17/61	$4,200	319,345	345,301	(25,956)
CMBX.NA.12.BBB-	3.00%	Monthly	Goldman Sachs International	8/17/61	$4,250	320,667	332,918	(12,251)

						$1,070,094	$1,088,263	$(18,169)

60	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series M Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	$8,000	$(477,045)	$(984,168)	$507,123
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	BBB-	$4,398	(232,060)	(328,118)	96,058
CMBX.NA.10.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	$3,753	(198,023)	(282,165)	84,142

							$(907,128)	$(1,594,451)	$687,323

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$962	$—	$—	$811,003
OTC Swaps	1,088,263	1,594,451	707,361	38,207

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$13,048	$—	$13,048
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,795,624	—	—	—	—	1,795,624

		$—	$1,795,624	$—	$—	$13,048	$—	$1,808,672

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$614,195	$—	$614,195
Options written	Options written at value	—	—	—	—	90,750	—	90,750
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	811,003	—	811,003
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	1,632,658	—	—	—	—	1,632,658

		$—	$1,632,658	$—	$—	$1,515,948	$—	$3,148,606

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2019	BATS: Series M Portfolio

For the year ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$—	$—	$242,868	$—	$242,868
Swaps	—	211,828	—	—	(970,783)	—	(758,955)

	$—	$211,828	$—	$—	$(727,915)	$—	$(516,087)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$—	$—	$(221,130)	$—	$(221,130)
Options written	—	—	—	—	15,962	—	15,962
Swaps	—	850,486	—	—	(1,242,441)	—	(391,955)

	$—	$850,486	$—	$—	$(1,447,609)	$—	$(597,123)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$51,819,022
Average notional value of contracts — short	103,808,451
Options:
Average value of option contracts written	22,688
Credit default swaps:
Average notional value — buy protection	10,337,500
Average notional value — sell protection	12,804,250
Interest rate swaps:
Average notional value — pays fixed rate	102,116,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$135,664	$31,558
Options	—	90,750
Swaps — Centrally cleared	507	—
Swaps — OTC(a)	1,795,624	1,632,658

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,931,795	$1,754,966
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(136,171)	(122,308)

Total derivative assets and liabilities subject to an MNA	$1,795,624	$1,632,658

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

62	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series M Portfolio

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)

Credit Suisse International	$345,301	$(25,956)	$—	$—	$319,345
Deutsche Bank AG	507,123	(507,123)	—	—	—
Goldman Sachs International	859,058	(340,369)	—	(500,000)	18,689
J.P. Morgan Securities LLC	84,142	(84,142)	—	—	—

	$1,795,624	$(957,590)	$—	$(500,000)	$338,034

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities

Credit Suisse International	$25,956	$(25,956)	$—	$—	$—
Deutsche Bank AG	984,168	(507,123)	—	(477,045)	—
Goldman Sachs International	340,369	(340,369)	—	—	—
J.P. Morgan Securities LLC	282,165	(84,142)	—	(198,023)	—

	$1,632,658	$(957,590)	$—	$(675,068)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$3,260,711	$—	$3,260,711
Non-Agency Mortgage-Backed Securities	—	103,846,516	—	103,846,516
U.S. Government Sponsored Agency Securities	—	1,242,403,737	—	1,242,403,737
U.S. Treasury Obligations	—	17,591,311	—	17,591,311
Short-Term Securities	5,672,864	7,926,173	—	13,599,037
Liabilities:
TBA Sale Commitments	—	(491,655,481)	—	(491,655,481)

	$5,672,864	$883,372,967	$—	$889,045,831

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$707,361	$—	$707,361
Interest rate contracts	13,048	—	—	13,048
Liabilities:
Credit contracts	—	(38,207)	—	(38,207)
Interest rate contracts	(704,945)	(811,003)	—	(1,515,948)

	$(691,897)	$(141,849)	$—	$(833,746)

(a)

Derivative financial instruments are swaps, futures contracts and option written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments March 31, 2019	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Affiliated Investment Companies — 30.1%
BlackRock Allocation Target Shares: Series S Portfolio (a)	1,636,625	$15,547,936

Value

Total Affiliated Investment Companies — 30.1% (Cost: $15,809,366)	$15,547,936

Other Assets Less Liabilities — 69.9%	36,106,484

Net Assets — 100.0%	$51,654,420

(a)

During the year ended March 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 03/31/18	Shares Purchased	Shares Sold	Shares Held at 03/31/19	Value at 03/31/19	Income	Net Realized Gain (Loss)	Change in Unrealized Apprecia- tion (Deprecia- tion)

BlackRock Allocation Target Shares: Series S Portfolio	2,660,907	2,469,348	3,493,630	1,636,625	$15,547,936	$595,163	$(398,601)	$591,100

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	144	06/19/19	$17,888	$190,203
U.S. Treasury Notes (2 Year)	78	06/28/19	16,621	61,165
U.S. Treasury Notes (5 Year)	15	06/28/19	1,737	14,722

				266,090

Short Contracts
U.S. Ultra Treasury Bonds (10 Year)	8	06/19/19	1,062	(23,885)

				$242,205

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)	Value	(Recieved)	(Depreciation)

2.91%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	12/17/20	$35,000	$(533,088)	$412	$(533,500)
3.11%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	05/21/25	$14,320	(767,619)	195	(767,814)
2.23%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	04/24/27	$26,460	163,289	383	162,906
2.27%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	05/18/27	$6,500	15,987	94	15,893
2.23%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	08/11/27	$3,850	48,396	61	48,335
2.90%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	11/15/27	$11,152	(532,284)	(691)	(531,593)
3.18%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	05/21/28	$7,500	(542,679)	111	(542,790)

						$(2,147,998)	$565	$(2,148,563)

64	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series P Portfolio

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$1,256	$691	$227,134	$2,375,697

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$266,090	$—	$266,090
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	227,134	—	227,134

		$—	$—	$—	$—	$493,224	$—	$493,224

Liabilities — Derivative Financial Instruments

Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$23,885	$—	$23,885
Swaps — centrally cleared	Net unrealized depreciation(a)	—	—	—	—	2,375,697	—	2,375,697

		$—	$—	$—	$—	$2,399,582	$—	$2,399,582

(a) Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts		$—	$—	$—	$—	$203,087	$—	$203,087
Swaps		—	—	—	—	1,536,691	—	1,536,691

		$—	$—	$—	$—	$1,739,778	$—	$1,739,778

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts		$—	$—	$—	$—	$360,096	$—	$360,096
Swaps		—	—	—	—	(4,112,425)	—	(4,112,425)

		$—	$—	$—	$—	$(3,752,329)	$—	$(3,752,329)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,793,911
Average notional value of contracts — short	14,305,444
Interest rate swaps:
Average notional value — pays fixed rate	87,282,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2019	BATS: Series P Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Affiliated Investment Companies	$15,547,936	$—	$—	$15,547,936

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$266,090	$227,134	$—	$493,224
Liabilities:
Interest rate contracts	(23,885)	(2,375,697)	—	(2,399,582)

	$242,205	$(2,148,563)	$—	$(1,906,358)

(a)	Derivative financial instruments are swaps and futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

66	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2019	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 18.8%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46%, 05/10/21	$411	$409,939
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 4.18%, 09/15/26 (a)(b)	350	352,714
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 05/15/48 (b)	179	178,022
Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 06/15/22	1,300	1,293,894
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 4.21%, 01/20/29 (a)(b)	1,000	1,000,572
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 02/16/21	2,399	2,391,874
Series 2016-2, Class A3, 1.52%, 02/16/21	133	132,624
Chase Issuance Trust:
Series 2012-A4, Class A4, 1.58%, 08/15/21	2,379	2,369,831
Series 2016-A2, Class A, 1.37%, 06/15/21	3,500	3,490,802
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 06/15/28 (b)	408	406,456
CNH Equipment Trust:
Series 2016-B, Class A3, 1.63%, 08/15/21	339	337,275
Series 2016-C, Class A3, 1.44%, 12/15/21	1,006	998,791
Credit Acceptance Auto Loan Trust:
Series 2016-2A, Class A, 2.42%, 11/15/23 (b)	105	104,907
Series 2016-3A, Class A, 2.15%, 04/15/24 (b)	1,064	1,061,781
Discover Card Execution Note Trust:
Series 2015-A2, Class A, 1.90%, 10/17/22	1,000	992,831
Series 2016-A4, Class A4, 1.39%, 03/15/22	300	298,246
Enterprise Fleet Financing LLC:
Series 2016-2, Class A2, 1.74%, 02/22/22 (b)	201	200,305
Series 2016-2, Class A3, 2.04%, 02/22/22 (b)	530	526,254
Series 2017-1, Class A2, 2.13%, 07/20/22 (b)	111	110,349
Series 2017-1, Class A3, 2.60%, 07/20/22 (b)	210	209,304
Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 02/15/22	680	670,737
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 4.03%, 03/15/27 (a)(b)	610	607,697
Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, 01/18/23	640	631,980
Mercedes-Benz Receivables Trust, Series 2016-1, Class A4, 1.46%, 12/15/22	2,000	1,974,878
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 04/25/57 (b)(c)	600	594,615
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 06/15/21	1,090	1,087,133
PFS Financing Corp., Series 2016-BA, Class A, 1.87%, 10/15/21 (b)	190	188,943

Security	Par (000)	Value

SLM Private Education Loan Trust, Series 2011-A, Class A3, (1 mo. LIBOR US + 2.500%), 4.98%, 01/15/43 (a)(b)	$1,581	$1,596,179
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.550%), 3.04%, 06/25/43 (a)	301	299,922
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 02/17/32 (b)	571	561,649
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, (1 mo. LIBOR US + 1.200%), 3.69%, 03/25/33 (a)(b)	594	596,585
Series 2015-B, Class A2, 2.51%, 09/27/32 (b)	691	686,793
Series 2015-D, Class A2, 2.72%, 10/27/36 (b)	364	362,301
Series 2016-A, Class A2, 2.76%, 12/26/36 (b)	1,206	1,197,490
Series 2016-C, Class A2B, 2.36%, 12/27/32 (b)	137	134,869
Series 2016-D, Class A2B, 2.34%, 04/25/33 (b)	121	118,760
Series 2016-E, Class A2B, 2.49%, 01/25/36 (b)	457	452,298
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (b)	120	119,841
Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 03/15/23	1,185	1,181,556
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25%, 04/25/56 (b)(c)	378	372,049
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 05/20/25 (b)	7	7,321
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 04/17/23	330	330,088

Total Asset-Backed Securities — 18.8% (Cost: $30,855,871)		30,640,455

Capital Trusts — 0.1%
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 07/01/20	110	109,392

Total Capital Trusts — 0.1% (Cost: $110,046)		109,392

Corporate Bonds — 61.2%

Aerospace & Defense — 1.5%
Lockheed Martin Corp., 2.50%, 11/23/20	400	398,772
Northrop Grumman Corp., 3.25%, 01/15/28	485	476,901
United Technologies Corp. :
1.90%, 05/04/20	115	114,094
3.35%, 08/16/21	235	238,144
3.10%, 06/01/22	200	201,290
3.65%, 08/16/23	1,075	1,103,447

		2,532,648

Airlines — 0.6%
Delta Air Lines, Inc. :
2.88%, 03/13/20	133	132,757

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
3.63%, 03/15/22	$625	$628,532
Virgin Australia Trust, Series 2013-1A, 5.00%, 04/23/25 (b)	137	139,736

		901,025
Automobiles — 1.6%
BMW U.S. Capital LLC, 3.10%, 04/12/21 (b)	205	206,278
Daimler Finance North America LLC :
1.50%, 07/05/19 (b)	1,600	1,594,663
2.70%, 08/03/20 (b)	150	149,461
Volkswagen Group of America Finance LLC :
2.13%, 05/23/19 (b)	350	349,595
2.40%, 05/22/20 (b)	315	312,777

		2,612,774
Banks — 14.3%
ANZ New Zealand International Ltd., 2.88%, 01/25/22 (b)	615	612,918
Bank of America Corp. :
3.30%, 01/11/23	545	551,919
(3 mo. LIBOR US + 1.021%), 2.88%, 04/24/23 (d)(e)	2,440	2,432,536
Bank of Montreal, 2.10%, 12/12/19	325	323,962
Barclays PLC, (3 mo. LIBOR US + 1.400%), 4.61%, 02/15/23 (e)	435	443,972
BB&T Corp., 3.20%, 09/03/21	270	272,985
BNP Paribas SA, 3.80%, 01/10/24 (b)	485	488,825
Canadian Imperial Bank of Commerce, 2.35%, 07/27/22 (b)	800	791,781
Citigroup, Inc. :
2.90%, 12/08/21	755	754,800
2.75%, 04/25/22	30	29,874
(3 mo. LIBOR US + 0.722%), 3.14%, 01/24/23 (e)	35	35,121
(3 mo. LIBOR US + 0.950%), 2.88%, 07/24/23 (e)	100	99,362
Citizens Bank N.A. :
2.45%, 12/04/19	700	698,307
3.25%, 02/14/22	250	252,307
Citizens Financial Group, Inc., 2.38%, 07/28/21	335	330,466
Commonwealth Bank of Australia :
2.25%, 03/10/20 (b)	600	597,353
2.75%, 03/10/22 (b)	400	399,073
Discover Bank, 3.35%, 02/06/23	250	251,351
DNB Boligkreditt AS, 3.25%, 06/28/23 (b)	850	870,819
Fifth Third Bancorp, 2.60%, 06/15/22	400	397,312
HSBC Holdings PLC, (3 mo. LIBOR US + 1.055%), 3.26%, 03/13/23 (e)	465	466,137
Huntington Bancshares, Inc., 2.30%, 01/14/22	700	689,442
ING Groep NV, 4.10%, 10/02/23	325	334,045
JPMorgan Chase & Co. :
2.75%, 06/23/20	1,770	1,770,914
(3 mo. LIBOR US + 0.610%), 3.23%, 06/18/22 (a)	810	809,069
(3 mo. LIBOR US + 0.935%), 2.78%, 04/25/23 (e)	905	899,698
2.70%, 05/18/23	500	495,113
(3 mo. LIBOR US + 0.890%), 3.80%, 07/23/24 (e)	305	313,171
Lloyds Bank PLC, 2.70%, 08/17/20	550	548,616
Lloyds Banking Group PLC, 3.00%, 01/11/22	420	417,926
Mitsubishi UFJ Financial Group, Inc. :
2.95%, 03/01/21	291	291,498
3.54%, 07/26/21	75	76,100
Royal Bank of Scotland Group PLC, 3.88%, 09/12/23	305	306,264
Santander Holdings USA, Inc., 3.70%, 03/28/22	210	212,497
Santander UK PLC, 2.13%, 11/03/20	755	746,715

Security	Par (000)	Value

Banks (continued)
Sumitomo Mitsui Financial Group, Inc. :
2.44%, 10/19/21	$375	$370,647
2.85%, 01/11/22	605	605,526
SunTrust Bank, 2.45%, 08/01/22	1,000	986,943
Svenska Handelsbanken AB, 3.35%, 05/24/21	600	606,791
Swedbank AB, 2.20%, 03/04/20 (b)	610	605,127
U.S. Bancorp, 2.63%, 01/24/22	500	500,549
Wells Fargo & Co. :
3.07%, 01/24/23	415	415,550
3.75%, 01/24/24	220	226,397

		23,329,778
Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29	205	218,407
Keurig Dr Pepper, Inc., 4.60%, 05/25/28 (b)	105	109,439

		327,846
Biotechnology — 1.2%
AbbVie, Inc. :
2.50%, 05/14/20	545	543,392
3.75%, 11/14/23	420	431,158
Amgen, Inc., 2.20%, 05/22/19	810	809,663
Gilead Sciences, Inc., 3.70%, 04/01/24	130	134,237

		1,918,450
Capital Markets — 4.0%
Bank of New York Mellon Corp. :
2.15%, 02/24/20	175	174,223
(3 mo. LIBOR US + 0.634%), 2.66%, 05/16/23 (e)	400	397,910
Credit Suisse Group AG, 3.57%, 01/09/23 (b)	625	627,146
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20	525	526,335
Deutsche Bank AG, 4.25%, 02/04/21	370	371,418
Goldman Sachs Group, Inc., 3.00%, 04/26/22 (d)	875	873,102
Morgan Stanley :
2.63%, 11/17/21	750	746,568
2.75%, 05/19/22	460	457,220
3.13%, 01/23/23	655	656,998
Siemens Financieringsmaatschappij NV, 2.70%, 03/16/22 (b)	655	654,410
UBS Group Funding Switzerland AG :
2.65%, 02/01/22 (b)	200	198,207
3.49%, 05/23/23 (b)	765	768,652

		6,452,189
Chemicals — 0.9%
Air Liquide Finance SA, 1.75%, 09/27/21 (b)	200	194,927
Dow Chemical Co., 4.25%, 11/15/20	110	112,090
E.I. du Pont de Nemours & Co., 2.20%, 05/01/20	245	244,122
Sherwin-Williams Co., 2.25%, 05/15/20	1,000	994,060

		1,545,199
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 01/20/22 (b)	195	192,033

Communications Equipment — 0.4%
Cisco Systems, Inc., 2.20%, 09/20/23	595	586,686

Consumer Finance — 5.0%
American Express Co., 2.50%, 08/01/22 (d)	425	420,033
Capital One N.A., 2.25%, 09/13/21	500	492,027
ERAC USA Finance LLC, 2.60%, 12/01/21 (b)	350	344,392
Ford Motor Credit Co. LLC :
2.68%, 01/09/20	510	507,824
8.13%, 01/15/20	700	725,497
2.43%, 06/12/20	200	197,375

68	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Consumer Finance (continued)
General Motors Financial Co., Inc. :
4.20%, 03/01/21	$285	$289,074
3.20%, 07/06/21 (d)	1,895	1,886,491
3.25%, 01/05/23	405	397,094
Nissan Motor Acceptance Corp. :
2.25%, 01/13/20 (b)	1,135	1,128,458
2.15%, 07/13/20 (b)	340	335,453
3.88%, 09/21/23 (b)	550	554,179
Synchrony Financial, 3.00%, 08/15/19	900	900,185

		8,178,082
Containers & Packaging — 0.0%
WRKCo, Inc., 3.75%, 03/15/25	70	70,626

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust :
3.95%, 02/01/22	900	911,616
3.50%, 05/26/22	170	170,039
CK Hutchison International 16 Ltd., 1.88%, 10/03/21 (b)	295	286,724
GE Capital International Funding Co., 2.34%, 11/15/20	570	562,938
Hyundai Capital America, 2.55%, 04/03/20 (b)	215	213,505

		2,144,822
Diversified Telecommunication Services — 0.9%
AT&T Inc. :
3.20%, 03/01/22	50	50,442
3.80%, 03/15/22	285	292,276
3.60%, 02/17/23	720	733,921
Verizon Communications, Inc. :
3.38%, 02/15/25	167	168,967
3.88%, 02/08/29	195	199,667

		1,445,273
Electric Utilities — 1.6%
American Electric Power Co., Inc. :
2.15%, 11/13/20	305	302,140
3.65%, 12/01/21	275	280,531
2.95%, 12/15/22	130	130,202
Duke Energy Corp., 3.95%, 10/15/23	590	611,585
Emera U.S. Finance LP, 2.15%, 06/15/19	235	234,539
Exelon Corp., 2.45%, 04/15/21	255	252,041
FirstEnergy Corp., 2.85%, 07/15/22	159	157,883
Georgia Power Co., 2.00%, 09/08/20	525	520,147
ITC Holdings Corp., 2.70%, 11/15/22	85	83,465

		2,572,533
Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.20%, 04/01/20	290	288,155

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC / Baker Hughes
Co-Obligor, Inc., 2.77%, 12/15/22	225	223,533

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp. :
2.25%, 01/15/22	140	137,864
3.50%, 01/31/23	150	152,059
Crown Castle International Corp., 3.20%, 09/01/24	385	382,057
Realty Income Corp., 3.25%, 10/15/22	265	269,446

		941,426
Food & Staples Retailing — 1.3%
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22 (b)	350	346,342
CVS Health Corp. :
3.70%, 03/09/23 (d)	775	787,462
4.30%, 03/25/28	300	303,975
Walgreen Co., 3.10%, 09/15/22	200	201,302

Security	Par (000)	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	$500	$505,660

		2,144,741
Food Products — 1.0%
Conagra Brands, Inc., (3 mo. LIBOR US + 0.750%), 3.51%, 10/22/20 (a)	485	484,412
General Mills, Inc., 3.70%, 10/17/23	75	76,874
Tyson Foods, Inc. :
2.25%, 08/23/21	165	162,436
3.90%, 09/28/23	115	118,470
Wm. Wrigley Jr. Co. :
2.90%, 10/21/19 (b)	195	194,737
3.38%, 10/21/20 (b)	595	600,906

		1,637,835
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories:, 2.90%, 11/30/21	490	492,050
Becton Dickinson and Co., 2.40%, 06/05/20	280	277,994

		770,044
Health Care Providers & Services — 0.4%
Anthem, Inc., 2.95%, 12/01/22	50	49,957
UnitedHealth Group, Inc., 2.13%, 03/15/21	590	584,898

		634,855
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp., 3.95%, 10/15/20	600	610,996
Marriott International, Inc., 3.13%, 10/15/21	1,005	1,006,612

		1,617,608
Industrial Conglomerates — 0.1%
Roper Technologies, Inc., 2.80%, 12/15/21	130	129,577

Insurance — 1.3%
Aon PLC, 2.80%, 03/15/21	560	558,819
AXIS Specialty Finance PLC, 2.65%, 04/01/19	736	736,000
Hartford Financial Services Group, Inc., 5.13%, 04/15/22	235	250,736
New York Life Global Funding, 2.00%, 04/13/21 (b)	230	226,859
Pricoa Global Funding I, 2.45%, 09/21/22 (b)	170	168,049
Willis North America, Inc., 3.60%, 05/15/24	135	135,861

		2,076,324
Internet Software & Services — 0.2%
Baidu, Inc., 2.88%, 07/06/22	300	295,955

IT Services — 0.7%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	985	995,353
Total System Services, Inc., 3.75%, 06/01/23	145	147,197

		1,142,550
Machinery — 0.4%
Caterpillar Financial Services Corp., 2.40%, 06/06/22	500	495,756
Xylem, Inc., 4.88%, 10/01/21	220	230,201

		725,957
Media — 2.8%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.46%, 07/23/22	135	139,673

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Media (continued)
Comcast Corp. :
3.30%, 10/01/20	$765	$772,205
2.75%, 03/01/23	325	324,451
4.15%, 10/15/28	105	110,516
COX Communications, Inc., 3.25%, 12/15/22 (b)	455	458,158
Discovery Communications LLC, 2.95%, 03/20/23	900	891,448
Interpublic Group of Cos., Inc. :
3.50%, 10/01/20	135	136,164
3.75%, 10/01/21	45	45,782
Omnicom Group, Inc. / Omnicom Capital, Inc., 4.45%, 08/15/20	465	475,236
Sky Ltd., 2.63%, 09/16/19 (b)	1,255	1,252,816

		4,606,449
Metals & Mining — 0.2%
Anglo American Capital PLC, 4.13%, 04/15/21 (b)	200	201,920
Newmont Mining Corp., 3.50%, 03/15/22	190	192,628

		394,548
Multi-Utilities — 0.7%
Alliant Energy Finance LLC, 3.75%, 06/15/23 (b)	245	249,862
CenterPoint Energy, Inc. :
3.60%, 11/01/21	130	131,923
2.50%, 09/01/22	270	263,494
DTE Energy Co., 3.70%, 08/01/23	145	148,441
Sempra Energy, (3 mo. LIBOR US + 0.500%), 3.29%, 01/15/21 (a)	220	218,150
WEC Energy Group, Inc., 3.38%, 06/15/21	200	202,363

		1,214,233
Oil, Gas & Consumable Fuels — 6.8%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. :
6.25%, 10/15/22	53	54,457
3.50%, 12/01/22	145	146,464
Apache Corp., 3.25%, 04/15/22	193	193,152
Canadian Natural Resources Ltd., 2.95%, 01/15/23	125	124,072
Continental Resources, Inc., 4.50%, 04/15/23	1,156	1,196,670
Devon Energy Corp., 3.25%, 05/15/22	235	237,238
Enbridge Energy Partners LP, 4.38%, 10/15/20	350	357,616
Enbridge, Inc., 2.90%, 07/15/22	225	224,345
Encana Corp., 3.90%, 11/15/21	725	738,130
Energy Transfer Operating LP :
4.15%, 10/01/20	1,050	1,066,911
3.60%, 02/01/23	150	151,251
Energy Transfer Partners LP/Regency Energy Finance Corp., 5.75%, 09/01/20	455	469,261
Enterprise Products Operating LLC, 2.55%, 10/15/19	285	284,436
EOG Resources, Inc., 2.45%, 04/01/20	345	343,586
Kinder Morgan Energy Partners LP, 5.80%, 03/01/21	1,235	1,298,769
Kinder Morgan, Inc., 4.30%, 03/01/28	320	330,559
Pioneer Natural Resources Co. :
7.50%, 01/15/20	45	46,565
3.45%, 01/15/21	385	388,541
Schlumberger Investment SA, 3.30%, 09/14/21 (b)	500	505,656
Texas Eastern Transmission LP, 2.80%, 10/15/22 (b)	190	187,221
TransCanada PipeLines Ltd., 2.50%, 08/01/22	1,555	1,539,747
Williams Cos., Inc., 3.70%, 01/15/23 (d)	1,190	1,211,460

		11,096,107
Pharmaceuticals — 2.0%
Allergan Finance LLC, 3.25%, 10/01/22 (d)	2,415	2,415,013

Security	Par (000)	Value
Pharmaceuticals (continued)
Allergan Funding SCS, 3.45%, 03/15/22	$203	$204,828
Mylan NV, 2.50%, 06/07/19	69	68,948
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21	93	91,852
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28 (b)	475	514,927

		3,295,568
Road & Rail — 3.4%
CSX Corp., 3.70%, 10/30/20	180	182,309
Penske Truck Leasing Co. LP/PTL Finance Corp. :
2.50%, 06/15/19 (b)	320	319,564
3.05%, 01/09/20 (b)	1,545	1,545,093
3.20%, 07/15/20 (b)	1,360	1,362,872
3.38%, 02/01/22 (b)	440	441,716
2.70%, 03/14/23 (b)	505	493,457
Ryder System, Inc. :
2.88%, 09/01/20	948	948,915
3.45%, 11/15/21	225	226,950

		5,520,876
Semiconductors & Semiconductor Equipment — 1.1%
Analog Devices, Inc., 2.85%, 03/12/20	70	70,023
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22	214	212,965
Lam Research Corp., 2.80%, 06/15/21 (d)	1,400	1,400,200
QUALCOMM, Inc., 2.60%, 01/30/23	95	93,887

		1,777,075
Software — 0.2%
CA, Inc., 3.60%, 08/15/22	265	266,871

Technology Hardware, Storage & Peripherals — 0.6%
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	600	605,233
NetApp, Inc., 2.00%, 09/27/19	320	318,660

		923,893
Tobacco — 0.9%
Altria Group, Inc., 3.80%, 02/14/24	185	188,291
BAT Capital Corp., 2.76%, 08/15/22	1,305	1,283,382

		1,471,673
Trading Companies & Distributors — 0.8%
Air Lease Corp. :
3.38%, 06/01/21	155	155,722
2.63%, 07/01/22	650	634,863
International Lease Finance Corp., 4.63%, 04/15/21	468	478,848

		1,269,433
Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC :
3.36%, 03/20/23 (b)	125	124,962
4.74%, 09/20/29 (b)	400	404,500

		529,462
Total Corporate Bonds — 61.2% (Cost: $99,409,850)		99,804,712

70	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations — 0.4%
Chile — 0.1%
Empresa Nacional del Petroleo, 5.25%, 8/10/20 (b)	$200		$203,989

Mexico — 0.3%
Petroleos Mexicanos, 6.00%, 3/05/20	425		434,329

Total Foreign Agency Obligations — 0.4% (Cost: $636,868)			638,318

Foreign Government Obligations — 0.9%
Canada — 0.9%
Province of Alberta, 3.35%, 11/01/23	183		188,898
Province of Ontario, 3.40%, 10/17/23	1,200		1,241,836

Total Foreign Government Obligations — 0.9% (Cost: $1,413,195)			1,430,734

Non-Agency Mortgage-Backed Securities — 10.0%
Collateralized Mortgage Obligations — 0.8%
Bear Stearns Alt-A Trust, Series 2004-13,
Class A1, (1 mo. LIBOR US + 0.740%), 3.23%, 11/25/34 (a)	0	(f)	482
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB1,
Class 2A, 4.17%, 05/20/34 (c)	50		50,662
JP Morgan Trust:
Series 2015-3, Class A5, 3.50%, 05/25/45 (b)(c)	705		708,086
Series 2016-2, Class A1, 2.80%, 06/25/46 (b)(c)	593		589,839

			1,349,069
Commercial Mortgage-Backed Securities — 8.8%
CGBAM Commercial Mortgage Trust,
Series 2015-SMRT, Class B, 3.21%, 04/10/28 (b)	830		832,008
Commercial Mortgage Trust:
Series 2013-CR12, Class A2, 2.90%, 10/10/46	243		242,464
Series 2013-SFS, Class A1, 1.87%, 04/12/35 (b)	215		210,232
Series 2014-UBS2, Class A2, 2.82%, 03/10/47	370		369,932
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47	1,110		1,127,595
Series 2015-CR23, Class A2, 2.85%, 05/10/48	3,740		3,733,031
GS Mortgage Securities Trust,
Series 2013-GC16, Class AAB, 3.81%, 11/10/46	1,412		1,442,485
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-CBX, Class A4, 3.48%, 06/15/45	3,000		3,042,126
LB-UBS Commercial Mortgage Trust,
Series 2007-C6, Class AM, 6.11%, 07/15/40 (c)	47		46,995
Morgan Stanley Capital I Trust:

Security	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2012-C4, Class A4, 3.24%, 03/15/45	$1,900	$1,918,222
Series 2014-CPT, Class A, 3.35%, 07/13/29 (b)	1,300	1,316,423
Waldorf Astoria Boca Raton Trust,
Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 3.83%, 06/15/29 (a)(b)	150	149,996

		14,431,509
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class XA, 0.76%, 09/15/48 (c)	4,958	189,264
Commercial Mortgage Trust:
Series 2015-CR23, Class XA, 0.95%, 05/10/48 (c)	2,529	94,397
Series 2015-LC21, Class XA, 0.77%, 07/10/48 (c)	6,144	200,364
CSAIL Commercial Mortgage Trust,
Series 2016-C6, Class XA, 1.79%, 01/15/49 (c)	982	84,892

		568,917
Total Non-Agency Mortgage-Backed Securities — 10.0% (Cost: $16,869,598)		16,349,495

U.S. Government Sponsored Agency Securities — 19.6%
Collateralized Mortgage Obligations — 2.5%
Freddie Mac:
Series 3959, Class MA, 4.50%, 11/15/41	198	209,923
Series 3986, Class M, 4.50%, 09/15/41	217	227,811
Series 4253, Class PA, 3.50%, 08/15/41	433	438,725
Series 4274, Class PN, 3.50%, 10/15/35	377	388,825
Series 4390, Class CA, 3.50%, 06/15/50	394	400,177
Series 4459, Class BN, 3.00%, 08/15/43	765	769,936
Series 4482, Class DH, 3.00%, 06/15/42	411	412,036
Series 4493, Class PA, 3.00%, 02/15/44	579	583,798
Series 4494, Class KA, 3.75%, 10/15/42	677	696,024

		4,127,255
Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac, Series KP03, Class A2, 1.78%, 07/25/19	348	346,898

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2013-M5, Class X2, 2.21%, 01/25/22 (c)	874	25,141
Freddie Mac, Series KW01, Class X1, 0.98%, 01/25/26 (c)	2,062	110,216

		135,357
Mortgage-Backed Securities — 16.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27-04/01/34 (d)(g)	5,113	5,088,193
3.00%, 09/01/30-04/01/34 (d)(g)	5,381	5,440,497
4.00%, 09/01/33-04/01/34 (d)(g)	7,260	7,540,754
4.50%, 09/01/26	76	78,788
5.00%, 07/01/19-07/01/25	51	52,202
(12 mo. LIBOR US + 1.579%), 2.87%, 07/01/44 (a)(d)	879	888,366
(12 mo. LIBOR US + 1.590%), 3.05%, 10/01/45 (a)(d)	1,504	1,516,560

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
(12 mo. LIBOR US + 1.590%), 3.14%, 06/01/45 (a)(d)	$1,168	$1,181,611
(12 mo. LIBOR US + 1.697%), 2.71%, 07/01/43 (a)(d)	1,549	1,560,982
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/27 (d)	729	728,764
5.00%, 12/01/19-09/01/21	8	8,575
5.50%, 05/01/22	38	38,381
(12 mo. LIBOR US + 1.620%), 2.60%, 03/01/45 (a)(d)	1,251	1,256,882
(12 mo. LIBOR US + 1.622%), 3.09%, 05/01/45 (a)(d)	2,072	2,090,957

		27,471,512

Total U.S. Government Sponsored Agency Securities — 19.6% (Cost: $32,219,497)		32,081,022

Total Long-Term Investments — 111.0% (Cost: $181,514,925)		181,054,128

Security	Shares	Value

Short-Term Securities — 8.5%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.27% (h)	13,866,889	$13,866,889

Total Short-Term Securities — 8.5% (Cost: $13,866,889)		13,866,889

Options Purchased — 0.0% (Cost: $39,038)		9,196

Total Investments — 119.5% (Cost: $195,420,852)		194,930,213

Liabilities in Excess of Other Assets — (19.5)%		(31,754,386)

Net Assets — 100.0%		$163,175,827

72	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Amount is less than $500.
(g)	Represents or includes a TBA transaction.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	2.79%	12/06/18	Open	$910,000	$917,594	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79%	12/31/18	Open	1,091,825	1,099,525	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79%	01/25/19	Open	811,562	815,524	Corporate Bonds	Open/Demand
BNP Paribas	2.70%	01/28/19	Open	398,969	400,824	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79%	02/11/19	Open	937,500	940,988	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.75%	03/04/19	Open	1,840,000	1,843,936	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,488,000	1,489,574	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	2,052,000	2,054,171	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	466,000	466,493	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	434,000	434,459	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	137,000	137,145	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,995,000	1,997,110	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	699,000	699,739	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	308,000	308,326	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	390,000	390,413	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	851,000	851,900	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,469,000	1,470,554	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,275,000	1,276,349	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,137,000	1,138,203	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,203,000	1,204,273	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	$1,853,000	$1,854,960	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,505,000	1,506,592	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,373,000	1,374,452	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,308,000	1,309,384	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	425,000	425,450	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	1,548,000	1,549,637	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	187,000	187,198	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.72%	03/14/19	04/15/2019	229,000	229,242	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	2.79%	03/14/19	Open	1,781,300	1,783,785	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.79%	03/19/19	Open	736,250	736,935	Corporate Bonds	Open/Demand

				$30,839,406	$30,894,735

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

74	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	410,000	CAD	546,295	Royal Bank of Canada	06/19/19	$373

Net Unrealized Appreciation						$373

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Bonds (30 Year)	2	06/19/19	$299	$8,995
U.S. Treasury Notes (2 Year)	422	06/28/19	89,926	300,144

				309,139

Short Contracts
Euro-Bund	12	06/06/19	2,239	(2,276)
U.S. Treasury Notes (10 Year)	48	06/19/19	5,963	(9,535)
U.S. Ultra Treasury Notes (10 Year)	23	06/19/19	3,054	(39,628)
U.S. Treasury Notes (5 Year)	9	06/28/19	1,042	128

				(51,311)

				$257,828

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)
Description	Rate	Frequency	Rate	Frequency	Counterparty				Value

Put
5-Year Interest Rate Swap, 01/20/27	3.35%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	Deutsche Bank AG	01/18/22	3.35%	$1,735	$9,196

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3-month LIBOR, 2.60%	Quarterly	1.51%	Semi-annual	N/A		04/21/19	$20,000	$8,348	$6	$8,342
1.22%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	N/A		05/18/21	$10,000	227,338	103	227,235
1.30%	Semi-annual	3-month LIBOR, 2.60%	Quarterly	N/A		05/20/21	$10,000	206,807	103	206,704
3-month LIBOR, 2.60%	Quarterly	2.70%	Semi-annual	01/20/22	(a)	01/20/27	$580	8,068	5	8,063

								$450,561	$217	$450,344

(a)	Forward swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$217	$—	$450,344	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	Net unrealized appreciation(a)	$—	$—	$—	$—	$309,267	$—	$309,267
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	373	—	—	373
Options purchased	Investments at value — unaffiliated(b)	—	—	—	—	9,196	—	9,196
Swaps — centrally cleared	Net unrealized appreciation(a)	—	—	—	—	450,344	—	450,344

		$—	$—	$—	$373	$768,807	$—	$769,180

Liabilities — Derivative Financial Instruments

Futures contracts	Net unrealized depreciation(a)	$—	$—	$—	$—	$51,439	$—	$51,439

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended March 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Futures contracts	$—	$—	$—	$—	$(175,996)	$—	$(175,996)
Forward foreign currency exchange contracts	—	—	—	5,571	—	—	5,571
Swaps	—	2,280	—	—	(252,683)	—	(250,403)

	$—	$2,280	$—	$5,571	$(428,679)	$—	$(420,828)

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$—	$—	$—	$—	$530,530	$—	$530,530
Forward foreign currency exchange contracts	—	—	—	373	—	—	373
Options purchased(a)	—	—	—	—	(18,433)	—	(18,433)
Swaps	—	—	—	—	(31,158)	—	(31,158)

	$—	$—	$—	$373	$480,939	$—	$481,312

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

76	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$88,976,369
Average notional value of contracts — short	23,131,226
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	102,500
Options:
Average notional value of swaption contracts purchased	1,735,000
Credit default swaps:
Average notional value — buy protection	—	(a)
Interest rate swaps:
Average notional value — pays fixed rate	25,287,500
Average notional value — receives fixed rate	26,080,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$39,879	$92,294
Forward foreign currency exchange contracts	373	—
Options(a)	9,196	—
Swaps — Centrally cleared	—	5,082

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$49,448	$97,376
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(39,879)	(97,376)

Total derivative assets and liabilities subject to an MNA	$9,569	$—

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)

Deutsche Bank AG	$9,196	$—	$—	$—	$9,196
Royal Bank of Canada	373	—	—	—	373

	$9,569	$—	$—	$—	$9,569

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2019	BATS: Series S Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$30,640,455	$—	$30,640,455
Corporate Bonds(a)	—	99,804,712	—	99,804,712
Capital Trusts(a)	—	109,392	—	109,392
Foreign Agency Obligations	—	638,318	—	638,318
Foreign Government Obligations	—	1,430,734	—	1,430,734
Non-Agency Mortgage-Backed Securities	—	16,349,495	—	16,349,495
U.S. Government Sponsored Agency Securities	—	32,081,022	—	32,081,022
Short-Term Securities	13,866,889	—	—	13,866,889
Options Purchased:
Interest rate contracts	—	9,196	—	9,196

	$13,866,889	$181,063,324	$—	$194,930,213

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$373	$—	$373
Interest rate contracts	309,267	450,344	—	759,611
Liabilities:
Interest rate contracts	(51,439)	—	—	(51,439)

	$257,828	$450,717	$—	$708,545

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $30,894,735 are categorized as Level 2 within the disclosure hierarchy.

During the year ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

78	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2019

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments at value — unaffiliated(a)	$986,727,985	$370,653,205	$254,923,136
Cash pledged:
Collateral — OTC derivatives	690,000	—	—
Futures contracts	—	138,710	365,650
Centrally cleared swaps	—	75,000	—
Receivables:
Investments sold	—	—	2,539,082
Capital shares sold	858,369	636,905	1,088,572
Dividends — unaffiliated	1,528	14	649
Interest — unaffiliated	4,381,471	3,549,411	2,669,899
From the Manager	39,298	74,515	47,007
Principal paydowns	4,991	—	—
Variation margin on futures contracts	—	7,686	57,039
Swap premiums paid	8,617	14,772	—
Unrealized appreciation on OTC swaps	376,883	35,265	—
Deferred offering costs	—	—	5,860
Prepaid expenses	45,355	22,865	25,038

Total assets	993,134,497	375,208,348	261,721,932

ACCRUED LIABILITIES
Cash received:
Collateral — OTC derivatives	—	260,000	—
Payables:
Investments purchased	10,085,949	—	17,739,194
Board realignment and consolidation	—	3,879	1,126
Capital shares redeemed	581,453	532,935	4,774
Income dividends	4,125,778	1,247,650	791,747
Interest expense and fees	—	—	53,754
Offering costs	85,521	—	27,594
Trustees’ and Officer’s fees	9,826	3,073	1,572
Other accrued expenses	203,263	153,499	130,884
Variation margin on futures contracts	—	32,230	—
Variation margin on centrally cleared swaps	—	10,510	—
Swap premiums received	742,524	34,210	—
Unrealized depreciation on OTC swaps	13,815	2,105	—

Total accrued liabilities	15,848,129	2,280,091	18,750,645

OTHER LIABILITIES
TOB Trust Certificates	—	—	8,085,000

Total other liabilities	—	—	8,085,000

Total liabilities	15,848,129	2,280,091	26,835,645

NET ASSETS	$977,286,368	$372,928,257	$234,886,287

NET ASSETS CONSIST OF
Paid-in capital	$987,307,708	$367,996,581	$226,618,025
Accumulated earnings (loss)	(10,021,340)	4,931,676	8,268,262

NET ASSETS	$977,286,368	$372,928,257	$234,886,287

NET ASSET VALUE
Shares outstanding(b)	97,809,003	36,278,387	21,538,714

Net asset value	$9.99	$10.28	$10.91

(a) Investments at cost — unaffiliated	$995,964,615	$362,084,221	$245,954,520
(b) Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Assets and Liabilities  (continued)

March 31, 2019

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments at value — unaffiliated(a)	$1,380,701,312	$—	$194,930,213
Investments at value — affiliated(b)	—	15,547,936	—
Cash	33,816	34,427,226	—
Cash pledged:
Collateral — OTC derivatives	918,000	—	—
Futures contracts	483,000	210,190	189,920
Centrally cleared swaps	871,960	1,854,570	105,930
Foreign currency at value(c)	—	261	47,235
Receivables:
Investments sold	49,215,028	—	807,060
TBA sale commitments	489,758,594	—	—
Capital shares sold	3,568,618	13,489	2,595,274
Dividends — unaffiliated	64	23,563	730
Dividends — affiliated	—	39,265	—
Interest — unaffiliated	3,309,681	—	1,006,579
From the Manager	154,796	30,617	49,484
Principal paydowns	—	—	11,394
Variation margin on futures contracts	135,664	2,250	39,879
Variation margin on centrally cleared swaps	507	221,715	—
Swap premiums paid	1,088,263	—	—
Unrealized appreciation on:
OTC swaps	707,361	—	—
Forward foreign currency exchange contracts	—	—	373
Prepaid expenses	37,135	12,343	20,875

Total assets	1,930,983,799	52,383,425	199,804,946

LIABILITIES
Cash received:
Collateral — Reverse repurchase agreements	—	—	129,000
Collateral — OTC derivatives	500,000	—	—
Collateral — TBA commitments	1,180,000	—	—
Options written at value(d)	90,750	—	—
TBA sale commitments at value(e)	491,655,481	—	—
Reverse repurchase agreements at value	—	—	30,894,735
Payables:
Investments purchased	631,720,205	—	4,853,867
Board realignment and consolidation	3,795	1,118	1,537
Capital shares redeemed	1,494,480	584,259	142,426
Income dividends	2,610,830	—	378,308
Trustees’ and Officer’s fees	3,599	3,171	1,466
Other accrued expenses	286,194	80,056	130,404
Variation margin on futures contracts	31,558	60,401	92,294
Variation margin on centrally cleared swaps	—	—	5,082
Swap premiums received	1,594,451	—	—
Unrealized depreciation on OTC swaps	38,207	—	—

Total liabilities	1,131,209,550	729,005	36,629,119

NET ASSETS	$799,774,249	$51,654,420	$163,175,827

NET ASSETS CONSIST OF
Paid-in capital	$815,340,829	$82,198,985	$172,382,327
Accumulated loss	(15,566,580)	(30,544,565)	(9,206,500)

NET ASSETS	$799,774,249	$51,654,420	$163,175,827

NET ASSET VALUE
Shares outstanding(f)	83,415,801	5,587,225	17,174,294

Net asset value	$9.59	$9.25	$9.50

(a) Investments at cost — unaffiliated	$1,374,950,295	$—	$195,420,852
(b) Investments at cost — affiliated	$—	$15,809,366	$—
(c) Foreign currency at cost	$—	$265	$47,679
(d) Premiums received	$106,712	$—	$—
(e) Proceeds from TBA sale commitments	$489,758,594	$—	$—
(f) Unlimited number of shares authorized, $0.001 par value

See notes to financial statements.

80	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2019

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$39,693,031	$14,481,236	$7,955,623
Dividends — unaffiliated	836,820	58,522	107,645
Other Income	1,800	948	1,349

Total investment income	40,531,651	14,540,706	8,064,617

EXPENSES
Registration	83,768	40,514	40,457
Accounting services	72,525	52,549	43,081
Professional	48,201	69,400	59,944
Transfer agent	46,001	117,462	24,750
Trustees and Officer	14,590	13,039	9,945
Printing	9,777	15,266	7,929
Custodian	8,784	376	960
Board realignment and consilidation	2,224	4,669	1,400
Pricing	5,732	19,652	46,153
Miscellaneous	15,950	9,520	6,050

Total expenses excluding interest expense	307,552	342,447	240,669
Interest expense and fees(a)	—	—	144,982

Total expenses	307,552	342,447	385,651
Less:
Fees waived and/or reimbursed by the Manager	(303,204)	(335,653)	(239,212)

Total expenses after fees waived and/or reimbursed	4,348	6,794	146,439

Net investment income	40,527,303	14,533,912	7,918,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(494,172)	(3,786,708)	404,001
Futures contracts	—	1,113,744	(398,803)
Swaps	390,118	(316,178)	—

	(104,054)	(2,989,142)	5,198

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,510,452)	6,837,753	4,271,474
Futures contracts	—	(703,859)	(147,446)
Swaps	347,942	22,262	—

	(6,162,510)	6,156,156	4,124,028

Realized and unrealized gain (loss)	(6,266,564)	3,167,014	4,129,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,260,739	$17,700,926	$12,047,404

(a) Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Operations  (continued)

Year Ended March 31, 2019

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$26,043,874	$312,094	$5,243,539
Dividends — unaffiliated	135,484	—	116,244
Dividends — affiliated	—	595,163	—
Other income	1,536	—	1,626

Total investment income	26,180,894	907,257	5,361,409

EXPENSES
Custodian	160,654	2,861	15,135
Transfer agent	133,950	23,146	31,090
Registration	86,937	29,182	31,276
Pricing	85,275	—	12,769
Accounting services	73,710	35,401	42,413
Professional	58,766	27,136	61,849
Trustees and Officer	18,729	10,433	8,513
Printing	17,845	9,115	11,845
Board realignment and consolidation	5,210	1,246	1,866
Miscellaneous	18,365	5,134	5,764

Total expenses excluding interest expense	659,441	143,654	222,520
Interest expense(a)	—	—	939,692

Total expenses	659,441	143,654	1,162,212
Less:
Fees waived and/or reimbursed by the Manager	(652,106)	(142,351)	(219,530)

Total expenses after fees waived and/or reimbursed	7,335	1,303	942,682

Net investment income	26,173,559	905,954	4,418,727

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,886,752)	—	(950,696)
Investments — affiliated	—	(398,601)	—
Foreign currency transactions	—	—	2,952
Forward foreign currency exchange contracts	—	—	5,571
Futures contracts	242,868	203,087	(175,996)
Swaps	(758,955)	1,536,691	(250,403)

	(4,402,839)	1,341,177	(1,368,572)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	17,171,478	—	2,951,369
Investments — affiliated	—	591,100	—
Foreign currency translations	—	(11)	(6,748)
Forward foreign currency exchange contracts	—	—	373
Futures contracts	(221,130)	360,096	530,530
Options written	15,962	—	—
Swaps	(391,955)	(4,112,425)	(31,158)

	16,574,355	(3,161,240)	3,444,366

Net realized and unrealized gain (loss)	12,171,516	(1,820,063)	2,075,794

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,345,075	$(914,109)	$6,494,521

(a)	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See notes to financial statements.

82	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Year Ended March 31,		Year Ended March 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,527,303	$24,809,695	$14,533,912	$14,195,947
Net realized gain (loss)	(104,054)	1,023,141	(2,989,142)	1,858,623
Net change in unrealized appreciation (depreciation)	(6,162,510)	(3,262,849)	6,156,156	(4,155,441)

Net increase in net assets resulting from operations	34,260,739	22,569,987	17,700,926	11,899,129

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(43,556,280)	(24,000,709)	(14,687,683)	(16,106,903)

CAPITAL SHARE TRANSACTIONS
Shares sold	692,348,692	313,859,125	88,295,064	100,852,867
Shares redeemed	(277,349,588)	(64,629,298)	(107,054,054)	(125,221,980)

Net increase (decrease) in net assets derived from capital share transactions	414,999,104	249,229,827	(18,758,990)	(24,369,113)

NET ASSETS(b)
Total increase (decrease) in net assets	405,703,563	247,799,105	(15,745,747)	(28,576,887)
Beginning of year	571,582,805	323,783,700	388,674,004	417,250,891

End of year	$977,286,368	$571,582,805	$372,928,257	$388,674,004

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Changes in Net Assets  (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Year Ended March 31,		Year Ended March 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,918,178	$7,157,687	$26,173,559	$17,345,884
Net realized gain (loss)	5,198	1,635,414	(4,402,839)	(449,064)
Net change in unrealized appreciation (depreciation)	4,124,028	2,621,284	16,574,355	(11,170,177)

Net increase in net assets resulting from operations	12,047,404	11,414,385	38,345,075	5,726,643

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(9,058,546)	(7,271,362)	(28,369,325)	(21,306,246)

CAPITAL SHARE TRANSACTIONS
Shares sold	107,337,550	60,408,804	232,427,176	412,562,690
Shares redeemed	(55,582,026)	(30,756,095)	(252,659,321)	(185,019,368)

Net increase (decrease) in net assets derived from capital share transactions	51,755,524	29,652,709	(20,232,145)	227,543,322

NET ASSETS(b)
Total increase (decrease) in net assets	54,744,382	33,795,732	(10,256,395)	211,963,719
Beginning of year	180,141,905	146,346,173	810,030,644	598,066,925

End of year	$234,886,287	$180,141,905	$799,774,249	$810,030,644

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

84	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Year Ended March 31,		Year Ended March 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$905,954	$913,172	$4,418,727	$3,752,089
Net realized gain (loss)	1,341,177	(990,090)	(1,368,572)	373,610
Net change in unrealized appreciation (depreciation)	(3,161,240)	1,904,562	3,444,366	(1,895,654)

Net increase in net assets resulting from operations	(914,109)	1,827,644	6,494,521	2,230,045

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(620,004)	(549,664)	(4,649,704)	(4,838,425)

CAPITAL SHARE TRANSACTIONS
Shares sold	14,053,229	23,549,473	64,260,569	59,181,234
Shares redeemed	(44,944,841)	(61,801,345)	(78,868,632)	(72,536,659)

Net decrease in net assets derived from capital share transactions	(30,891,612)	(38,251,872)	(14,608,063)	(13,355,425)

NET ASSETS(b)
Total decrease in net assets	(32,425,725)	(36,973,892)	(12,763,246)	(15,963,805)
Beginning of year	84,080,145	121,054,037	175,939,073	191,902,878

End of year	$51,654,420	$84,080,145	$163,175,827	$175,939,073

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statement of Cash Flows Year Ended March 31, 2019

		BATS: Series S Portfolio

CASH PROVIDED (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$6,494,521
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principle paydowns		463,814,158
Purchases of long-term investments		(424,102,599)
Net purchases of short-term securities		(1,990,050)
Amortization of premium and accretion of discount on investments and other fees		423,468
Net realized loss on investments		950,696
Net unrealized appreciation on investments and foreign currency translations		(2,951,744)

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated		83,282
Dividends — unaffiliated		6,841
From the Manager		(24,145)
Principal paydowns		(11,394)
Variation margin on futures contracts		(39,879)
Prepaid expenses		(5,933)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — Reverse repurchase agreements		129,000
Payables:
Interest expense		(206,968)
Trustees’ and Officer’s fees		(5,570)
Variation margin on futures contracts		92,294
Variation margin on centrally cleared swaps		285
Board realignment and consolidation		1,537
Other accrued expenses		(10,516)

Net cash provided by operating activities		42,647,284

CASH USED FOR FINANCING ACTIVITIES
Net borrowing of reverse repurchase agreements		(21,359,747)
Cash dividends paid to shareholders		(4,664,174)
Payments on redemption of capital shares		(79,403,086)
Proceeds from issuance of capital shares		61,694,477

Net cash used for financing activities		(43,732,530)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations		(6,750)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency		(1,091,996)
Restricted and unrestricted cash and foreign currency at beginning of year		1,435,081

Restricted and unrestricted cash and foreign currency at end of year		$343,085

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense		$1,146,660

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE STATEMENTS OF ASSETS AND LIABILITIES

	March 31,
	2019	2018
Cash	$—	$938,540
Cash pledged:
Futures contracts	189,920	319,920
Centrally cleared swaps	105,930	98,930
Foreign currency at value	47,235	77,691

	$343,085	$1,435,081

See notes to financial statements.

86	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio
	Year Ended March 31,				Period from 09/21/2015(a) to
	2019		2018	2017	03/31/2016

Net asset value, beginning of period	$10.14		$10.14	$9.82	$10.00

Net investment income(b)	0.53		0.58	0.51	0.48
Net realized and unrealized gain (loss)	(0.11)		(0.03)	0.43	(0.27)

Net increase from investment operations	0.42		0.55	0.94	0.21

Distributions(c)
From net investment income	(0.52)		(0.49)	(0.62)	(0.39)
From net realized gain	(0.05)		(0.06)	—	—

Total distributions	(0.57)		(0.55)	(0.62)	(0.39)

Net asset value, end of period	$9.99		$10.14	$10.14	$9.82

Total Return(d)
Based on net asset value	4.31%		5.55%	9.76%	2.07	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.04%		0.12%	0.26%	1.23	%(f)(h)

Total expenses after fees waived and/or reimbursed excluding amortization of offering costs	0.00	%(i)	0.00%	0.00%	0.01	%(f)

Net investment income	5.26%		5.65%	5.01%	9.03	%(f)

Supplemental Data
Net assets, end of period (000)	$977,286		$571,583	$323,784	$38,956

Portfolio turnover rate	43%		45%	84%	45%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,			Period from 09/21/2015(a) to
	2019	2018	2017	03/31/2016

Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.
(i)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio

	Year Ended March 31,

	2019		2018		2017		2016		2015

Net asset value, beginning of year	$10.18		$10.31		$10.37		$10.77		$10.60

Net investment income(a)	0.39		0.37		0.36		0.38		0.41
Net realized and unrealized gain (loss)	0.10		(0.08)		(0.04)		(0.31)		0.33

Net increase from investment operations	0.49		0.29		0.32		0.07		0.74

Distributions(b)
From net investment income	(0.39)		(0.37)		(0.36)		(0.38)		(0.40)
From net realized gain	(0.00	)(c)	(0.05)		(0.02)		(0.09)		(0.17)

Total distributions	(0.39)		(0.42)		(0.38)		(0.47)		(0.57)

Net asset value, end of year	$10.28		$10.18		$10.31		$10.37		$10.77

Total Return(d)
Based on net asset value	5.05%		2.82%		3.12%		0.70%		7.22%

Ratios to Average Net Assets
Total expenses	0.09	%(e)	0.11	%(e)	0.11	%(e)	0.13	%(e)	0.14%

Total expenses after fees waived and/or reimbursed	0.00	%(e)(f)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.01%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)(f)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%

Net investment income	3.91	%(e)	3.55	%(e)	3.45	%(e)	3.68	%(e)	3.81%

Supplemental Data
Net assets, end of year (000)	$372,928		$388,674		$417,251		$353,632		$361,083

Portfolio turnover rate	55%		31%		32%		53%		44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,

	2019	2018	2017	2016

Investments in underlying funds	0.00%	0.00%	0.01%	0.01%

(f)	Amount is less than 0.005%.

See notes to financial statements.

88	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio

	Year Ended March 31,								Period from 08/04/2014(a) to

	2019		2018		2017		2016		03/31/2015

Net asset value, beginning of period	$10.78		$10.49		$10.75		$10.47		$10.00

Net investment income(b)	0.47		0.45		0.45		0.43		0.28
Net realized and unrealized gain (loss)	0.21		0.30		(0.16)		0.29		0.48

Net increase from investment operations	0.68		0.75		0.29		0.72		0.76

Distributions(c)
From net investment income	(0.47)		(0.45)		(0.45)		(0.43)		(0.28)
From net realized gain	(0.08)		(0.01)		(0.10)		(0.01)		(0.01)

Total distributions	(0.55)		(0.46)		(0.55)		(0.44)		(0.29)

Net asset value, end of period	$10.91		$10.78		$10.49		$10.75		$10.47

Total Return(d)
Based on net asset value	6.44%		7.22%		2.78%		7.15%		7.70	%(e)

Ratios to Average Net Assets
Total expenses	0.21	%(f)	0.27	%(f)	0.23	%(f)	0.34	%(f)	0.94	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.08	%(f)	0.06	%(f)	0.06	%(f)	0.02	%(f)	0.00	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(f)(i)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(g)

Net investment income	4.35	%(f)	4.17	%(f)	4.21	%(f)	4.17	%(f)	4.07	%(g)

Supplemental Data
Net assets, end of period (000)	$234,886		$180,142		$146,346		$110,186		$48,461

Borrowings outstanding, end of period (000)	$8,085		$6,625		$6,625		$4,835		$—

Portfolio turnover rate	53%		100%		87%		44%		30%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,
	2019	2018	2017	2016

Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(g)	Annualized.
(h)	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.02%.
(i)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio

	Year Ended March 31,

	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.47		$9.69	$9.93	$10.03	$9.70

Net investment income(a)	0.31		0.25	0.21	0.22	0.20
Net realized and unrealized gain (loss)	0.15		(0.16)	(0.16)	0.02	0.37

Net increase from investment operations	0.46		0.09	0.05	0.24	0.57

Distributions(b)
From net investment income	(0.34)		(0.31)	(0.29)	(0.27)	(0.24)
From net realized gain	—		—	—	(0.07)	(0.00	)(c)

Total distributions	(0.34)		(0.31)	(0.29)	(0.34)	(0.24)

Net asset value, end of year	$9.59		$9.47	$9.69	$9.93	$10.03

Total Return(d)
Based on net asset value	4.94%		0.91%	0.51%	2.44%	5.91%

Ratios to Average Net Assets(e)
Total expenses	0.08%		0.08%	0.09%	0.11%	0.13%

Total expenses after fees waived and/or reimbursed	0.00	%(f)	0.00%	0.00%	0.00%	0.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(f)	0.00%	0.00%	0.00%	0.00%

Net investment income	3.30%		2.59%	2.12%	2.25%	2.04%

Supplemental Data
Net assets, end of year (000)	$799,774		$810,031	$598,067	$552,687	$520,933

Portfolio turnover rate(g)	1,209%		1,515%	1,728%	1,789%	2,258%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,

	2019	2018	2017	2016	2015

Investments in underlying funds	0.00%	0.01%	0.01%	0.01%	0.01%

(f)	Amount is less than 0.005%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,

	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	683%	833%	1,040%	1,090%	1,356%

See notes to financial statements.

90	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Year Ended March 31,

	2019		2018	2017	2016	2015

Net asset value, beginning of year	$9.56		$9.38	$8.95	$9.38	$10.24

Net investment income(a)	0.12		0.08	0.09	0.10	0.07
Net realized and unrealized gain (loss)	(0.34)		0.15	0.34	(0.53)	(0.93)

Net increase (decrease) from investment operations	(0.22)		0.23	0.43	(0.43)	(0.86)

Distributions(b)
From net investment income	(0.09)		(0.05)	—	—	—

Total distributions	(0.09)		(0.05)	—	—	—

Net asset value, end of year	$9.25		$9.56	$9.38	$8.95	$9.38

Total Return(c)
Based on net asset value	(2.32)%		2.49%	4.80%	(4.48)%	(8.40)%

Ratios to Average Net Assets(d)
Total expenses	0.20%		0.19%	0.13%	0.11%	0.12%

Total expenses after fees waived and/or reimbursed	0.00	%(e)	0.00%	0.00%	0.00%	0.00%

Net investment income	1.24%		0.89%	1.00%	1.04%	0.67%

Supplemental Data
Net assets, end of year (000)	$51,654		$84,080	$121,054	$221,470	$322,498

Portfolio turnover rate	0%		6%	10%	0%	0%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,

	2019	2018	2017	2016	2015

Investments in underlying funds	0.16%	0.17%	0.08%	0.05%	0.04%

(e)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio

	Year Ended March 31,

	2019		2018		2017	2016	2015

Net asset value, beginning of year	$9.38		$9.53		$9.54	$9.76	$9.84

Net investment income(a)	0.25		0.20		0.19	0.26	0.23
Net realized and unrealized gain (loss)	0.13		(0.09)		0.11	(0.15)	(0.05)

Net increase from investment operations	0.38		0.11		0.30	0.11	0.18

Distributions(b)
From net investment income	(0.26)		(0.26)		(0.31)	(0.33)	(0.26)
From net realized gain	—		—		—	—	—

Total distributions	(0.26)		(0.26)		(0.31)	(0.33)	(0.26)

Net asset value, end of year	$9.50		$9.38		$9.53	$9.54	$9.76

Total Return(c)
Based on net asset value	4.11%		1.15%		3.21%	1.18%	1.81	%(d)

Ratios to Average Net Assets
Total expenses	0.69	%(e)	0.76	%(e)	0.48%	0.31%	0.16%

Total expenses after fees waived and/or reimbursed	0.56	%(e)	0.59	%(e)	0.34%	0.18%	0.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(e)(f)	0.00	%(e)	0.00%	0.00%	0.00%

Net investment income	2.62	%(e)	2.11	%(e)	2.37%	2.91%	2.32%

Supplemental Data
Net assets, end of year (000)	$163,176		$175,939		$191,903	$238,237	$266,124

Portfolio turnover rate(g)	184%		263%		279%	270%	318%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes a payment by an affiliate to compensate for investments erroneously made in violation of the investment guidelines, which impacted the Fund’s total return. Excluding this payment, the Fund’s total return would have been 1.70%.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended March 31,

	2019	2018

Investments in underlying funds	0.01%	0.01%

(f)	Amount is less than 0.005%.
(g)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended March 31,

	2019	2018	2017	2016	2015

Portfolio turnover rate (excluding MDRs)	112%	148%	163%	178%	239%

See notes to financial statements.

92	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified(a)
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Series A is also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the investment adviser, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with each Fund’s investment policies.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions and TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board effective January 1, 2019, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

94	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless

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all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or

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broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended March 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate

Series S	$40,475,372	2.29%

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Series S’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(a)	Net Amount

Barclays Capital Inc.	$1,843,936	$ (1,843,936)	$—
BNP Paribas	400,824	(400,824)	—
Citigroup Global Markets, Inc.	22,355,622	(22,355,622)	—
RBC Capital Markets, LLC	6,294,353	(6,294,353)	—

	$30,894,735	$(30,894,735)	$—

(a)

Collateral with a value of $32,926,997 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

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While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$130,375	$11,983	$2,624	$144,982

For the year March 31, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$15,328,913	$8,085,000	1.52% - 1.55%	$6,604,863	2.09%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as a TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at March 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at March 31, 2019.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign

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currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is notated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or

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Notes to Financial Statements  (continued)

underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P and Series S, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Series A	$303,204
Series C	335,653
Series E	239,212

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Notes to Financial Statements  (continued)

Series M	652,106
Series P	142,351
Series S	219,530

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Series A, Series E and Series P are currently permitted to borrow and lend and Series C, Series M and Series S are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended March 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Series A	Series C	Series E	Series M	Series P	Series S

Non-U.S. Government Securities	$756,621,949	$165,101,302	$143,576,675	$11,738,159,711	$—	$394,410,405
U.S. Government Securities	—	36,867,505	—	17,339,033	—	2,343,473

Total Purchases	$756,621,949	$201,968,807	$143,576,675	$11,755,498,744	$—	$396,753,878

Sales	Series A	Series C	Series E	Series M	Series P	Series S

Non-U.S. Government Securities (includes paydowns)	$313,212,858	$190,535,330	$97,680,070	$11,869,633,474	$9,603,868	$461,935,805
U.S. Government Securities	—	29,855,228	—	8,382,478	—	2,351,823

Total Sales	$313,212,858	$220,390,558	$97,680,070	$11,878,015,952	$9,603,868	$464,287,628

For the year ended March 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Series M	Series S

Purchases	$5,120,254,447	$153,775,520
Sales	5,122,719,734	153,908,290

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns, except with respect to Series A, generally remains open for each of the four years ended March 31, 2019. The statute of limitations on Series A’s U.S. federal tax returns generally remains open for each of the three years ended March 31, 2019 and the period ended March 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Series A	Series C	Series E	Series M	Series P	Series S

Tax-exempt income(a)
3/31/19	$—	$—	$7,876,747	$—	$—	$—
3/31/18	$—	$—	$7,135,621	$—	$—	$—
Ordinary income
3/31/19	42,880,889	14,646,689	227,513	28,369,325	620,004	4,649,704
3/31/18	23,909,987	14,198,725	13,107	21,306,246	549,664	4,838,425
Long-term capital gains(b)
3/31/19	675,391	40,994	954,286	—	—	—
3/31/18	90,722	1,908,178	122,634	—	—	—

Total
3/31/19	$43,556,280	$14,687,683	$9,058,546	$28,369,325	$620,004	$4,649,704

3/31/18	$24,000,709	$16,106,903	$7,271,362	$21,306,246	$549,664	$4,838,425

(a)	The Funds designate these amounts paid during the fiscal year ended March 31, 2019 as exempt-interest dividends.
(b)	The Funds designate these amounts paid during the fiscal year ended March 31, 2019 as 20% rate long-term gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S

Undistributed tax-exempt income	$—	$—	$20,992	$—	$—	$—
Undistributed ordinary income	—	—	2,670	1,389,885	271,454	—
Non-expiring capital loss carryforwards(a)	—	(2,491,680)	—	(20,600,892)	(29,016,387)	(8,851,845)
Net unrealized gains (losses)(b)	(9,225,365)	8,513,822	8,911,596	3,644,427	(1,799,632)	(354,655)
Qualified late year losses(c)	(795,975)	(1,090,466)	(666,996)	—	—	—

	$(10,021,340)	$4,931,676	$8,268,262	$(15,566,580)	$(30,544,565)	$(9,206,500)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain options and futures contracts, the accounting for swap agreements, the treatment of residual interests in tender option bond trusts and the classification of investments.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended March 31, 2019, Series P utilized $1,381,177 of its capital loss carryforward.

As of March 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S

Tax cost	$995,969,934	$362,173,468	$237,926,367	$1,375,006,931	$15,875,917	$195,430,299

Gross unrealized appreciation	$9,499,161	$10,852,360	$9,534,951	$13,843,557	$861,384	$1,626,738
Gross unrealized depreciation	(18,381,554)	(2,263,535)	(623,182)	(10,199,130)	(2,661,012)	(1,671,626)

Net unrealized appreciation (depreciation)	$(8,882,393)	$8,588,825	$8,911,769	$3,644,427	$(1,799,628)	$(44,888)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market

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Notes to Financial Statements  (continued)

making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, Series E’s investments in TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

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Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 03/31/19	Year Ended 03/31/18

Series A

Shares sold	69,144,009	30,751,996
Shares redeemed	(27,690,251)	(6,319,617)

Net increase	41,453,758	24,432,379

Series C

Shares sold	8,827,667	9,671,665
Shares redeemed	(10,736,125)	(11,973,055)

Net decrease	(1,908,458)	(2,301,390)

Series E

Shares sold	10,019,529	5,610,010
Shares redeemed	(5,189,013)	(2,853,357)

Net increase	4,830,516	2,756,653

Series M

Shares sold	24,770,907	42,936,693
Shares redeemed	(26,871,015)	(19,129,335)

Net increase (decrease)	(2,100,108)	23,807,358

Series P

Shares sold	1,454,951	2,507,403
Shares redeemed	(4,667,254)	(6,608,248)

Net decrease	(3,212,303)	(4,100,845)

Series S

Shares sold	6,846,900	6,236,573
Shares redeemed	(8,424,603)	(7,626,335)

Net decrease	(1,577,703)	(1,389,762)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended March 31, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
Series A	$23,435,702	$565,007
Series C	14,198,725	1,908,178
Series E	7,142,855	128,477
Series M	21,306,246	—
Series P	549,664	—
Series S	4,838,425	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (continued)

Undistributed (distributions in excess of) net investment income as of March 31, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income

Series A	$ 1,868,628
Series C	(45,124)
Series E	56,581
Series M	1,235,791
Series P	114,383
Series S	(317,687)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date of the financial statements were issued and the following item was noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio and the Board of Trustees of the BlackRock Allocation Target Shares:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, and BATS: Series S Portfolio of BlackRock Allocation Target Shares (the “Funds”), including the schedules of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, the statement of cash flows for BATS: Series S Portfolio for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, and the results of their operations and BATS: Series S Portfolio’s cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio	For each of the three years in the period ended March 31, 2019.
BATS: Series A Portfolio	For each of the three years in the period ended March 31, 2019 and for the period from September 21, 2015 (commencement of operations) through March 31, 2016.
BATS: Series E Portfolio	For each of the four years in the period ended March 31, 2019 and for the period from August 4, 2014 (commencement of operations) through March 31, 2015.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

May 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	107

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the fiscal year ended March 31, 2019.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(a)

	April 2018	May 2018 — December 2018	January 2019 — March 2019

Series A	54.00%	61.77%	76.15%
Series C	72.72	74.48	77.26
Series E	N/A	100.00	N/A
Series M	97.86	93.47	100.00
Series P	N/A	33.49	N/A
Series S	55.39	50.73	100.00

Federal Obligation Interest(b)

			April 2018 — March 2019

Series C			0.48%
Series M			1.28%

Qualified Dividend Income for Individuals (c)

	April 2018	May 2018 — December 2018	January 2019 — March 2019

Series C	4.18%	4.95%	3.55%

Dividends Qualifying for the Dividends Received Deduction for Corporations(c)

			April 2018 — March 2019

Series C			3.88%

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)

The law varies in each state as to whether and what percentage of ordinary income distributions is eligible for exemption from state income tax. We recommend that you consult your tax advisor to determine if any portion of the distributions you received are exempt from state income tax.

(c)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	109

Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Direc- torships Held During Past Five Years

Henry Gabbay 1947	Trustee (Since 2007)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	129 RICs consisting of 297 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 297 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	111

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Truetees who took office on January 1, 2019. The newly elected Trustees include three former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA, 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Allocation Target Shares with voting results as follows:

	Votes For	Votes Withheld

Michael J. Castellano	236,146,321	0
Richard E. Cavanagh	236,146,321	0
Cynthia L. Egan	236,146,321	0
Frank J. Fabozzi	236,146,321	0
Robert Fairbairn	236,146,321	0
Henry Gabbay	236,146,321	0
R. Glenn Hubbard	236,146,321	0
W. Carl Kester	236,146,321	0
Catherine A. Lynch	236,146,321	0
John M. Perlowski	236,146,321	0
Karen P. Robards	236,146,321	0

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as trustees for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

A D D I T I O N A L I N F O R M A T I O N	113

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

114	2 0 1 9 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

USD	US Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

AGM	Assurance Guaranty Municipal Corp.

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

EDA	Economic Development Authority

GO	General Obligation Bonds

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	S&P Global Ratings

TBA	To-be-announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	115

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-3/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$40,902	$40,902	$0	$38	$15,400	$16,600	$0	$0
Series C Portfolio	$36,006	$36,006	$0	$38	$15,400	$17,200	$0	$0
Series E Portfolio	$41,922	$41,922	$0	$38	$13,400	$14,600	$0	$0
Series M Portfolio	$32,028	$32,028	$0	$38	$15,400	$16,000	$0	$0
Series P Portfolio	$20,400	$20,400	$0	$38	$15,400	$16,000	$0	$0
Series S Portfolio	$36,006	$36,006	$0	$38	$15,400	$16,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Series A Portfolio	$15,400	$16,638
Series C Portfolio	$15,400	$17,238
Series E Portfolio	$13,400	$14,638
Series M Portfolio	$15,400	$16,038
Series P Portfolio	$15,400	$16,038
Series S Portfolio	$15,400	$16,038

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: June 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: June 5, 2019